UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	05-31

Date of reporting period:	05-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

May 31, 2016

High-Yield Municipal Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Bonds (Munis) Extended Their Outperformance During a Continued Volatile Period

The narrative provided six months ago in our semiannual report letter hasn’t changed much—the key conditions described then extended for another half year. As explained then, widespread concerns about global economic growth sparked sharp financial market volatility. The primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. These factors re-emerged in January and early February this year, triggering sell-offs in riskier assets such as stocks and high-yield bonds. In the U.S. stock market, relatively defensive sectors such as utilities, telecommunication services, and consumer discretionary performed best. In the U.S. bond market, high-quality sectors including munis and Treasuries were market leaders.

Consistent with the first six months of the reporting period, munis continued to outperform for the full fiscal year. The broad muni market benefited from its comparatively high overall credit quality, despite defaults in Puerto Rico and financial concerns facing Illinois and New Jersey. We continue to view these as isolated incidents running counter to overall muni credit quality trends. Also, as government bond yields fell globally during the last six months of the reporting period, after-tax muni yields looked attractive, especially for investors in top tax brackets.

We expect many of the factors that kept sovereign bond yields low during the reporting period to persist through the end of the year, keeping U.S. government bond yields range-bound, despite the Federal Reserve’s attempts to raise its interest rate target. We believe those attempts will be muted in the face of continuing global economic, political, and market headwinds. Furthermore, conjecture about Federal Reserve policy and the outcome of the U.S. presidential election, among other factors, could lead to further market volatility, presenting both challenges and opportunities for active investment managers. We continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHYX	7.90%	7.21%	4.14%	—	3/31/98
Barclays Municipal Bond Index	—	5.87%	5.07%	4.92%	—	—
Institutional Class	AYMIX	8.12%	7.42%	—	6.75%	3/1/10
A Class	AYMAX					1/31/03
No sales charge		7.64%	6.94%	3.88%	—
With sales charge		2.80%	5.97%	3.41%	—
C Class	AYMCX	6.84%	6.15%	3.10%	—	7/24/02
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on May 31, 2016
Investor Class — $15,013

Barclays Municipal Bond Index — $16,174

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.60%	0.40%	0.85%	1.60%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Permut, Joseph Gotelli, and Alan Kruss

Performance Summary

High-Yield Municipal returned 7.90%* for the 12 months ended May 31, 2016. By comparison, the investment-grade Barclays Municipal Bond Index returned 5.87%. Fund returns reflect operating expenses, while index returns do not.

The fund’s return for the reporting period largely reflected the positive overall performance of the municipal bond (muni) market combined with favorable security selection. Of note, high-yield munis generally underperformed their investment-grade counterparts during the 12-month period (returning 4.70%, according to Barclays) as investors favored higher-quality bonds. Despite this broad higher-quality bias working against it, the portfolio performed well, benefiting from security selection and duration positioning (price sensitivity to interest rate changes).

Muni Market Dynamics Aided Performance

Investor concerns about global growth (particularly in China), commodity prices, and central bank monetary decisions created a volatile market climate throughout the reporting period. The U.S. economy continued to exhibit modest growth, but the U.S. Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of interest rate “normalization” from the Fed. This uncertainty contributed to the period’s market volatility. Ultimately, the Fed delayed its much-anticipated 2015 interest rate hike until the final month of the year, lifting the range for its benchmark short-term interest rate 25 basis points (1 basis point equals 0.01%) to 0.25%-0.50% on December 16. The new year ushered in a fresh round of global growth worries and a severe equity market sell-off. The Fed took an anticipated first-quarter rate hike off the table, and investors gradually curtailed their expectations for additional rate hikes in 2016. The Fed held rates steady through the end of the reporting period, citing concerns about the health of the global economy and weaker-than-expected first-quarter U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. Meanwhile, central banks in Europe, Japan, and China continued to cut interest rates and implement other aggressive stimulus programs in response to weak growth rates and the threat of deflation in those regions.

This environment generally led to positive performance for U.S. Treasuries and most U.S. bond market sectors. Yields on the 10-year Treasury note and the 30-year Treasury bond declined 27 basis points and 23 basis points, respectively, while the yield on the Fed policy-sensitive two-year Treasury note increased 27 basis points. Munis generally tracked the U.S. Treasury market, but factors specific to the municipal market helped munis outperform. In particular, supply and demand dynamics remained favorable, which supported gains. Other than an increase in muni supply early in the period (as issuers rushed to issue or refinance debt ahead of the Fed’s rate hike), supply declined modestly for the period overall. At the same time, demand for munis remained robust largely due to their tax advantages. Investor desire for yield also helped drive demand for high-yield munis. As of May 31, 2016, muni funds experienced 34 consecutive weeks of positive flows, according to Lipper Inc.

Overall, all major sectors of the muni bond market posted positive returns for the 12-month period. Longer-maturity and higher-quality munis generally performed better than shorter-maturity and lower-quality securities, and revenue bonds outperformed GO (general obligation) bonds.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Market Fundamentals Remained Positive Despite Isolated Credit Events

Despite negative credit events for specific issuers in Puerto Rico, Chicago, New Jersey, and other relatively isolated entities, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the main problems facing these issuers are due largely to their own individual circumstances and are not indicative of any particular systemic municipal market problem.

From a broad fiscal standpoint, state and local finances across the U.S. remained relatively healthy during the reporting period, even as revenue growth slowed largely due to weak stock market returns. However, spending restraint has enabled most states to maintain stable credit profiles. From a credit rating perspective, muni credit-rating upgrades continued to slightly outpace downgrades, and the muni default rate remained low. We continue to believe it’s unlikely any states will default, but select, isolated state, local, and commonwealth credit ratings may be pressured by special circumstances.

Security Selection, Duration Positioning Aided Results

Our continued bias toward revenue bonds over GO bonds contributed to portfolio performance. Within the revenue sector, we continued to favor essential service (such as those that finance water and sewer projects) revenue bonds, along with transportation and hospital bonds. Within revenue and other sub-sectors, what we didn’t hold in the portfolio was nearly as important to relative fund performance as what we did hold, including minimizing the portfolio’s exposure to key issuers in Puerto Rico and Chicago (Chicago Board of Education). We began reducing the portfolio’s exposure to Puerto Rico munis during the second half of 2014, and we completely exited the position by July 2015. Although the portfolio no longer has direct exposure, we expect Puerto Rico will continue to influence the high-yield market due to the sheer size and prevalence of its outstanding debt. On a different front, Chicago, like Puerto Rico, has multiple issuers, but its stronger issuers face fewer financial hurdles than Puerto Rico does. The portfolio owns Chicago debt, but none issued by Chicago Board of Education.

Overall, our positioning and bottom-up security selection within multiple sectors boosted performance. In the education sector, we added exposure to charter schools (a growing industry) in Arizona and Pennsylvania at what we believe were attractive valuations. We also selectively added tobacco settlement bonds, which contributed to portfolio performance.

During the first half of the reporting period, we generally maintained a neutral duration strategy. In December 2015, we extended the portfolio’s duration in anticipation of favorable technical factors typically prevalent in January. We maintained the slightly longer-than-average duration through the end of May 2016, which aided portfolio performance as yields generally declined through the first five months of 2016. We used U.S. Treasury futures contracts at times as part of our duration strategy.

Market Volatility Likely to Persist

Looking ahead, we believe U.S. economic fundamentals eventually will prompt the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, and geopolitical risks may delay Fed action and keep rates range-bound. We expect market volatility to persist as investors await additional Fed comments and action on short-term interest rates. Volatility also is likely to escalate as the U.S. presidential campaign heats up and the candidates debate tax and other policies prior to the November election. Mounting market volatility may cause credit spreads (the yield differential between high-quality and low-quality munis of similar maturity) to widen, which may present compelling buying opportunities among lower-quality credits. In this environment, we believe fundamental credit research, active management, and security selection will become increasingly important.

6

Fund Characteristics

MAY 31, 2016
Portfolio at a Glance
Weighted Average Maturity	19.1 years
Average Duration (Modified)	5.8 years

Top Five States and Territories	% of net assets
New York	14.4%
California	11.6%
Illinois	7.6%
Florida	6.6%
Pennsylvania	6.1%

Top Five Sectors	% of fund investments
Hospital	17%
Special Tax	10%
Higher Education	8%
Industrial Development Revenue/Pollution Control Revenue	7%
Life Care	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	101.9%
Temporary Cash Investments	—*
Other Assets and Liabilities	(1.9)%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Expenses Paid During Period(1) 12/1/15 - 5/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,052.50	$3.08	0.60%
Institutional Class	$1,000	$1,053.50	$2.05	0.40%
A Class	$1,000	$1,051.20	$4.36	0.85%
C Class	$1,000	$1,046.20	$8.18	1.60%
Hypothetical
Investor Class	$1,000	$1,022.00	$3.03	0.60%
Institutional Class	$1,000	$1,023.00	$2.02	0.40%
A Class	$1,000	$1,020.75	$4.29	0.85%
C Class	$1,000	$1,017.00	$8.07	1.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MAY 31, 2016

	Principal Amount	Value
MUNICIPAL SECURITIES — 101.9%
Alabama — 1.8%
Birmingham GO, 5.00%, 4/1/18(1)	$1,000,000	$1,066,290
Birmingham GO, 5.00%, 4/1/20(1)	715,000	808,322
Industrial Development Board of the City of Mobile Alabama Rev., (Alabama Power Co.), VRDN, 1.625%, 10/2/18	2,000,000	2,019,960
Infirmary Health System Special Care Facilities Financing Authority of Mobile Rev., (Infirmary Health System Obligated Group), 5.00%, 2/1/24	2,520,000	3,046,478
Jefferson County Sewer Rev., 6.50%, 10/1/53	2,000,000	2,431,640
		9,372,690
Alaska — 0.5%
Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46	2,500,000	2,395,175
Arizona — 4.7%
Arizona Health Facilities Authority Rev., (Banner Health Obligated Group), 5.00%, 1/1/44	1,585,000	1,827,568
Arizona School Facilities Board COP, 5.00%, 9/1/23	2,500,000	3,061,050
Florence Town, Inc. Industrial Development Authority Rev., (Legacy Traditional School Series 2013 Obligated Group), 6.00%, 7/1/43	1,000,000	1,107,890
Industrial Development Authority of the City of Phoenix Rev., (AZ GFF Tiyan LLC), 5.375%, 2/1/41	1,000,000	1,027,090
Industrial Development Authority of the City of Phoenix Rev., (BASIS Schools, Inc. Obligated Group), 5.00%, 7/1/45(2)	1,500,000	1,570,485
Industrial Development Authority of the City of Phoenix Rev., (BASIS Schools, Inc. Obligated Group), 5.00%, 7/1/46(2)	1,500,000	1,570,140
Industrial Development Authority of the City of Phoenix Rev., (Great Hearts Academies), 2.95%, 7/1/26	2,750,000	2,749,945
Industrial Development Authority of the City of Phoenix Rev., (Great Hearts Academies), 5.00%, 7/1/44	1,000,000	1,090,500
Industrial Development Authority of the City of Phoenix Rev., (Legacy Traditional School Obligated Group), 6.75%, 7/1/44(2)	2,000,000	2,392,740
Industrial Development Authority of the City of Phoenix Rev., (Villa Montessori, Inc.), 5.00%, 7/1/35	500,000	548,125
Industrial Development Authority of the City of Phoenix Rev., (Villa Montessori, Inc.), 5.00%, 7/1/45	1,000,000	1,074,710
Industrial Development Authority of the County of Pima Rev., (American Leadership Academy, Inc.), 5.625%, 6/15/45(2)	2,000,000	2,049,040
Mesa Rev., 5.00%, 7/1/27	250,000	260,803
Mohave County Industrial Development Authority Rev., (Mohave Prison LLC), 8.00%, 5/1/25	500,000	560,475
Pima County Sewer System Rev., 5.00%, 7/1/26	1,000,000	1,182,230
Salt Verde Financial Corp. Rev., 5.00%, 12/1/37 (GA: Citigroup, Inc.)	1,000,000	1,251,420
Sundance Community Facilities District Rev., 7.125%, 7/1/27(2)	512,000	513,157
Sundance Community Facilities District Special Assessment, 6.50%, 7/1/29	271,000	271,439
		24,108,807
California — 11.6%
Antelope Valley Healthcare District Rev., 5.00%, 3/1/21	3,855,000	4,307,808

10

	Principal Amount	Value
California County Tobacco Securitization Agency Rev., (Alameda County Tobacco Securitization Corp.), 0.00%, 6/1/50(3)	$8,000,000	$790,400
California Health Facilities Financing Authority Rev., (Children's Hospital of Orange County), 6.50%, 11/1/38 (GA: Children's Healthcare of California)	2,000,000	2,357,840
California Municipal Finance Authority Rev., (Azusa Pacific University), 8.00%, 4/1/21, Prerefunded at 100% of Par(4)	800,000	1,050,512
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 4.75%, 6/1/36(2)	1,500,000	1,536,000
California State Public Works Board Rev., 5.00%, 3/1/30	1,500,000	1,796,220
California State Public Works Board Rev., 5.00%, 11/1/38	1,500,000	1,799,565
California State Public Works Board Rev., 5.00%, 9/1/39	3,000,000	3,580,530
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 3.25%, 5/15/31	2,000,000	2,029,980
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), 5.00%, 4/1/42	2,000,000	2,309,080
California Statewide Communities Development Authority Rev., (Lancer Educational Housing LLC), 7.50%, 6/1/42	1,950,000	2,166,196
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/36(2)	500,000	564,175
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/41(2)	500,000	557,460
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/46(2)	1,000,000	1,111,370
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/56(2)	1,000,000	1,128,580
Clovis Unified School District GO, Capital Appreciation, 0.00%, 8/1/26 (NATL)(3)	2,500,000	1,957,325
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/24(5)	500,000	424,110
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/33(3)	750,000	390,510
Foothill-Eastern Transportation Corridor Agency Rev., 6.50%, 1/15/43	500,000	600,865
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	2,250,000	2,684,790
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23	500,000	594,475
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33	500,000	503,280
Golden State Tobacco Securitization Corp. Rev., 5.125%, 6/1/47	2,000,000	2,000,020
Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47	2,500,000	2,528,975
Independent Cities Finance Authority Rev., (Millennium Housing Corp.), 6.15%, 7/15/40	2,000,000	2,229,760
Long Beach Unified School District GO, Capital Appreciation, 0.00%, 8/1/25 (AGC)(3)	1,595,000	1,299,542
Los Angeles Unified School District GO, 5.00%, 7/1/20	1,000,000	1,160,520
Morongo Band of Mission Indians Rev., 6.50%, 3/1/28(2)	1,000,000	1,083,540
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/38	385,000	470,778
Palm Springs Airport Rev., 6.40%, 7/1/23	250,000	250,473
Palm Springs Airport Rev., 6.50%, 7/1/27	200,000	200,394
Poway Unified School District GO, 0.00%, 8/1/32(3)	2,000,000	1,223,120

11

	Principal Amount	Value
River Islands Public Financing Authority Special Tax, 5.50%, 9/1/45	$1,500,000	$1,652,220
River Rock Entertainment Authority Rev., 8.00%, 11/1/18(6)(7)	2,931,000	300,105
San Diego Public Facilities Financing Authority Rev., 5.00%, 10/15/44	500,000	599,230
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/23	750,000	909,788
San Francisco City & County Redevelopment Agency Special Tax, Capital Appreciation, 0.00%, 8/1/43(3)	3,500,000	808,185
San Francisco City & County Redevelopment Agency Tax Allocation, 6.625%, 8/1/19, Prerefunded at 100% of Par(4)	250,000	295,023
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/36 (NATL)(3)	1,000,000	470,370
San Joaquin Hills Transportation Corridor Agency Rev., 5.25%, 1/15/44	3,000,000	3,352,200
Sunnyvale Special Tax, 7.75%, 8/1/32	1,500,000	1,503,870
Tejon Ranch Public Facilities Finance Authority Special Tax, 5.00%, 9/1/45	2,000,000	2,240,240
		58,819,424
Colorado — 3.5%
Central Platte Valley Metropolitan District GO, 5.00%, 12/1/43	1,000,000	1,064,080
City & County of Denver Rev., (United Airlines, Inc.), 5.75%, 10/1/32	1,500,000	1,572,300
Colorado Health Facilities Authority Rev., (Total Longterm Care, Inc.), 6.00%, 11/15/20, Prerefunded at 100% of Par(4)	500,000	600,510
Denver Health & Hospital Authority Rev., 5.00%, 12/1/39	800,000	894,496
Denver Health & Hospital Authority Rev., 5.25%, 12/1/45	250,000	282,955
Denver Urban Renewal Authority Tax Allocation, 5.00%, 12/1/25	1,500,000	1,770,990
E-470 Public Highway Authority Rev., VRDN, 1.58%, 6/2/16	2,200,000	2,194,940
Foothills Metropolitan District Special Assessment, 6.00%, 12/1/38	1,000,000	1,084,050
One Horse Business Improvement District Rev., 6.00%, 6/1/24	1,290,000	1,292,696
Park Creek Metropolitan District Tax Allocation, 5.00%, 12/1/45	1,125,000	1,284,806
Plaza Metropolitan District No. 1 Tax Allocation, 5.00%, 12/1/22(2)	500,000	548,765
Regional Transportation District COP, 5.00%, 6/1/20	1,750,000	2,009,455
Regional Transportation District Rev., (Denver Transit Partners LLC), 6.00%, 1/15/41	1,000,000	1,158,570
State of Colorado Department of Transportation Rev., 5.00%, 12/15/16	2,000,000	2,048,000
		17,806,613
Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority Rev., (Church Home of Hartford, Inc.), 2.875%, 9/1/20(2)	700,000	702,849
Connecticut State Health & Educational Facility Authority Rev., (Yale University), VRDN, 1.375%, 7/11/18	2,500,000	2,524,150
		3,226,999
Delaware — 0.3%
Delaware State Economic Development Authority Rev., (Delmarva Power & Light Co.), 5.40%, 2/1/31	1,500,000	1,687,260
District of Columbia — 0.9%
District of Columbia Rev., (Friendship Public Charter School, Inc.), 5.00%, 6/1/46	1,385,000	1,546,630
District of Columbia Rev., (National Law Enforcement Officers Memorial Fund, Inc.), 7.75%, 7/1/49	3,000,000	3,229,590
		4,776,220

12

	Principal Amount	Value
Florida — 6.6%
Alachua County Health Facilities Authority Rev., (East Ridge Retirement Village, Inc.), 6.375%, 11/15/49	$1,500,000	$1,684,215
Babcock Ranch Community Independent Special District Special Assessment, 5.25%, 11/1/46	250,000	253,378
Brevard County Rev., (University Financing Foundation, Inc.), 6.75%, 11/1/39	1,000,000	1,092,050
Brevard County Health Facilities Authority Rev., (Health First, Inc. Obligated Group), 5.00%, 4/1/39	2,445,000	2,799,623
Broward County Airport System Rev., 5.00%, 10/1/28	2,000,000	2,410,160
Broward County Airport System Rev., 5.25%, 10/1/38	500,000	583,930
Celebration Pointe Community Development District Special Assessment, 5.125%, 5/1/45	750,000	773,100
Escambia County Rev., (Gulf Power Co.), VRDN, 2.10%, 4/11/19	500,000	511,670
Florida Development Finance Corp. Rev., (Renaissance Charter School, Inc.), 6.125%, 6/15/46(2)	1,000,000	1,027,840
Greater Orlando Aviation Authority Rev., (JetBlue Airways Corp.), 5.00%, 11/15/36	1,000,000	1,063,920
Halifax Hospital Medical Center Rev., (Halifax Hospital Medical Center Obligated Group), 5.00%, 6/1/21	350,000	407,208
Halifax Hospital Medical Center Rev., (Halifax Hospital Medical Center Obligated Group), 5.00%, 6/1/22	250,000	296,273
Hillsborough County Industrial Development Authority Rev., (Florida Health Sciences Center, Inc.), 5.00%, 10/1/34	1,250,000	1,432,462
Hillsborough County School Board COP, 5.00%, 7/1/22	1,250,000	1,503,062
Lakeland Rev., (Lakeland Regional Medical Center Obligated Group), 5.00%, 11/15/45	1,500,000	1,719,555
Martin County Health Facilities Authority Rev., (Martin Memorial Medical Center, Inc.), 5.50%, 11/15/42	1,500,000	1,694,250
Miami Beach Redevelopment Agency Tax Allocation, 5.00%, 2/1/27	1,000,000	1,206,300
Miami-Dade County Rev., 5.00%, 10/1/37	1,500,000	1,740,255
Miami-Dade County Educational Facilities Authority Rev., (University of Miami), 5.00%, 4/1/30	1,250,000	1,503,412
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/31	1,000,000	1,193,230
Miami-Dade County Industrial Development Authority Rev., (Pinecrest Academy, Inc.), 5.25%, 9/15/44	950,000	1,031,976
Mid-Bay Bridge Authority Rev., 7.25%, 10/1/21, Prerefunded at 100% of Par(4)	515,000	669,289
Orange County Health Facilities Authority Rev., (Orlando Health Obligated Group), 5.00%, 10/1/27	1,000,000	1,252,000
Orange County Health Facilities Authority Rev., (Presbyterian Retirement Communities, Inc. Obligated Group), 5.00%, 8/1/34	1,450,000	1,640,109
South Lake County Hospital District Rev., (Southlake Hospital, Inc.), 6.25%, 4/1/39	1,000,000	1,127,830
Tallahassee Rev., (Tallahassee Memorial HealthCare, Inc.), 5.00%, 12/1/24	1,225,000	1,493,998
Village Community Development District No. 10 Special Assessment, 6.00%, 5/1/44	470,000	559,544
Village Community Development District No. 8 Special Assessment, 6.125%, 5/1/39	790,000	908,397
		33,579,036
Georgia — 1.7%
Atlanta Department of Aviation Rev., 5.00%, 1/1/29	1,000,000	1,125,140
Atlanta Water & Wastewater Rev., 6.25%, 11/1/19, Prerefunded at 100% of Par(4)	3,000,000	3,532,290

13

	Principal Amount	Value
DeKalb County Water & Sewerage Rev., 5.25%, 10/1/36	$1,000,000	$1,181,370
Marietta Development Authority Rev., (Life University, Inc.), 7.00%, 6/15/39	1,000,000	1,054,350
Monroe County Development Authority Rev., (Georgia Power Co.), VRDN, 2.35%, 12/11/20	1,500,000	1,544,340
		8,437,490
Guam — 0.2%
Guam Government Department of Education COP, 6.625%, 12/1/30	1,000,000	1,096,530
Hawaii — 0.7%
State of Hawaii Department of Budget & Finance Rev., (Chaminade University of Honolulu), 5.00%, 1/1/45(2)	1,500,000	1,543,170
State of Hawaii Department of Budget & Finance Rev., (Craigside Retirement Residence), 9.00%, 11/15/44	1,500,000	1,834,395
		3,377,565
Idaho — 0.6%
Idaho Health Facilities Authority Rev., (Partners In Healthcare, Inc.), 5.50%, 11/1/45	3,000,000	3,088,710
Illinois — 7.6%
Chicago GO, 5.50%, 1/1/39	2,000,000	2,002,600
Chicago GO, 5.00%, 1/1/40	2,500,000	2,469,200
Chicago Midway International Airport Rev., 5.00%, 1/1/26	2,200,000	2,572,636
Chicago Midway International Airport Rev., 5.00%, 1/1/31(1)	2,000,000	2,367,540
Chicago O'Hare International Airport Rev., 5.00%, 1/1/22	3,000,000	3,504,270
Chicago O'Hare International Airport Rev., 5.00%, 1/1/27	3,000,000	3,565,890
Chicago Wastewater Transmission Rev., 5.00%, 1/1/34	245,000	277,078
Chicago Wastewater Transmission Rev., 5.00%, 1/1/35	245,000	276,296
Chicago Wastewater Transmission Rev., 5.00%, 1/1/39	1,240,000	1,391,491
Chicago Wastewater Transmission Rev., 5.00%, 1/1/44	500,000	553,070
Chicago Waterworks Rev., 5.00%, 11/1/29	1,750,000	2,084,670
Chicago Waterworks Rev., 5.00%, 11/1/30	1,000,000	1,183,990
Chicago Waterworks Rev., 5.00%, 11/1/31	1,000,000	1,178,740
Chicago Waterworks Rev., 5.00%, 11/1/39	450,000	508,280
Illinois Finance Authority Rev., 6.25%, 10/1/33	1,000,000	1,155,730
Illinois Finance Authority Rev., (Intrinsic Schools), 6.00%, 12/1/45(2)	2,000,000	2,036,420
Illinois Finance Authority Rev., (Northwestern Memorial Healthcare Obligated Group), 5.00%, 8/15/43	1,000,000	1,126,300
Illinois Finance Authority Rev., (OSF Healthcare System Obligated Group), 5.00%, 11/15/45	1,300,000	1,501,656
Illinois Finance Authority Rev., (Plymouth Place, Inc.), 5.25%, 5/15/50	2,000,000	2,067,780
Illinois Finance Authority Rev., (Rush University Medical Center Obligated Group), 7.25%, 11/1/18, Prerefunded at 100% of Par(4)	1,500,000	1,729,980
Illinois Finance Authority Rev., (Rush University Medical Center Obligated Group), 5.00%, 11/15/38	500,000	581,645
Illinois Finance Authority Rev., (University of Chicago), VRDN, 1.10%, 2/15/18	1,125,000	1,127,261
Illinois State Toll Highway Authority Rev., 5.00%, 12/1/32	910,000	1,103,648
Metropolitan Pier & Exposition Authority Rev., Capital Appreciation, 0.00%, 12/15/41(3)	1,000,000	307,220
State of Illinois GO, 5.50%, 7/1/38	1,000,000	1,105,330

14

	Principal Amount	Value
University of Illinois Rev., 5.25%, 4/1/41	$625,000	$705,200
		38,483,921
Indiana — 0.1%
Richmond Hospital Authority Rev., (Reid Hospital & Health Care Services, Inc.), 5.00%, 1/1/39	500,000	578,240
Iowa — 0.2%
Iowa Tobacco Settlement Authority Rev., 5.625%, 6/1/46	1,000,000	999,930
Kentucky — 0.8%
Paducah Electric Plant Board Rev., 5.00%, 10/1/30 (AGM)(1)	3,500,000	4,136,790
Louisiana — 1.6%
Louisiana Public Facilities Authority Rev., (Entergy Louisiana LLC), 3.375%, 9/1/28	3,000,000	3,091,500
Louisiana State Citizens Property Insurance Corp. Rev., 5.00%, 6/1/20	1,500,000	1,706,940
New Orleans Aviation Board Rev., 6.50%, 1/1/40	1,500,000	1,680,795
New Orleans Sewerage Service Rev., 5.00%, 6/1/40	695,000	802,739
New Orleans Sewerage Service Rev., 5.00%, 6/1/45	640,000	737,037
		8,019,011
Maryland — 2.0%
Anne Arundel County Tax Allocation, 6.10%, 7/1/40	1,000,000	1,058,510
Baltimore Tax Allocation, 7.00%, 9/1/38	2,900,000	3,086,441
Maryland Economic Development Corp. Rev., (Ports America Chesapeake LLC), 5.75%, 6/1/35	1,000,000	1,096,680
Maryland Health & Higher Educational Facilities Authority Rev., (LifeBridge Health Obligated Group), 5.00%, 7/1/47	2,000,000	2,332,360
Maryland Health & Higher Educational Facilities Authority Rev., (MedStar Health Obligated Group), 5.00%, 8/15/42	1,000,000	1,160,920
Maryland Health & Higher Educational Facilities Authority Rev., (Mercy Medical Center Obligated Group), 4.00%, 7/1/42	1,405,000	1,483,188
		10,218,099
Massachusetts — 0.8%
Massachusetts Development Finance Agency Rev., (Lahey Clinic Obligated Group), 5.00%, 8/15/45	910,000	1,061,879
Massachusetts Development Finance Agency Rev., (South Shore Hospital, Inc.), 4.00%, 7/1/36	1,185,000	1,277,252
Massachusetts Development Finance Agency Rev., (UMass Memorial Health Care Obligated Group), 4.00%, 7/1/41	570,000	590,834
Massachusetts Development Finance Agency Rev., (UMass Memorial Health Care Obligated Group), 5.00%, 7/1/46	1,000,000	1,161,080
		4,091,045
Michigan — 2.8%
Detroit City School District GO, 5.00%, 5/1/25 (Q-SBLF)	2,490,000	2,872,339
Flint Hospital Building Authority Rev., (Hurley Medical Center), 7.50%, 7/1/39	1,250,000	1,428,175
Kentwood Economic Development Corp. Rev., (Holland Home Obligated Group), 5.625%, 11/15/41	1,750,000	1,899,818
Lincoln Consolidated School District GO, 5.00%, 5/1/20 (AGM Q-SBLF)	1,490,000	1,687,231
Michigan Finance Authority Rev., 5.00%, 5/1/25 (Q-SBLF)	375,000	454,976
Michigan Finance Authority Rev., (Beaumont Health Obligated Group), 4.00%, 11/1/46	2,000,000	2,121,640
Michigan Finance Authority Rev., (MidMichigan Obligated Group), 5.00%, 6/1/39	835,000	962,296

15

	Principal Amount	Value
Michigan Finance Authority Rev., (Thomas M Cooley Law School), 6.75%, 7/1/44(2)	$1,000,000	$1,073,550
Royal Oak Hospital Finance Authority Rev., (Beaumont Health Obligated Group), 5.00%, 9/1/39	1,600,000	1,827,472
		14,327,497
Minnesota — 0.2%
Hugo Rev., (CS Property Noble LLC), 5.00%, 7/1/44	1,000,000	1,021,680
Mississippi — 0.6%
Mississippi Development Bank Rev., 5.00%, 3/1/29 (AGM)	2,640,000	3,155,724
Missouri — 2.7%
Health & Educational Facilities Authority of the State of Missouri Rev., (Kansas City Art Institute), VRDN, 0.38%, 6/1/16 (LOC: Commerce Bank)	2,100,000	2,100,000
Health & Educational Facilities Authority of the State of Missouri Rev., (Lutheran Senior Services Obligated Group), 6.00%, 2/1/41	1,250,000	1,397,375
Health & Educational Facilities Authority of the State of Missouri Rev., (St. Louis College of Pharmacy), 5.50%, 5/1/43	1,000,000	1,126,470
Health & Educational Facilities Authority of the State of Missouri Rev., (St. Louis College of Pharmacy), 5.00%, 5/1/45	1,890,000	2,045,490
Kansas City Industrial Development Authority Rev., (Kansas City United Methodist Retirement Home, Inc.), 6.00%, 11/15/51(2)	1,500,000	1,534,800
Kirkwood Industrial Development Authority Rev., (Ashfield Active Living and Wellness Communities, Inc.), 8.25%, 5/15/45	3,000,000	3,388,440
St. Louis County Industrial Development Authority Rev., (Nazareth Living Center), 5.125%, 8/15/45	1,800,000	1,864,674
		13,457,249
Nebraska — 1.1%
Central Plains Energy Project Rev., 5.00%, 9/1/42	1,360,000	1,515,543
Douglas County Hospital Authority No. 2 Rev., (Nebraska Methodist Health Obligated Group), 5.00%, 11/1/45	1,250,000	1,438,787
Douglas County Hospital Authority No. 3 Rev., (Nebraska Methodist Health Obligated Group), 5.00%, 11/1/45	250,000	287,758
Santee Sioux Nation Rev., 8.75%, 10/1/20 (Acquired 11/19/09, Cost $2,400,000)(8)	2,400,000	2,407,968
		5,650,056
Nevada — 1.4%
Clark County Special Assessment, 5.00%, 8/1/30	1,475,000	1,558,471
Clark County Special Assessment, 5.00%, 8/1/32	375,000	393,026
Clark County Special Assessment, 5.00%, 8/1/35	700,000	726,677
Henderson Local Improvement Districts Special Assessment, 6.10%, 3/1/24	925,000	931,743
Las Vegas Redevelopment Agency Tax Allocation, 3.00%, 6/15/32	2,500,000	2,388,125
Las Vegas Special Improvement District No. 812 Special Assessment, 5.00%, 12/1/35	1,000,000	1,034,520
		7,032,562
New Jersey — 3.6%
New Jersey Economic Development Authority Rev., 5.00%, 6/15/40	2,000,000	2,162,000
New Jersey Economic Development Authority Rev., (NYNJ Link Borrower LLC), 5.375%, 1/1/43	1,600,000	1,850,112
New Jersey Economic Development Authority Rev., (SJF CCRC, Inc.), 5.25%, 1/1/44	1,000,000	1,054,600
New Jersey Economic Development Authority Rev., (United Airlines, Inc.), 5.25%, 9/15/29	1,000,000	1,112,170

16

	Principal Amount	Value
New Jersey Economic Development Authority Rev., (United Airlines, Inc.), 5.50%, 6/1/33	$500,000	$565,925
New Jersey Health Care Facilities Financing Authority Rev., (Barnabas Health Obligated Group), 5.00%, 7/1/44	1,000,000	1,149,170
New Jersey Health Care Facilities Financing Authority Rev., (Princeton HealthCare System Obligated Group), 5.00%, 7/1/22	1,000,000	1,190,270
New Jersey Health Care Facilities Financing Authority Rev., (Princeton HealthCare System Obligated Group), 5.00%, 7/1/23	1,000,000	1,210,440
New Jersey Health Care Facilities Financing Authority Rev., (University Hospital), 5.00%, 7/1/46 (AGM)	1,800,000	2,074,284
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/42	1,000,000	1,068,650
Tobacco Settlement Financing Corp. Rev., 4.75%, 6/1/34	2,000,000	1,941,580
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41	3,000,000	2,921,490
		18,300,691
New Mexico — 0.2%
Montecito Estates Public Improvement District Special Tax, 7.00%, 10/1/37	1,070,000	1,092,973
New York — 14.4%
Brooklyn Arena Local Development Corp. Rev., 6.25%, 7/15/40	800,000	920,784
Buffalo & Erie County Industrial Land Development Corp. Rev., (Orchard Park CCRC, Inc.), 5.00%, 11/15/37	1,500,000	1,685,565
Build NYC Resource Corp. Rev., (Albert Einstein College of Medicine, Inc.), 5.50%, 9/1/45(2)	3,000,000	3,386,940
Build NYC Resource Corp. Rev., (Metropolitan College of New York), 5.25%, 11/1/34	750,000	822,292
Build NYC Resource Corp. Rev., (Metropolitan College of New York), 5.50%, 11/1/44	1,000,000	1,096,880
Build NYC Resource Corp. Rev., (Pratt Paper, Inc.), 5.00%, 1/1/35(2)	1,000,000	1,093,210
Dutchess County Local Development Corp. Rev., (Marist College), 5.00%, 7/1/45	3,000,000	3,515,520
Metropolitan Transportation Authority Rev., 5.00%, 11/15/19	4,000,000	4,537,000
Nassau County Tobacco Settlement Corp. Rev., 5.00%, 6/1/35	2,000,000	1,990,300
New York City GO, 5.00%, 8/1/18	3,000,000	3,269,280
New York City GO, 5.00%, 8/1/23	750,000	926,100
New York City GO, 5.00%, 8/1/36	900,000	1,074,771
New York City GO, VRDN, 0.36%, 6/1/16 (LIQ FAC: Barclays Bank plc)	8,000,000	8,000,000
New York City Industrial Development Agency Rev., (American Airlines, Inc.), VRDN, 2.00%, 8/1/16 (GA: American Airlines Group)	3,000,000	3,004,860
New York City Industrial Development Agency Rev., (TrIPs Obligated Group), 5.00%, 7/1/28	1,000,000	1,108,090
New York City Transitional Finance Authority Future Tax Secured Rev. VRDN, 0.36%, 6/1/16 (SBBPA: Barclays Bank plc)	4,500,000	4,500,000
New York Liberty Development Corp. Rev., (3 World Trade Center LLC), 5.00%, 11/15/44(2)	5,000,000	5,634,450
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.25%, 10/1/35	1,030,000	1,322,211
New York State Dormitory Authority Rev., 5.00%, 3/15/17	1,795,000	1,857,861
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/26	500,000	610,050
New York State Dormitory Authority Rev., (Northwell Health Obligated Group), 5.00%, 5/1/43	1,500,000	1,738,875
New York State Dormitory Authority Rev., (Touro College and University System Obligated Group), 5.50%, 1/1/44	850,000	944,469

17

	Principal Amount	Value
New York Transportation Development Corp. Rev., (Laguardia Gateway Partners LLC), 5.25%, 1/1/50(1)	$5,000,000	$5,717,200
New York Transportation Development Corp. Rev., (Terminal One Group Association LP), 5.00%, 1/1/22	1,000,000	1,177,970
New York Transportation Development Corp. Rev., (Terminal One Group Association LP), 5.00%, 1/1/23	1,000,000	1,199,180
Newburgh GO, 5.625%, 6/15/33	1,400,000	1,540,252
Port Authority of New York & New Jersey Rev., (JFK International Air Terminal LLC), 6.00%, 12/1/36	2,000,000	2,353,960
Syracuse Industrial Development Agency Rev., (Syracuse University), VRDN, 0.36%, 6/1/16 (LOC: JPMorgan Chase Bank N.A.)	1,300,000	1,300,000
Triborough Bridge & Tunnel Authority Rev., Capital Appreciation, 0.00%, 11/15/30(3)	1,500,000	1,003,215
TSASC, Inc. Rev., 5.125%, 6/1/42	1,000,000	985,170
Westchester County Local Development Corp. Rev., (Pace University), 5.50%, 5/1/42	1,655,000	1,923,855
Westchester County Local Development Corp. Rev., (Westchester County Health Care Corp. Obligated Group), 5.00%, 11/1/21	1,565,000	1,832,161
Westchester County Local Development Corp. Rev., (Westchester County Health Care Corp. Obligated Group), 5.00%, 11/1/23	1,000,000	1,208,870
		73,281,341
North Carolina — 0.8%
Charlotte-Mecklenburg Hospital Authority Rev., (Carolinas Healthcare System Obligated Group), 5.00%, 1/15/39	1,250,000	1,440,425
North Carolina Capital Facilities Finance Agency Rev., (Duke Energy Carolinas LLC), 4.375%, 10/1/31	1,500,000	1,631,505
North Carolina Medical Care Commission Rev., (Maryfield, Inc.), 5.00%, 10/1/35	1,000,000	1,069,490
		4,141,420
North Dakota — 0.2%
Grand Forks Rev., (Altru Health System), VRDN, 0.39%, 6/1/16 (LOC: Bank of America N.A.)	1,200,000	1,200,000
Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority Rev., 5.125%, 6/1/24	2,000,000	1,948,960
Buckeye Tobacco Settlement Financing Authority Rev., 5.75%, 6/1/34	1,000,000	975,390
Buckeye Tobacco Settlement Financing Authority Rev., 5.875%, 6/1/47	5,000,000	4,896,650
Cleveland Airport System Rev., 5.00%, 1/1/26 (AGM)	2,000,000	2,427,080
Hamilton County Rev., (UC Health Obligated Group), 5.00%, 2/1/44	1,250,000	1,413,187
Muskingum County Rev., (Genesis Health System Obligated Group), 5.00%, 2/15/44	2,500,000	2,609,725
Southeastern Ohio Port Authority Rev., (Marietta Area Health Care, Inc. Obligated Group), 5.00%, 12/1/43	250,000	262,533
Southeastern Ohio Port Authority Rev., (Marietta Area Health Care, Inc. Obligated Group), 5.50%, 12/1/43	550,000	613,145
		15,146,670
Oklahoma — 1.9%
Oklahoma Turnpike Authority Rev., 5.00%, 1/1/28	2,000,000	2,321,420
Tulsa Airports Improvement Trust Rev., (American Airlines, Inc.), 5.50%, 12/1/35 (GA: American Airlines Group)	4,000,000	4,458,720

18

	Principal Amount	Value
Tulsa County Industrial Authority Rev., (Montereau, Inc.), 7.25%, 11/1/40	$2,500,000	$2,750,825
		9,530,965
Oregon — 1.1%
Forest Grove Rev., (Oak Tree Foundation, Inc.), 5.50%, 3/1/37 (Acquired 6/28/07, Cost $1,370,000)(8)	1,370,000	1,393,304
Salem Hospital Facility Authority Rev., (Capital Manor, Inc.), 6.00%, 5/15/42	1,000,000	1,123,040
Salem Hospital Facility Authority Rev., (Capital Manor, Inc.), 6.00%, 5/15/47	1,250,000	1,403,800
State of Oregon GO, 5.00%, 5/1/21, Prerefunded at 100% of Par(4)	1,250,000	1,478,425
		5,398,569
Pennsylvania — 6.1%
Chester County Health & Education Facilities Authority Rev., (Simpson Senior Services Obligated Group), 5.25%, 12/1/45	1,400,000	1,454,110
Chester County Industrial Development Authority Rev., (Renaissance Academy Charter School), 5.00%, 10/1/44	1,000,000	1,080,160
Delaware County Industrial Development Authority Rev., (Chester Fund For Education & the Arts), 5.125%, 6/1/46(2)	3,000,000	2,899,620
Hospitals & Higher Education Facilities Authority of Philadelphia Rev., (Temple University Health System Obligated Group), 5.625%, 7/1/42	2,500,000	2,758,500
Huntingdon County General Authority Rev., (Juniata College), 5.00%, 5/1/46	1,500,000	1,714,140
Montgomery County Industrial Development Authority Rev., (Albert Einstein Healthcare Network Obligated Group), 5.25%, 1/15/45	1,110,000	1,245,986
Northampton County General Purpose Authority Rev., (Moravian College), 5.00%, 10/1/36	2,250,000	2,603,858
Pennsylvania Economic Development Financing Authority Rev., (Albert Einstein Healthcare Network Obligated Group), 6.25%, 10/15/19, Prerefunded at 100% of Par(4)	2,000,000	2,272,640
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/23	265,000	321,328
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/24	890,000	1,089,636
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/25	1,100,000	1,353,110
Pennsylvania Turnpike Commission Rev., 5.25%, 12/1/41	2,000,000	2,292,060
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/44	880,000	1,026,995
Philadelphia GO, 5.00%, 7/15/38	1,500,000	1,726,155
Philadelphia Authority for Industrial Development Rev., (Frankford Valley Foundation for Literacy), 7.25%, 6/15/43	1,500,000	1,794,660
Philadelphia Authority for Industrial Development Rev., (KIPP Philadelphia Charter School), 4.00%, 4/1/26	500,000	509,770
Philadelphia Authority for Industrial Development Rev., (KIPP Philadelphia Charter School), 5.00%, 4/1/46	3,000,000	3,107,550
Philadelphia Municipal Authority Rev., 6.50%, 4/1/39	1,500,000	1,692,630
		30,942,908
Rhode Island — 0.2%
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/50	890,000	953,938
South Carolina — 1.4%
Greenwood Fifty Schools Facilities, Inc. Rev., 5.00%, 12/1/19 (BAM)	500,000	562,915
Greenwood Fifty Schools Facilities, Inc. Rev., 5.00%, 12/1/20 (BAM)	1,000,000	1,153,240
Piedmont Municipal Power Agency Rev., 5.00%, 1/1/25	1,245,000	1,539,318

19

	Principal Amount	Value
South Carolina Jobs-Economic Development Authority Rev., (Palmetto Health), 5.75%, 8/1/39	$1,475,000	$1,606,157
Spartanburg Regional Health Services District Rev., 5.00%, 4/15/37	2,000,000	2,230,360
		7,091,990
Tennessee — 0.7%
Clarksville Public Building Authority Rev., VRDN, 0.41%, 6/1/16 (LOC: Bank of America N.A.)	3,635,000	3,635,000
Texas — 5.4%
Board of Managers Joint Guadalupe County-City of Seguin Hospital Rev., 5.00%, 12/1/40	1,000,000	1,071,860
Board of Managers Joint Guadalupe County-City of Seguin Hospital Rev., 5.00%, 12/1/45	2,000,000	2,121,060
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/40	1,500,000	1,746,015
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/26	3,000,000	3,468,360
Harris County Cultural Education Facilities Finance Corp. Rev., (Houston Methodist Hospital Obligated Group), VRDN, 0.36%, 6/1/16	1,100,000	1,100,000
Houston Rev., 5.00%, 9/1/39	1,000,000	1,157,030
Houston Rev., 5.00%, 9/1/40	875,000	1,013,101
La Vernia Higher Education Finance Corp. Rev., (KIPP, Inc.), 6.25%, 8/15/19, Prerefunded at 100% of Par(4)	1,000,000	1,164,260
Love Field Airport Modernization Corp. Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	500,000	560,530
Mission Economic Development Corp. Rev., (Natgasoline LLC), 5.75%, 10/1/31(2)	1,500,000	1,585,515
North East Texas Regional Mobility Authority Rev., 5.00%, 1/1/31(1)	1,805,000	2,123,889
North Texas Tollway Authority Rev., 5.00%, 1/1/40	890,000	1,031,297
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Baylor Scott & White Health Obligated Group), 5.00%, 8/15/43	1,000,000	1,151,770
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Methodist Hospitals of Dallas Obligated Group), VRDN, 0.37%, 6/1/16 (LOC: TD Bank N.A.)	1,000,000	1,000,000
Texas Private Activity Bond Surface Transportation Corp. Rev., (LBJ Infrastructure Group LLC), 7.00%, 6/30/40	3,000,000	3,593,760
Texas State Public Finance Authority Charter School Finance Corp. Rev., (Harmony Public Schools), 6.20%, 2/15/20, Prerefunded at 100% of Par(4)	1,500,000	1,778,505
Travis County Health Facilities Development Corp. Rev., (Westminster Manor), 7.125%, 11/1/40	1,500,000	1,721,730
		27,388,682
Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency Rev., (University of Vermont Health Network Obligated Group), 5.00%, 12/1/24	1,000,000	1,237,980
Virginia — 2.4%
Cherry Hill Community Development Authority Special Assessment, 5.40%, 3/1/45(2)	1,000,000	1,047,530
Dullles Town Center Community Development Authority Special Assessment, 4.25%, 3/1/26	1,750,000	1,815,223
Greater Richmond Convention Center Authority Rev., 5.00%, 6/15/31	1,000,000	1,211,940
Lower Magnolia Green Community Development Authority Special Assessment, 5.00%, 3/1/45(2)	1,000,000	1,004,410
Mosaic District Community Development Authority Special Assessment, 6.875%, 3/1/36	1,000,000	1,153,570

20

	Principal Amount/Shares	Value
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/47	$500,000	$472,360
Virginia College Building Authority Rev., (Marymount University), 5.00%, 7/1/45(2)	860,000	926,478
Virginia College Building Authority Rev., (Marymount University), 5.00%, 7/1/45(2)	400,000	430,920
Washington County Industrial Development Authority Rev., (Mountain States Health Alliance Obligated Group), 7.75%, 7/1/38	1,000,000	1,140,910
Wise County Industrial Development Authority Rev., (Virginia Electric & Power Co.), VRDN, 2.15%, 9/1/20	3,000,000	3,087,690
		12,291,031
Washington — 2.5%
Port of Seattle Rev., 5.00%, 3/1/18	1,000,000	1,073,680
Port of Seattle Industrial Development Corp. Rev., (Delta Air Lines, Inc.), 5.00%, 4/1/30	1,000,000	1,077,190
Seattle Municipal Light & Power Rev. VRDN, 1.08%, 6/2/16	3,750,000	3,750,000
State of Washington GO, 5.00%, 7/1/27	2,500,000	3,103,275
Washington State Housing Finance Commission Rev., (Heron's Key Obligated Group), 7.00%, 7/1/50(2)	1,250,000	1,313,262
Washington State Housing Finance Commission Rev., (Spokane United Methodist Homes Obligated Group), 7.50%, 1/1/49(2)	2,000,000	2,342,880
		12,660,287
Wisconsin — 1.7%
Public Finance Authority Rev., (Roseman University of Health Sciences), 5.50%, 4/1/32	2,000,000	2,111,180
Wisconsin Department of Transportation Rev., 5.00%, 7/1/30	2,500,000	3,048,325
Wisconsin Health & Educational Facilities Authority Rev., (Mile Bluff Medical Center, Inc.), 5.75%, 5/1/39	1,000,000	1,074,510
Wisconsin Health & Educational Facilities Authority Rev., (St. John's Communities, Inc.), 7.625%, 9/15/19, Prerefunded at 100% of Par(4)	1,000,000	1,208,160
Wisconsin Health & Educational Facilities Authority Rev., (St. John's Communities, Inc.), 5.00%, 9/15/45	1,000,000	1,088,970
		8,531,145
Wyoming — 0.5%
Campbell County Rev., (Basin Electric Power Cooperative), 5.75%, 7/15/39	2,000,000	2,259,000
TOTAL MUNICIPAL SECURITIES (Cost $484,583,314)		518,028,913
TEMPORARY CASH INVESTMENTS†
Federated Tax-Free Obligations Fund, Wealth Shares (Cost $176)	176	176
TOTAL INVESTMENT SECURITIES — 101.9% (Cost $484,583,490)		518,029,089
OTHER ASSETS AND LIABILITIES — (1.9)%		(9,573,603)
TOTAL NET ASSETS — 100.0%		$508,455,486

21

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL	-	National Public Finance Guarantee Corporation
Q-SBLF	-	Qualified School Board Loan Fund
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $44,209,296, which represented 8.7% of total net assets.

(3)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4)	Escrowed to maturity in U.S. government securities or state and local government securities.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(6)	Non-income producing.

(7)	Security is in default.

(8)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,801,272, which represented 0.7% of total net assets.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

MAY 31, 2016
Assets
Investment securities, at value (cost of $484,583,490)	$518,029,089
Cash	528,630
Receivable for investments sold	162,000
Receivable for capital shares sold	867,187
Interest receivable	6,342,892
525,929,798

Liabilities
Payable for investments purchased	16,166,488
Payable for capital shares redeemed	831,944
Accrued management fees	247,309
Distribution and service fees payable	41,037
Dividends payable	187,534
17,474,312

Net Assets	$508,455,486

Net Assets Consist of:
Capital paid in	$512,350,123
Distributions in excess of net investment income	(142,774)
Accumulated net realized loss	(37,197,462)
Net unrealized appreciation	33,445,599
$508,455,486

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$357,756,750	36,779,997	$9.73
Institutional Class	$33,659,876	3,460,666	$9.73
A Class	$91,271,395	9,383,012	$9.73*
C Class	$25,767,465	2,650,397	$9.72
*Maximum offering price $10.19 (net asset value divided by 0.955).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED MAY 31, 2016
Investment Income (Loss)
Income:
Interest	$18,501,282

Expenses:
Management fees	2,492,883
Distribution and service fees:
A Class	200,999
C Class	254,546
Trustees' fees and expenses	23,070
Other expenses	352
2,971,850

Net investment income (loss)	15,529,432

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	546,560
Futures contract transactions	(153,125)
393,435

Change in net unrealized appreciation (depreciation) on:
Investments	17,271,970
Futures contracts	96,565
17,368,535

Net realized and unrealized gain (loss)	17,761,970

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,291,402

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2016 AND MAY 31, 2015
Increase (Decrease) in Net Assets	May 31, 2016	May 31, 2015
Operations
Net investment income (loss)	$15,529,432	$14,337,716
Net realized gain (loss)	393,435	(3,830,110)
Change in net unrealized appreciation (depreciation)	17,368,535	7,396,340
Net increase (decrease) in net assets resulting from operations	33,291,402	17,903,946

Distributions to Shareholders
From net investment income:
Investor Class	(10,940,795)	(10,220,765)
Institutional Class	(1,102,691)	(771,394)
A Class	(2,785,168)	(2,558,722)
C Class	(695,921)	(786,832)
Decrease in net assets from distributions	(15,524,575)	(14,337,713)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	118,751,422	19,500,831

Net increase (decrease) in net assets	136,518,249	23,067,064

Net Assets
Beginning of period	371,937,237	348,870,173
End of period	$508,455,486	$371,937,237

Distributions in excess of net investment income	$(142,774)	$(142,774)

See Notes to Financial Statements.

25

Notes to Financial Statements

MAY 31, 2016

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income that is exempt from federal income tax. The fund also seeks capital appreciation as a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

26

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended May 31, 2016 was 0.60% for the Investor Class, A Class and C Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and

27

service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security.  During the period, the interfund purchases and sales were $27,300,000 and $12,100,000, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2016 were $302,371,447 and $173,495,785, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2016		Year ended May 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	17,564,776	$166,766,172	12,096,857	$113,210,879
Issued in reinvestment of distributions	921,622	8,743,968	800,926	7,501,963
Redeemed	(8,876,206)	(84,197,259)	(11,107,061)	(103,781,243)
	9,610,192	91,312,881	1,790,722	16,931,599
Institutional Class
Sold	1,508,022	14,298,251	1,118,574	10,444,062
Issued in reinvestment of distributions	116,307	1,102,691	82,090	769,769
Redeemed	(601,830)	(5,726,717)	(202,358)	(1,883,769)
	1,022,499	9,674,225	998,306	9,330,062
A Class
Sold	5,037,295	47,367,145	2,673,505	25,082,535
Issued in reinvestment of distributions	273,467	2,592,053	240,333	2,248,964
Redeemed	(3,361,789)	(31,699,544)	(3,534,826)	(32,843,057)
	1,948,973	18,259,654	(620,988)	(5,511,558)
C Class
Sold	362,422	3,418,554	299,356	2,808,283
Issued in reinvestment of distributions	54,024	511,178	60,697	567,867
Redeemed	(467,839)	(4,425,070)	(496,611)	(4,625,422)
	(51,393)	(495,338)	(136,558)	(1,249,272)
Net increase (decrease)	12,530,271	$118,751,422	2,031,482	$19,500,831

28

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$518,028,913	—
Temporary Cash Investments	$176	—	—
	$176	$518,028,913	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 34 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended May 31, 2016, the effect of interest rate risk derivative instruments on the Statement of Operations was $(153,125) in net realized gain (loss) on futures contract transactions and $96,565 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

29

9. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Exempt income	$15,524,575	$14,330,376
Taxable ordinary income	—	$7,337
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$484,518,138
Gross tax appreciation of investments	$36,148,989
Gross tax depreciation of investments	(2,638,038)
Net tax appreciation (depreciation) of investments	33,510,951
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$33,510,951
Undistributed exempt income	$113,563
Accumulated short-term capital losses	$(34,172,259)
Accumulated long-term capital losses	$(3,346,892)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the treatment of non-shareholder capital contributions and income from defaulted securities.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(8,112,975)	$(11,481,481)	$(10,841,523)	$(3,736,280)	$(3,346,892)

30

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.36	0.35	0.37	0.72	(0.35)	$9.73	7.90%	0.60%	3.72%	41%	$357,757
2015	$9.25	0.39	0.11	0.50	(0.39)	$9.36	5.43%	0.60%	4.12%	48%	$254,276
2014	$9.55	0.39	(0.30)	0.09	(0.39)	$9.25	1.21%	0.60%	4.40%	87%	$234,790
2013	$9.32	0.40	0.23	0.63	(0.40)	$9.55	6.85%	0.60%	4.16%	111%	$265,529
2012	$8.50	0.44	0.82	1.26	(0.44)	$9.32	15.16%	0.61%	4.89%	70%	$237,949
Institutional Class
2016	$9.36	0.37	0.37	0.74	(0.37)	$9.73	8.12%	0.40%	3.92%	41%	$33,660
2015	$9.25	0.40	0.11	0.51	(0.40)	$9.36	5.64%	0.40%	4.32%	48%	$22,816
2014	$9.56	0.41	(0.31)	0.10	(0.41)	$9.25	1.31%	0.40%	4.60%	87%	$13,321
2013	$9.32	0.42	0.24	0.66	(0.42)	$9.56	7.17%	0.40%	4.36%	111%	$4,273
2012	$8.50	0.45	0.83	1.28	(0.46)	$9.32	15.39%	0.41%	5.09%	70%	$7,260
A Class
2016	$9.36	0.33	0.37	0.70	(0.33)	$9.73	7.64%	0.85%	3.47%	41%	$91,271
2015	$9.25	0.36	0.11	0.47	(0.36)	$9.36	5.17%	0.85%	3.87%	48%	$69,573
2014	$9.55	0.37	(0.30)	0.07	(0.37)	$9.25	0.96%	0.85%	4.15%	87%	$74,515
2013	$9.32	0.37	0.24	0.61	(0.38)	$9.55	6.58%	0.85%	3.91%	111%	$104,785
2012	$8.50	0.42	0.82	1.24	(0.42)	$9.32	14.87%	0.86%	4.64%	70%	$92,154

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$9.35	0.26	0.37	0.63	(0.26)	$9.72	6.84%	1.60%	2.72%	41%	$25,767
2015	$9.25	0.29	0.10	0.39	(0.29)	$9.35	4.28%	1.60%	3.12%	48%	$25,272
2014	$9.55	0.30	(0.30)	—	(0.30)	$9.25	0.21%	1.60%	3.40%	87%	$26,244
2013	$9.32	0.30	0.24	0.54	(0.31)	$9.55	5.91%	1.60%	3.16%	111%	$34,865
2012	$8.49	0.35	0.83	1.18	(0.35)	$9.32	14.03%	1.61%	3.89%	70%	$31,344

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Municipal Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2016

33

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

36

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $15,583,662 as exempt interest dividends for the fiscal year ended May 31, 2016.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89435 1607

Annual Report

May 31, 2016

Intermediate-Term Tax-Free Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Bonds (Munis) Extended Their Outperformance During a Continued Volatile Period

The narrative provided six months ago in our semiannual report letter hasn’t changed much—the key conditions described then extended for another half year. As explained then, widespread concerns about global economic growth sparked sharp financial market volatility. The primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. These factors re-emerged in January and early February this year, triggering sell-offs in riskier assets such as stocks and high-yield bonds. In the U.S. stock market, relatively defensive sectors such as utilities, telecommunication services, and consumer discretionary performed best. In the U.S. bond market, high-quality sectors including munis and Treasuries were market leaders.

Consistent with the first six months of the reporting period, munis continued to outperform for the full fiscal year. The broad muni market benefited from its comparatively high overall credit quality, despite defaults in Puerto Rico and financial concerns facing Illinois and New Jersey. We continue to view these as isolated incidents running counter to overall muni credit quality trends. Also, as government bond yields fell globally during the last six months of the reporting period, after-tax muni yields looked attractive, especially for investors in top tax brackets.

We expect many of the factors that kept sovereign bond yields low during the reporting period to persist through the end of the year, keeping U.S. government bond yields range-bound, despite the Federal Reserve’s attempts to raise its interest rate target. We believe those attempts will be muted in the face of continuing global economic, political, and market headwinds. Furthermore, conjecture about Federal Reserve policy and the outcome of the U.S. presidential election, among other factors, could lead to further market volatility, presenting both challenges and opportunities for active investment managers. We continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of May 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWTIX	4.66%	3.67%	4.14%	—	3/2/87
Barclays 7 Year Municipal Bond Index	—	5.05%	4.12%	4.98%	—	—
Institutional Class	AXBIX	4.77%	3.87%	4.34%	—	4/15/03
A Class	TWWOX					3/1/10
No sales charge		4.30%	3.41%	—	3.44%
With sales charge		-0.35%	2.47%	—	2.68%
C Class	TWTCX	3.53%	2.64%	—	2.65%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available. Returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on May 31, 2016
Investor Class — $15,003

Barclays 7 Year Municipal Bond Index — $16,264

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Intermediate-Term Tax-Free Bond returned 4.66%* for the 12 months ended May 31, 2016. By comparison, the Barclays 7 Year Municipal Bond Index returned 5.05%. Fund returns reflect operating expenses, while index returns do not.

The fund’s return for the reporting period largely reflected the positive overall performance of the municipal bond (muni) market against a backdrop of ongoing capital market volatility. After struggling in June 2015, the broad muni market posted positive monthly gains for the next 11 months, outperforming the U.S. Treasury market and the broad U.S. taxable investment-grade market for the full 12-month period.

Muni Market Dynamics Aided Performance

Investor concerns about global growth (particularly in China), commodity prices, and central bank monetary decisions created a volatile market climate throughout the reporting period. The U.S. economy continued to exhibit modest growth, but the U.S. Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of interest rate “normalization” from the Fed. This uncertainty contributed to the period’s market volatility. Ultimately, the Fed delayed its much-anticipated 2015 interest rate hike until the final month of the year, lifting the range for its benchmark short-term interest rate 25 basis points (1 basis point equals 0.01%) to 0.25%-0.50% on December 16. The new year ushered in a fresh round of global growth worries and a severe equity market sell-off. The Fed took an anticipated first-quarter rate hike off the table, and investors gradually curtailed their expectations for additional rate hikes in 2016. The Fed held rates steady through the end of the reporting period, citing concerns about the health of the global economy and weaker-than-expected first-quarter U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. Meanwhile, central banks in Europe, Japan, and China continued to cut interest rates and implement other aggressive stimulus programs in response to weak growth rates and the threat of deflation in those regions.

This environment generally led to positive performance for U.S. Treasuries and most U.S. bond market sectors. Yields on the 10-year Treasury note and the 30-year Treasury bond declined 27 basis points and 23 basis points, respectively, while the yield on the Fed policy-sensitive two-year Treasury note increased 27 basis points. Munis generally tracked the U.S. Treasury market, but factors specific to the municipal market helped munis outperform. In particular, supply and demand dynamics remained favorable, which supported gains. Other than an increase in muni supply early in the period (as issuers rushed to issue or refinance debt ahead of the Fed’s rate hike), supply declined modestly for the period overall. At the same time, demand for munis remained robust due to the tax advantages and perceived “safe-haven” munis offered investors. As of May 31, 2016, muni funds experienced 34 consecutive weeks of positive flows, according to Lipper Inc.

Overall, all major sectors of the muni bond market posted positive returns for the 12-month period. Longer-maturity and higher-quality munis generally performed better than shorter-maturity and lower-quality securities, and revenue bonds outperformed GO (general obligation) bonds.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the benchmark, other share classes may not. See page 3 for returns for all share classes.

Market Fundamentals Remained Positive Despite Isolated Credit Events

Despite negative credit events for specific issuers in Puerto Rico, Chicago, New Jersey, and other relatively isolated entities, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the main problems facing these issuers are due largely to their own individual circumstances and are not indicative of any particular systemic municipal market problem.

From a broad fiscal standpoint, state and local finances across the U.S. remained relatively healthy during the reporting period, even as revenue growth slowed largely due to weak stock market returns. However, spending restraint has enabled most states to maintain stable credit profiles. From a credit rating perspective, muni credit-rating upgrades continued to slightly outpace downgrades, and the muni default rate remained low. We continue to believe it’s unlikely any states will default, but select, isolated state, local, and commonwealth credit ratings may be pressured by special circumstances.

Security Selection Aided Performance; Maturity Strategy Generated Mixed Results

In terms of sector exposure, we continued to favor revenue bonds versus GO bonds. This positioning aided portfolio performance. Within the revenue bond sector, we continued to overweight hospital, transportation (mainly airports and toll roads), and water and sewer bonds. Geographically, we decreased exposure to Connecticut, Louisiana, Pennsylvania, and New Jersey issuers. We added small positions in Chicago water and wastewater bonds and sold a position in Chicago motor fuel tax bonds. Furthermore, as of May 31, 2016, the portfolio had no exposure to troubled munis issued by the City of Chicago, the Chicago Board of Education, or Puerto Rico.

Our maturity positioning generated mixed results. We generally maintain a “laddered” maturity structure, which seeks broad exposure to different muni maturities to achieve the portfolio’s target weighted average maturity. Early in the period, rate-hike speculation caused longer-maturity yields to increase at a greater pace than shorter-maturity yields, and the muni yield curve steepened. In this environment, the portfolio’s exposure to the longer end of the yield curve weighed on performance. But as the period progressed and additional short-term rate hikes from the Fed became less likely in the near term, yields declined across the curve, particularly at the longer end. The yield curve flattened, and the portfolio’s exposure to intermediate- and longer-maturity yields lifted results. In addition, beginning in December 2015, we tactically increased the portfolio’s duration (price sensitivity to interest rate changes), which also aided performance as longer-maturity yields declined. We used U.S. Treasury futures contracts at times as part of our duration strategy.

Market Volatility Likely to Persist

Looking ahead, we believe U.S. economic fundamentals eventually will prompt the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, and geopolitical risks may delay Fed action and keep rates range-bound. We expect market volatility to persist as investors await additional Fed comments and action on short-term interest rates. Volatility also is likely to escalate as the U.S. presidential campaign heats up and the candidates debate tax and other policies prior to the November election. Mounting market volatility may cause credit spreads (the yield differential between high-quality and low-quality munis of similar maturity) to widen, which may present compelling buying opportunities among lower-quality credits. In this environment, we believe fundamental credit research, active management, and security selection will become increasingly important.

Fund Characteristics

MAY 31, 2016
Portfolio at a Glance
Weighted Average Maturity	9.7 years
Average Duration (Modified)	4.5 years

Top Five States and Territories	% of net assets
New York	17.4%
California	16.1%
Texas	8.9%
Florida	6.6%
Washington	5.8%

Top Five Sectors	% of fund investments
General Obligation (GO) - State	13%
Tollroads	11%
General Obligation (GO) - Local	10%
Special Tax	10%
Hospital	10%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.7%
Temporary Cash Investments	—*
Other Assets and Liabilities	0.3%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Expenses Paid During Period(1) 12/1/15 - 5/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,027.70	$2.38	0.47%
Institutional Class	$1,000	$1,027.90	$1.37	0.27%
A Class	$1,000	$1,025.50	$3.65	0.72%
C Class	$1,000	$1,021.70	$7.43	1.47%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
Institutional Class	$1,000	$1,023.65	$1.37	0.27%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.41	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

MAY 31, 2016

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.7%
Alabama — 0.4%
Alabama 21st Century Authority Rev., 4.00%, 6/1/16	$1,060,000	$1,060,000
Alabama 21st Century Authority Rev., 5.00%, 6/1/17	1,500,000	1,561,365
Alabama 21st Century Authority Rev., 5.00%, 6/1/19	4,510,000	5,005,965
Infirmary Health System Special Care Facilities Financing Authority of Mobile Rev., (Infirmary Health System Obligated Group), 5.00%, 2/1/26	5,925,000	7,309,080
		14,936,410
Alaska — 0.8%
Borough of Aleutians East Rev., (Aleutian Pribilof Islands Association, Inc.), 5.00%, 6/1/20 (ACA)	1,535,000	1,536,182
State of Alaska International Airports System Rev., 5.00%, 10/1/32(1)	3,560,000	4,222,552
Valdez Rev., (BP Pipelines Alaska, Inc.), 5.00%, 1/1/21 (GA: BP plc)	2,600,000	2,969,330
Valdez Rev., (Exxon Mobil Corp.), VRDN, 0.34%, 6/1/16	18,900,000	18,900,000
		27,628,064
Arizona — 1.5%
Arizona Health Facilities Authority Rev., (Banner Health Obligated Group), 5.00%, 1/1/25	1,980,000	2,478,227
Arizona Health Facilities Authority Rev., (Banner Health Obligated Group), VRDN, 1.23%, 7/1/16	7,500,000	6,807,075
Arizona Water Infrastructure Finance Authority Rev., 5.00%, 10/1/18	3,000,000	3,289,560
Industrial Development Authority of the City of Phoenix Rev., (Great Hearts Academies), 5.00%, 7/1/36	1,875,000	2,095,688
Industrial Development Authority of the City of Phoenix Rev., (Great Hearts Academies), 5.00%, 7/1/41	1,200,000	1,323,540
Industrial Development Authority of the City of Phoenix Rev., (Great Hearts Academies), 5.00%, 7/1/46	1,300,000	1,427,517
Mesa Rev., 5.00%, 7/1/27	2,000,000	2,086,420
Mohave County Industrial Development Authority Rev., (Mohave Prison LLC), 8.00%, 5/1/25	5,000,000	5,604,750
Navajo County Unified School District No. 20 Whiteriver Rev., 5.00%, 7/1/17 (NATL)	1,815,000	1,892,011
Phoenix GO, 6.25%, 7/1/17	1,070,000	1,134,575
Phoenix Civic Improvement Corp. Rev., 5.00%, 7/1/21	1,000,000	1,185,750
Phoenix Civic Improvement Corp. Rev., 5.00%, 7/1/22	1,225,000	1,485,692
Phoenix Civic Improvement Corp. Rev., 5.50%, 7/1/24	1,750,000	1,918,630
Phoenix Civic Improvement Corp. Rev., 5.00%, 7/1/40	3,000,000	3,378,810
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)(2)	1,065,000	1,162,362
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)	645,000	697,884
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)(2)	1,120,000	1,266,171
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)	680,000	759,383
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/38	4,900,000	5,203,898

	Principal Amount	Value
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/39	$4,060,000	$4,445,781
		49,643,724
California — 16.1%
Alameda Corridor Transportation Authority Rev., 4.00%, 10/1/21	700,000	791,658
Alameda Corridor Transportation Authority Rev., 4.00%, 10/1/23	1,000,000	1,152,340
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/24	1,000,000	1,236,980
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/34	6,990,000	8,423,998
Anaheim Public Financing Authority Rev., 5.00%, 5/1/24	1,500,000	1,857,675
Anaheim Public Financing Authority Rev., Capital Appreciation, 0.00%, 9/1/25 (AGM)(3)	2,000,000	1,579,940
Anaheim Public Financing Authority Rev., 5.00%, 5/1/26	2,000,000	2,452,640
Anaheim Public Financing Authority Rev., 5.00%, 5/1/27	1,725,000	2,123,458
Anaheim Public Financing Authority Rev., 5.00%, 5/1/30	1,750,000	2,130,695
Anaheim Public Financing Authority Rev., 5.00%, 5/1/31	2,000,000	2,425,840
Anaheim Public Financing Authority Rev., 5.00%, 5/1/32	2,000,000	2,427,460
Anaheim Public Financing Authority Rev., 5.00%, 5/1/33	1,800,000	2,177,406
Bay Area Toll Authority Rev., 5.00%, 4/1/26	5,900,000	7,099,470
Bay Area Toll Authority Rev., VRDN, 1.10%, 6/2/16	2,000,000	2,000,480
Bay Area Toll Authority Rev., VRDN, 1.50%, 6/2/16	3,750,000	3,727,612
Bay Area Toll Authority Rev., VRDN, 1.45%, 8/1/17	5,975,000	6,007,265
Bay Area Toll Authority Rev., VRDN, 1.50%, 4/2/18	1,970,000	1,986,410
California Educational Facilities Authority Rev., (Pomona College), 5.00%, 1/1/24	3,500,000	3,882,690
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 5.75%, 9/1/39	2,500,000	2,847,400
California Health Facilities Financing Authority Rev., (Children's Hospital of Orange County), 6.50%, 11/1/38 (GA: Children's Healthcare of California)	10,000,000	11,789,200
California Health Facilities Financing Authority Rev., (Dignity Health Obligated Group), 5.50%, 7/1/22	5,000,000	5,701,950
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), VRDN, 1.45%, 3/15/17, Prerefunded at 100% of Par(2)	1,500,000	1,509,870
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), VRDN, 1.45%, 3/15/17, Prerefunded at 100% of Par(2)	2,200,000	2,214,476
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), VRDN, 1.45%, 3/15/17, Prerefunded at 100% of Par(2)	1,355,000	1,363,916
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	35,000	39,659
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	2,090,000	2,368,200
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), 5.00%, 7/1/37	1,775,000	2,084,045
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/19	1,900,000	2,145,917
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/24	1,250,000	1,507,500
California Municipal Finance Authority COP, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/39	1,450,000	1,605,455

	Principal Amount	Value
California Municipal Finance Authority Rev., (University of La Verne), 6.25%, 6/1/40	$1,500,000	$1,747,305
California State Public Works Board Rev., 5.00%, 9/1/22, Prerefunded at 100% of Par(2)	1,935,000	2,370,123
California State Public Works Board Rev., 5.375%, 11/1/22	8,000,000	9,239,840
California State Public Works Board Rev., 5.00%, 4/1/24	11,500,000	13,907,870
California State Public Works Board Rev., 5.00%, 4/1/25	5,000,000	6,025,850
California State Public Works Board Rev., 5.00%, 5/1/27	7,260,000	9,057,503
California State Public Works Board Rev., 6.25%, 4/1/34	4,000,000	4,640,440
California Statewide Communities Development Authority Rev., 5.25%, 10/1/19 (AGM)(2)	110,000	110,447
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/25	1,500,000	1,865,820
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/26	1,500,000	1,883,865
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/27	1,000,000	1,247,140
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), 5.00%, 4/1/42	10,000,000	11,545,400
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), VRDN, 1.35%, 6/2/16	5,000,000	5,013,550
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), VRDN, 5.00%, 5/1/17	2,200,000	2,286,086
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), VRDN, 5.00%, 5/1/17	2,400,000	2,493,912
Clovis Unified School District GO, Capital Appreciation, 0.00%, 8/1/29 (NATL)(3)	2,230,000	1,533,861
Foothill-De Anza Community College District GO, 5.00%, 8/1/17 (Ambac)	1,595,000	1,638,113
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	2,350,000	2,804,114
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.00%, 1/15/18	3,750,000	3,899,625
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23	3,900,000	4,636,905
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/30	1,650,000	1,965,414
Inland Valley Development Agency Tax Allocation, 5.25%, 9/1/37	2,225,000	2,622,674
Inland Valley Development Agency Tax Allocation, 5.00%, 9/1/44	2,355,000	2,685,430
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/26	1,485,000	1,805,834
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/28	1,250,000	1,505,375
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/29	1,060,000	1,273,325
Los Angeles Community College District GO, 5.00%, 8/1/18, Prerefunded at 100% of Par(2)	2,250,000	2,456,887
Los Angeles County COP, 5.00%, 9/1/20	900,000	1,043,973
Los Angeles County COP, 5.00%, 9/1/21	1,250,000	1,485,788
Los Angeles Department of Water Rev., 4.00%, 7/1/17	100,000	103,721
Los Angeles Department of Water Rev., 5.00%, 7/1/18	500,000	544,385
Los Angeles Department of Water Rev., 5.00%, 7/1/19	250,000	281,505
Los Angeles Department of Water Rev., 5.00%, 7/1/20	5,000,000	5,648,950
Los Angeles Department of Water Rev., 5.00%, 7/1/20	1,000,000	1,160,520
Los Angeles Department of Water Rev., 5.00%, 7/1/21	500,000	594,565
Los Angeles Unified School District GO, 5.00%, 7/1/18	2,300,000	2,502,676
Los Angeles Unified School District GO, 5.00%, 7/1/18	3,205,000	3,487,425

	Principal Amount	Value
Los Angeles Unified School District GO, 5.00%, 7/1/20	$6,065,000	$6,830,403
Los Angeles Unified School District GO, 5.00%, 7/1/21	6,520,000	7,339,629
Los Angeles Wastewater System Rev., 5.00%, 6/1/27	2,400,000	3,053,208
Metropolitan Water District of Southern California Rev., 5.00%, 7/1/35	2,300,000	2,594,768
Metropolitan Water District of Southern California Rev., VRDN, 0.78%, 6/2/16	7,000,000	6,993,910
Northern California Power Agency Rev., 5.00%, 7/1/19 (AGC)	2,300,000	2,500,169
Northern California Power Agency Rev., 5.00%, 7/1/20 (AGC)	2,500,000	2,714,325
Northern California Power Agency Rev., 5.00%, 7/1/21 (AGC)	5,000,000	5,425,400
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/20	5,005,000	5,668,313
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/21	1,100,000	1,270,929
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/26	1,025,000	1,250,398
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/27	1,295,000	1,576,883
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/28	1,000,000	1,208,650
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/34	1,000,000	1,180,290
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/35	800,000	939,272
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/38	1,925,000	2,353,890
Palomar Health COP, 6.00%, 11/1/41	5,735,000	6,137,425
Plumas Unified School District GO, 5.25%, 8/1/20 (AGM)	1,000,000	1,167,650
Poway Unified School District GO, Capital Appreciation, 0.00%, 8/1/41(3)	4,610,000	1,977,782
Riverside County Transportation Commission Rev., 5.25%, 6/1/39	2,665,000	3,265,211
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	3,950,000	4,884,570
San Diego County Water Authority Financing Corp. Rev., 5.00%, 7/1/16	5,555,000	5,555,000
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/22	2,000,000	2,326,780
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/23	3,000,000	3,482,160
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/17 (AGC)	4,140,000	4,310,568
San Joaquin Hills Transportation Corridor Agency Rev., 5.00%, 1/15/29	5,900,000	6,718,330
Southern California Public Power Authority Rev., 5.00%, 7/1/22	2,875,000	3,133,347
State of California GO, 5.00%, 10/1/17	8,000,000	8,462,800
State of California GO, 5.00%, 7/1/18(2)	870,000	947,900
State of California GO, 5.25%, 9/1/23	25,000,000	30,235,500
State of California GO, 5.00%, 9/1/24	10,000,000	12,281,400
State of California GO, 5.00%, 8/1/25	10,000,000	12,758,300
State of California GO, 5.00%, 3/1/26	5,000,000	6,294,700
State of California GO, 5.00%, 8/1/26	7,200,000	9,111,024
State of California GO, 5.00%, 12/1/26	3,755,000	4,662,133
State of California GO, 5.00%, 2/1/27	10,000,000	12,153,900
State of California GO, 5.00%, 11/1/27	5,000,000	6,182,400
State of California GO, 5.00%, 2/1/28	10,000,000	12,111,700
State of California GO, 5.75%, 4/1/31	16,630,000	18,906,148
State of California GO, 4.00%, 9/1/32	10,000,000	11,406,900
State of California GO, 5.00%, 11/1/32	2,785,000	2,952,267

	Principal Amount	Value
State of California GO, 6.00%, 4/1/38	$5,000,000	$5,710,200
State of California GO, 5.50%, 11/1/39	10,000,000	11,500,400
State of California GO, VRN, 1.30%, 6/2/16	4,000,000	4,024,320
State of California GO, VRN, 1.40%, 6/2/16	1,600,000	1,613,536
State of California GO, VRN, 1.55%, 6/2/16	1,920,000	1,949,683
State of California Department of Water Resources Rev., 5.00%, 6/1/18, Prerefunded at 100% of Par(2)	2,795,000	3,035,622
State of California Department of Water Resources Rev., 5.00%, 12/1/22	205,000	222,905
State of California Department of Water Resources Rev., 5.00%, 12/1/25	10,185,000	12,649,872
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/19	5,000,000	5,598,550
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/21	9,760,000	11,587,170
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/22	6,215,000	6,705,488
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation, 4.00%, 9/1/16 (BAM)	630,000	635,128
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation, 4.00%, 9/1/17 (BAM)	395,000	410,010
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation, 4.00%, 9/1/18 (BAM)	490,000	521,184
Tuolumne Wind Project Authority Rev., 5.625%, 1/1/29	2,800,000	3,125,976
Twin Rivers Unified School District COP, VRDN, 3.20%, 6/1/20 (AGM)	6,250,000	6,259,562
University of California Rev., 5.00%, 5/15/25	3,035,000	3,905,681
University of California Rev., 5.00%, 5/15/26	2,555,000	3,258,570
University of California Rev., VRDN, 1.40%, 5/15/21	3,350,000	3,356,197
		538,174,207
Colorado — 2.7%
Adams County COP, 5.00%, 12/1/25	2,720,000	3,447,002
Adams County COP, 4.00%, 12/1/26	2,250,000	2,601,405
Adams County COP, 4.00%, 12/1/27	1,310,000	1,504,496
Aurora Rev., (Children's Hospital Colorado Obligated Group), 5.00%, 12/1/40	1,250,000	1,374,750
City & County of Denver Rev., 4.00%, 8/1/46	1,500,000	1,618,260
City & County of Denver Airport System Rev., 5.00%, 11/15/21	2,500,000	2,899,450
City & County of Denver Airport System Rev., 5.00%, 11/15/43	7,400,000	8,542,338
Colorado Educational & Cultural Facilities Authority Rev., (Regis University), 5.00%, 10/1/22	1,935,000	2,273,315
Colorado Educational & Cultural Facilities Authority Rev., (Regis University), 5.00%, 10/1/23	2,060,000	2,440,564
Colorado Educational & Cultural Facilities Authority Rev., (Regis University), 5.00%, 10/1/24	2,165,000	2,594,103
Colorado Health Facilities Authority Rev., (Catholic Health Initiatives), 6.00%, 10/1/23	1,500,000	1,661,790
Colorado Health Facilities Authority Rev., (Covenant Retirement Communities Obligated Group), 5.00%, 12/1/35	1,000,000	1,133,520
Colorado Health Facilities Authority Rev., (Longmont United Hospital), 5.00%, 12/1/16, Prerefunded at 100% of Par (AGC)(2)	1,000,000	1,022,160
Colorado Health Facilities Authority Rev., (Valley View Hospital Association), 5.00%, 5/15/40	1,000,000	1,160,720

	Principal Amount	Value
Colorado Health Facilities Authority Rev., (Valley View Hospital Association), 5.00%, 5/15/45	$920,000	$1,064,725
E-470 Public Highway Authority Rev., VRDN, 1.58%, 6/2/16	8,650,000	8,630,105
Jefferson County School District R-1 COP, 5.00%, 12/15/22	1,000,000	1,194,820
Jefferson County School District R-1 COP, 5.00%, 12/15/23	200,000	242,974
Park Creek Metropolitan District Tax Allocation, 5.00%, 12/1/45	3,760,000	4,294,108
Regional Transportation District COP, 5.50%, 6/1/21	2,000,000	2,350,960
Regional Transportation District Rev., 5.00%, 11/1/25	9,800,000	11,958,842
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.25%, 7/15/19	3,600,000	4,044,240
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.25%, 1/15/20	4,835,000	5,470,899
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.00%, 7/15/20	2,895,000	3,284,233
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.00%, 1/15/21	1,400,000	1,576,302
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.00%, 7/15/21	1,400,000	1,570,380
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.00%, 1/15/22	1,400,000	1,567,426
Regional Transportation District Rev., (Denver Transit Partners LLC), 5.00%, 7/15/22	1,500,000	1,679,385
Regional Transportation District Rev., (Denver Transit Partners LLC), 6.00%, 1/15/41	1,000,000	1,158,570
State of Colorado Department of Transportation Rev., 5.00%, 12/15/16	5,000,000	5,120,000
University of Colorado Rev., 5.25%, 6/1/19, Prerefunded at 100% of Par(2)	1,200,000	1,353,720
		90,835,562
Connecticut — 1.7%
Connecticut State Health & Educational Facility Authority Rev., (Ascension Health Credit Group), VRDN, 1.55%, 2/1/17	3,000,000	3,015,240
Connecticut State Health & Educational Facility Authority Rev., (Quinnipiac University), 5.00%, 7/1/16 (NATL)	2,660,000	2,669,656
Connecticut State Health & Educational Facility Authority Rev., (Quinnipiac University), 5.00%, 7/1/28	5,270,000	6,422,022
Connecticut State Health & Educational Facility Authority Rev., (Yale University), VRDN, 0.875%, 2/8/18	17,900,000	17,889,081
Connecticut State Health & Educational Facility Authority Rev., (Yale University), VRDN, 1.375%, 7/11/18	7,500,000	7,572,450
New Haven GO, 5.00%, 8/1/23 (AGM)	10,000,000	11,954,800
State of Connecticut GO, VRDN, 1.08%, 6/2/16	4,000,000	4,000,960
State of Connecticut, Special Tax Rev., 5.00%, 8/1/28	1,970,000	2,434,506
		55,958,715
District of Columbia — 1.2%
District of Columbia GO, 5.00%, 6/1/20	3,000,000	3,460,650
District of Columbia GO, 5.00%, 6/1/22	5,000,000	6,060,800
District of Columbia Rev., 5.00%, 12/1/16	1,200,000	1,227,060
District of Columbia Rev., 5.00%, 12/1/17	5,000,000	5,321,400
District of Columbia Rev., 5.00%, 12/1/19	5,000,000	5,694,850
District of Columbia Water & Sewer Authority Rev., 5.00%, 10/1/18, Prerefunded at 100% of Par (AGC)(2)	1,200,000	1,316,412
District of Columbia Water & Sewer Authority Rev., 5.00%, 10/1/28	4,710,000	5,882,460

	Principal Amount	Value
Metropolitan Washington Airports Authority Dulles Toll Road Rev., 5.00%, 10/1/39	$5,000,000	$5,550,850
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/1/17	4,600,000	4,807,460
		39,321,942
Florida — 6.6%
Broward County Airport System Rev., 5.00%, 10/1/24	2,650,000	3,158,853
Broward County Airport System Rev., 5.00%, 10/1/25	1,000,000	1,184,300
Broward County Airport System Rev., 5.00%, 10/1/26	1,000,000	1,176,460
Central Florida Expressway Authority Rev., 5.00%, 7/1/40	3,000,000	3,385,140
Citizens Property Insurance Corp. Rev., 5.00%, 6/1/16	3,000,000	3,000,000
Citizens Property Insurance Corp. Rev., 5.50%, 6/1/16 (AGC)	9,450,000	9,450,000
Citizens Property Insurance Corp. Rev., 6.00%, 6/1/17	2,500,000	2,629,225
Citizens Property Insurance Corp. Rev., 5.00%, 6/1/18	4,440,000	4,794,312
Citizens Property Insurance Corp. Rev., 5.00%, 6/1/20	6,050,000	6,924,830
Escambia County Rev., (Gulf Power Co.), VRDN, 2.10%, 4/11/19	1,500,000	1,535,010
Florida Higher Educational Facilities Financial Authority Rev., (Nova Southeastern University, Inc.), 5.00%, 4/1/29	1,000,000	1,215,760
Florida Higher Educational Facilities Financial Authority Rev., (Nova Southeastern University, Inc.), 5.00%, 4/1/30	750,000	907,088
Florida Higher Educational Facilities Financial Authority Rev., (Nova Southeastern University, Inc.), 5.00%, 4/1/31	1,250,000	1,505,175
Florida Municipal Power Agency Rev., 5.25%, 10/1/19, Prerefunded at 100% of Par(2)	2,000,000	2,271,580
Florida's Turnpike Enterprise Rev., 5.00%, 7/1/27	7,780,000	9,735,425
Halifax Hospital Medical Center Rev., (Halifax Hospital Medical Center Obligated Group), 5.25%, 6/1/18	165,000	165,000
Halifax Hospital Medical Center Rev., (Halifax Hospital Medical Center Obligated Group), 5.375%, 6/1/18, Prerefunded at 100% of Par (AGM)(2)	2,000,000	2,177,000
Halifax Hospital Medical Center Rev., (Halifax Hospital Medical Center Obligated Group), 5.50%, 6/1/18, Prerefunded at 100% of Par (AGM)(2)	1,000,000	1,090,970
Halifax Hospital Medical Center Rev., (Halifax Hospital Medical Center Obligated Group), 5.00%, 6/1/30	1,750,000	2,116,888
Halifax Hospital Medical Center Rev., (Halifax Hospital Medical Center Obligated Group), 3.375%, 6/1/31	1,500,000	1,501,905
JEA Electric System Rev., 5.00%, 10/1/17	1,810,000	1,913,966
JEA Electric System Rev., 5.00%, 10/1/21	3,115,000	3,714,887
JEA Electric System Rev., 5.00%, 10/1/22	1,750,000	2,133,775
JEA Electric System Rev., 5.00%, 10/1/23	1,500,000	1,832,775
Lee County School Board COP, 5.00%, 8/1/17	3,170,000	3,327,993
Lee County Transportation Facilities Rev., 5.00%, 10/1/26 (AGM)	2,250,000	2,753,122
Lee County Transportation Facilities Rev., 5.00%, 10/1/27 (AGM)	2,550,000	3,102,789
Miami-Dade County Aviation Rev., 5.25%, 10/1/17, Prerefunded at 100% of Par (AGM)(2)	4,650,000	4,932,813
Miami-Dade County Aviation Rev., 5.00%, 10/1/37	2,450,000	2,904,058
Miami-Dade County Aviation Rev., 5.00%, 10/1/41	3,000,000	3,356,820
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/26	2,000,000	2,439,120
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/27	1,500,000	1,818,120
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/29	800,000	955,240
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/30	1,560,000	1,855,121
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/30	1,835,000	2,197,779

	Principal Amount	Value
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/31	$1,000,000	$1,185,140
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/31	1,300,000	1,551,199
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/42	9,335,000	10,842,136
Orange County Health Facilities Authority Rev., (Orlando Health Obligated Group), 3.00%, 10/1/32	250,000	252,548
Orange County School Board COP, 5.00%, 8/1/26	8,000,000	9,522,480
Orange County School Board COP, 5.00%, 8/1/27	6,500,000	7,725,120
Orlando Utilities Commission Rev., 6.75%, 10/1/17(2)	335,000	350,926
Orlando Utilities Commission Rev., 5.00%, 10/1/19	1,500,000	1,696,200
Orlando Utilities Commission Rev., 5.00%, 10/1/20	5,000,000	5,811,350
Orlando Utilities Commission Rev., 5.00%, 10/1/21	4,745,000	5,654,759
Orlando Utilities Commission Rev., 5.00%, 10/1/22	1,750,000	2,132,287
Orlando Utilities Commission Rev., 5.00%, 10/1/33	2,000,000	2,219,520
Palm Beach County Health Facilities Authority Rev., (Bethesda Healthcare System Obligated Group), 5.25%, 7/1/40 (AGM)	5,850,000	6,533,338
School District of Broward County COP, 5.00%, 7/1/26	11,800,000	13,821,812
South Florida Water Management District COP, 5.00%, 10/1/28	3,000,000	3,745,050
South Florida Water Management District COP, 5.00%, 10/1/30	3,305,000	4,093,606
South Lake County Hospital District Rev., (Southlake Hospital, Inc.), 6.25%, 4/1/39	3,250,000	3,665,447
State of Florida GO, 5.00%, 6/1/22	10,000,000	12,128,000
State of Florida GO, 5.00%, 7/1/24	10,000,000	12,607,300
Sunrise Utility System Rev., 5.20%, 10/1/20, Prerefunded at 100% of Par (Ambac)(2)	430,000	491,387
Sunrise Utility System Rev., 5.20%, 10/1/22 (Ambac)	570,000	623,232
Tallahassee Rev., (Tallahassee Memorial HealthCare, Inc.), 5.00%, 12/1/36	800,000	932,488
Tallahassee Rev., (Tallahassee Memorial HealthCare, Inc.), 5.00%, 12/1/41	1,000,000	1,149,550
Tampa Rev., 6.00%, 10/1/18 (Ambac)	145,000	151,044
Tampa Rev., (BayCare Obligated Group), 4.00%, 11/15/46	3,500,000	3,726,100
Tampa Bay Water Rev., 5.00%, 10/1/16(2)	1,865,000	1,892,490
Tampa Bay Water Rev., 5.00%, 10/1/16(2)	1,730,000	1,755,500
Tampa Bay Water Rev., 5.00%, 10/1/16	5,000	5,075
Tampa Bay Water Rev., 5.00%, 10/1/17(2)	1,555,000	1,643,775
Tampa Bay Water Rev., 5.00%, 10/1/17(2)	1,440,000	1,522,210
Tampa Bay Water Rev., 5.00%, 10/1/17	5,000	5,284
Tampa Water & Wastewater System Rev., 6.00%, 10/1/17 (AGM)	1,000,000	1,070,410
		219,670,062
Georgia — 1.1%
Athens-Clarke County Unified Government Water & Sewerage Rev., 5.625%, 1/1/19, Prerefunded at 100% of Par(2)	1,200,000	1,345,272
Atlanta Tax Allocation, 5.00%, 1/1/23	300,000	358,932
Atlanta Tax Allocation, 5.00%, 1/1/24	300,000	364,914
Atlanta Tax Allocation, 5.00%, 1/1/25	225,000	277,792
Atlanta Tax Allocation, 5.00%, 1/1/26	300,000	372,804
Atlanta Tax Allocation, 5.00%, 1/1/27	300,000	369,594
Atlanta Water & Wastewater Rev., 5.00%, 11/1/27	2,000,000	2,495,140
Georgia State Road & Tollway Authority Rev., 5.00%, 6/1/16	6,350,000	6,350,000
Georgia State Road & Tollway Authority Rev., 5.00%, 6/1/21	4,000,000	4,463,760

	Principal Amount	Value
Marietta Development Authority Rev., (Life University, Inc.), 6.25%, 6/15/20	$495,000	$520,359
Municipal Electric Authority of Georgia Rev., 5.50%, 1/1/26	4,800,000	5,252,064
Private Colleges & Universities Authority Rev., (Emory University), 5.00%, 9/1/35	1,000,000	1,120,630
Private Colleges & Universities Authority Rev., (Savannah College of Art & Design, Inc.), 5.00%, 4/1/44	1,300,000	1,489,046
State of Georgia GO, 5.00%, 7/1/16	10,000,000	10,038,000
State of Georgia GO, 5.00%, 11/1/16	2,000,000	2,037,660
		36,855,967
Guam — 0.5%
Guam Government GO, 6.00%, 11/15/19	4,115,000	4,561,519
Guam Government Rev., 5.00%, 1/1/27	3,185,000	3,633,129
Guam Government Rev., 5.25%, 1/1/36	2,000,000	2,267,080
Guam Government Department of Education COP, 6.875%, 12/1/40	1,500,000	1,655,490
Guam Government Power Authority Rev., 5.00%, 10/1/26 (AGM)	2,000,000	2,388,360
Guam Government Power Authority Rev., 5.00%, 10/1/27 (AGM)	1,000,000	1,184,620
		15,690,198
Hawaii — 1.0%
City & County Honolulu Wastewater System Rev., 5.00%, 7/1/23	905,000	1,092,299
City & County of Honolulu GO, 5.00%, 10/1/25	3,000,000	3,850,260
City & County of Honolulu GO, 5.00%, 10/1/25	3,000,000	3,850,260
Hawai'i Pacific Health Rev., (Hawai'i Pacific Health Obligated Group), 5.50%, 7/1/40	2,500,000	2,806,400
Hawai'i Pacific Health Rev., (Hawai'i Pacific Health Obligated Group), 5.75%, 7/1/40	800,000	908,136
State of Hawaii GO, 5.00%, 8/1/23	6,000,000	7,432,920
State of Hawaii GO, 5.00%, 12/1/23	10,000,000	11,923,200
		31,863,475
Idaho — 0.1%
Idaho Health Facilities Authority Rev., (St. Luke's Health System Obligated Group), 5.00%, 7/1/35 (AGM)	250,000	277,088
Idaho Housing & Finance Association Rev., 5.00%, 7/15/29	3,000,000	3,453,180
		3,730,268
Illinois — 5.0%
Chicago Midway International Airport Rev., 5.00%, 1/1/19	800,000	881,832
Chicago Midway International Airport Rev., 5.00%, 1/1/21	800,000	932,448
Chicago Midway International Airport Rev., 5.00%, 1/1/22	600,000	714,546
Chicago O'Hare International Airport Rev., 4.00%, 1/1/17 (AGM)	600,000	611,394
Chicago O'Hare International Airport Rev., 5.25%, 1/1/18 (NATL)	5,000,000	5,339,500
Chicago O'Hare International Airport Rev., 5.00%, 1/1/22	1,000,000	1,154,450
Chicago O'Hare International Airport Rev., 5.00%, 1/1/23	1,455,000	1,758,877
Chicago O'Hare International Airport Rev., 5.00%, 1/1/24	3,940,000	4,826,815
Chicago O'Hare International Airport Rev., 5.00%, 1/1/29	9,000,000	10,875,060
Chicago O'Hare International Airport Rev., 5.75%, 1/1/39	2,000,000	2,333,560
Chicago Wastewater Transmission Rev., 5.00%, 1/1/29	1,100,000	1,251,393
Chicago Wastewater Transmission Rev., 5.00%, 1/1/31	1,000,000	1,125,340
Chicago Wastewater Transmission Rev., 5.00%, 1/1/32	1,000,000	1,123,190
Chicago Wastewater Transmission Rev., 5.00%, 1/1/34	725,000	819,924

	Principal Amount	Value
Chicago Wastewater Transmission Rev., 5.00%, 1/1/35	$725,000	$817,612
Chicago Wastewater Transmission Rev., 5.00%, 1/1/39	2,200,000	2,441,252
Chicago Wastewater Transmission Rev., 5.00%, 1/1/39	1,405,000	1,576,649
Chicago Waterworks Rev., 5.00%, 11/1/23	3,750,000	4,428,225
Chicago Waterworks Rev., 5.00%, 11/1/24	5,000,000	5,970,500
Chicago Waterworks Rev., 5.00%, 11/1/25	5,000,000	6,022,650
Chicago Waterworks Rev., 5.00%, 11/1/26	2,000,000	2,414,860
Chicago Waterworks Rev., 5.00%, 11/1/27	2,250,000	2,696,737
Chicago Waterworks Rev., 5.00%, 11/1/39	2,520,000	2,846,365
Illinois Finance Authority Rev., (Advocate Health Care Network Obligated Group), 5.00%, 5/1/22	1,500,000	1,802,160
Illinois Finance Authority Rev., (Carle Foundation Obligated Group), 6.00%, 8/15/41	2,000,000	2,381,560
Illinois Finance Authority Rev., (CDH-Delnor Health System), 5.00%, 11/1/27	3,475,000	3,879,976
Illinois Finance Authority Rev., (Mercy Health Corp. Obligated Group), 5.00%, 12/1/24	2,000,000	2,449,620
Illinois Finance Authority Rev., (Mercy Health Corp. Obligated Group), 5.00%, 12/1/26	2,715,000	3,339,694
Illinois Finance Authority Rev., (Mercy Health Corp. Obligated Group), 4.00%, 12/1/30	5,000,000	5,404,500
Illinois Finance Authority Rev., (Rush University Medical Center Obligated Group), 5.00%, 11/15/29	5,000,000	6,017,400
Illinois Finance Authority Rev., (Rush University Medical Center Obligated Group), 5.00%, 11/15/29	5,475,000	6,589,053
Illinois Finance Authority Rev., (University of Chicago), VRDN, 1.10%, 2/15/18	3,875,000	3,882,789
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/25	5,000,000	5,608,250
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/36	15,000,000	17,639,700
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/39	2,450,000	2,848,615
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	6,000,000	6,242,520
Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/21	10,000,000	11,703,500
Regional Transportation Authority Rev., 7.20%, 11/1/20 (Ambac)	550,000	627,204
Springfield Electric Rev., 5.00%, 3/1/20	1,000,000	1,130,930
Springfield Electric Rev., 5.00%, 3/1/21	1,000,000	1,156,390
Springfield Electric Rev., 5.00%, 3/1/22	1,750,000	2,066,313
Springfield Electric Rev., 5.00%, 3/1/23	1,245,000	1,496,440
Springfield Electric Rev., 5.00%, 3/1/24	1,750,000	2,128,893
State of Illinois GO, 5.50%, 7/1/38	4,900,000	5,416,117
State of Illinois GO, 5.00%, 2/1/39	3,000,000	3,192,150
State of Illinois GO, 5.00%, 5/1/39	5,880,000	6,267,198
		166,234,151
Indiana — 1.7%
Hamilton Southeastern Consolidated School Building Corp. Rev., 4.25%, 7/15/20 (AGM)	1,000,000	1,020,830
Indiana Bond Bank Rev., 5.00%, 8/1/17 (AGM)	1,520,000	1,532,023
Indiana Bond Bank Rev., 5.00%, 8/1/18 (AGM)	1,600,000	1,612,640
Indiana Bond Bank Rev., 5.00%, 8/1/19 (AGM)	1,680,000	1,693,272
Indiana Finance Authority Rev., 5.00%, 11/1/16	5,000,000	5,090,100
Indiana Finance Authority Rev., 5.00%, 2/1/23	1,735,000	2,104,416
Indiana Finance Authority Rev., 5.00%, 2/1/24	2,200,000	2,698,872

	Principal Amount	Value
Indiana Finance Authority Rev., 5.00%, 2/1/26	$3,030,000	$3,793,742
Indiana Finance Authority Rev., 5.00%, 2/1/27	1,120,000	1,390,032
Indiana Finance Authority Rev., 5.25%, 2/1/27	2,000,000	2,527,520
Indiana Finance Authority Rev., 5.00%, 2/1/28	2,005,000	2,469,919
Indiana Finance Authority Rev., 5.00%, 2/1/29	2,500,000	3,056,450
Indiana Finance Authority Rev., (CWA Authority, Inc.), 5.25%, 10/1/23	2,645,000	3,158,262
Indiana Finance Authority Rev., (CWA Authority, Inc.), 5.25%, 10/1/24	3,025,000	3,604,711
Indiana Finance Authority Rev., (CWA Authority, Inc.), 5.25%, 10/1/25	1,650,000	1,959,919
Indiana Finance Authority Rev., (Methodist Hospitals, Inc.), 5.00%, 9/15/16	1,055,000	1,066,985
Indiana Finance Authority Rev., (Methodist Hospitals, Inc.), 5.00%, 9/15/20	1,000,000	1,129,650
Indiana Finance Authority Rev., (Methodist Hospitals, Inc.), 5.00%, 9/15/22	1,300,000	1,520,857
Indiana Finance Authority Rev., (Methodist Hospitals, Inc.), 5.00%, 9/15/24	1,000,000	1,196,700
Indiana Finance Authority Rev., (Methodist Hospitals, Inc.), 5.00%, 9/15/25	1,150,000	1,361,681
Indiana Finance Authority Rev., (Methodist Hospitals, Inc.), 5.00%, 9/15/27	1,250,000	1,457,113
Indiana Finance Authority Rev., (Methodist Hospitals, Inc.), 5.00%, 9/15/29	1,465,000	1,695,430
Indiana Finance Authority Rev., (Methodist Hospitals, Inc.), 5.00%, 9/15/31	1,250,000	1,437,650
Indiana University Rev., 5.00%, 8/1/16	1,000,000	1,007,550
Indiana University Rev., 5.00%, 8/1/17	2,000,000	2,101,280
Indiana University Rev., 5.00%, 8/1/19	4,200,000	4,731,174
		56,418,778
Iowa — 0.1%
Iowa Finance Authority Rev., (Care Initiatives), 5.25%, 7/1/16	1,690,000	1,695,121
State of Iowa Rev., 5.00%, 6/1/22	2,500,000	2,797,725
		4,492,846
Kansas — 0.1%
State of Kansas Department of Transportation Rev., 5.00%, 9/1/16	4,500,000	4,551,165
Kentucky — 1.1%
Kentucky Asset Liability Commission Rev., 5.00%, 9/1/20	4,000,000	4,581,320
Kentucky Economic Development Finance Authority Rev., (Baptist Healthcare System Obligated Group), 5.375%, 8/15/24	3,000,000	3,251,460
Kentucky Economic Development Finance Authority Rev., (Baptist Healthcare System Obligated Group), 5.625%, 8/15/27	1,250,000	1,359,538
Kentucky Public Transportation Infrastructure Authority Rev., 5.00%, 7/1/17	8,850,000	9,204,973
Kentucky State Property & Building Commission Rev., 5.25%, 10/1/16 (AGM)	4,600,000	4,671,944
Kentucky Turnpike Authority Rev., 5.00%, 7/1/19	1,000,000	1,114,680
Kentucky Turnpike Authority Rev., 5.00%, 7/1/20	1,500,000	1,716,135
Paducah Electric Plant Board Rev., 5.00%, 10/1/24 (AGM)(1)	1,500,000	1,805,010
Paducah Electric Plant Board Rev., 5.00%, 10/1/25 (AGM)(1)	1,500,000	1,817,910
Paducah Electric Plant Board Rev., 5.00%, 10/1/26 (AGM)(1)	1,100,000	1,338,546
Paducah Electric Plant Board Rev., 5.00%, 10/1/27 (AGM)(1)	2,000,000	2,397,260

	Principal Amount	Value
Paducah Electric Plant Board Rev., 5.00%, 10/1/28 (AGM)(1)	$2,245,000	$2,673,211
		35,931,987
Louisiana — 1.3%
Louisiana Public Facilities Authority Rev., (Black & Gold Facilities, Inc.), 5.00%, 7/1/22 (AGC)	1,465,000	1,523,761
Louisiana Public Facilities Authority Rev., (Entergy Louisiana LLC), 3.375%, 9/1/28	10,000,000	10,305,000
Louisiana Public Facilities Authority Rev., (Lafayette General Health System, Inc. Obligated Group), 5.00%, 11/1/41	6,000,000	6,890,340
Louisiana Public Facilities Authority Rev., (Ochsner Clinic Foundation), 5.00%, 5/15/29	1,000,000	1,217,640
Louisiana Public Facilities Authority Rev., (Ochsner Clinic Foundation), 5.00%, 5/15/30	1,000,000	1,212,730
Louisiana Public Facilities Authority Rev., (Ochsner Clinic Foundation), 3.00%, 5/15/31	1,500,000	1,500,630
New Orleans GO, 5.00%, 12/1/20	4,000,000	4,605,400
New Orleans GO, 5.00%, 12/1/21	6,000,000	7,022,220
New Orleans Sewerage Service Rev., 4.00%, 6/1/16	500,000	500,000
New Orleans Sewerage Service Rev., 5.00%, 6/1/17	750,000	780,862
New Orleans Sewerage Service Rev., 5.00%, 6/1/18	500,000	539,055
New Orleans Sewerage Service Rev., 5.00%, 6/1/19	350,000	389,113
New Orleans Sewerage Service Rev., 5.00%, 6/1/21	400,000	466,880
New Orleans Sewerage Service Rev., 5.00%, 6/1/23	250,000	300,290
New Orleans Sewerage Service Rev., 5.00%, 6/1/24	200,000	243,014
New Orleans Sewerage Service Rev., 5.00%, 6/1/40	1,735,000	2,003,960
New Orleans Sewerage Service Rev., 5.00%, 6/1/45	1,595,000	1,836,834
Regional Transit Authority Rev., 5.00%, 12/1/17 (AGM)	1,000,000	1,059,740
Regional Transit Authority Rev., 5.00%, 12/1/19 (AGM)	1,000,000	1,127,660
Regional Transit Authority Rev., 5.00%, 12/1/20 (AGM)	1,250,000	1,442,725
		44,967,854
Maine — 0.1%
Portland General Airport Rev., 5.00%, 1/1/40 (AGM)	1,795,000	1,951,721
Maryland — 0.5%
Maryland Economic Development Corp. Rev., 4.00%, 7/1/24 (AGM)	300,000	343,611
Maryland Economic Development Corp. Rev., 4.00%, 7/1/25 (AGM)	330,000	379,107
Maryland Economic Development Corp. Rev., 4.00%, 7/1/26 (AGM)	375,000	430,447
Maryland Economic Development Corp. Rev., 5.00%, 6/1/35 (AGM)	1,230,000	1,483,663
Maryland Economic Development Corp. Rev., 5.00%, 6/1/43 (AGM)	1,000,000	1,181,160
Maryland Economic Development Corp. Rev., (Ports America Chesapeake LLC), 5.75%, 6/1/35	1,000,000	1,096,680
Maryland Health & Higher Educational Facilities Authority Rev., (Johns Hopkins University), 5.25%, 7/1/38	1,645,000	1,781,667
Maryland Health & Higher Educational Facilities Authority Rev., (Mercy Medical Center Obligated Group), 4.00%, 7/1/42	4,700,000	4,961,555
State of Maryland GO, 5.25%, 8/15/18	4,000,000	4,391,600
		16,049,490
Massachusetts — 2.6%
Massachusetts GO, 5.00%, 8/1/24	10,000,000	11,921,600
Massachusetts GO, 5.00%, 4/1/28	10,000,000	11,694,500
Massachusetts Bay Transportation Authority Rev., 5.25%, 7/1/18, Prerefunded at 100% of Par(2)	955,000	1,042,726

	Principal Amount	Value
Massachusetts Bay Transportation Authority Rev., 5.25%, 7/1/34	$2,345,000	$2,551,501
Massachusetts Department of Transportation Rev., 5.00%, 1/1/23	1,000,000	1,135,140
Massachusetts Department of Transportation Rev., 5.00%, 1/1/24	6,000,000	6,804,060
Massachusetts Development Finance Agency Rev., (Bentley University), 5.00%, 7/1/40	2,100,000	2,513,574
Massachusetts Development Finance Agency Rev., (South Shore Hospital, Inc.), 5.00%, 7/1/25	250,000	308,043
Massachusetts Development Finance Agency Rev., (South Shore Hospital, Inc.), 5.00%, 7/1/26	1,000,000	1,239,220
Massachusetts Development Finance Agency Rev., (South Shore Hospital, Inc.), 5.00%, 7/1/27	1,100,000	1,350,360
Massachusetts Development Finance Agency Rev., (UMass Memorial Health Care Obligated Group), 4.00%, 7/1/41	1,430,000	1,482,267
Massachusetts Development Finance Agency Rev., (UMass Memorial Health Care Obligated Group), 5.00%, 7/1/41	1,850,000	2,158,450
Massachusetts Health & Educational Facilities Authority Rev., (Foundation of Massachusetts Eye & Ear Obligated Group), 5.375%, 7/1/35	2,000,000	2,241,240
Massachusetts Health & Educational Facilities Authority Rev., (President and Fellows of Harvard College), 5.50%, 11/15/36	6,800,000	7,598,116
Massachusetts Health & Educational Facilities Authority Rev., (UMass Memorial Health Care Obligated Group), 5.00%, 7/1/20	1,500,000	1,711,335
Massachusetts Health & Educational Facilities Authority Rev., (UMass Memorial Health Care Obligated Group), 5.00%, 7/1/21	1,050,000	1,193,010
Massachusetts Port Authority Rev., 4.00%, 7/1/18	1,305,000	1,390,543
Massachusetts Port Authority Rev., 5.00%, 7/1/19	250,000	280,530
Massachusetts Port Authority Rev., 4.00%, 7/1/22	2,655,000	3,046,214
Massachusetts School Building Authority Rev., 5.00%, 8/15/30	7,750,000	9,369,517
Massachusetts School Building Authority Rev., 5.00%, 8/15/30	3,575,000	4,310,306
Massachusetts School Building Authority Rev., 5.00%, 10/15/32	6,630,000	7,773,542
Massachusetts Transportation Fund Rev., 5.00%, 6/1/28	1,000,000	1,174,590
Massachusetts Transportation Fund Rev., 5.00%, 6/1/29	1,755,000	2,046,295
		86,336,679
Michigan — 3.3%
Detroit City School District GO, 5.00%, 5/1/28 (Q-SBLF)	6,500,000	7,399,990
Detroit City School District GO, 5.00%, 5/1/31 (Q-SBLF)	4,750,000	5,368,545
Detroit Sewage Disposal System Rev., 5.25%, 7/1/39	19,825,000	22,171,090
Detroit Water Supply System Rev., 5.00%, 7/1/17	1,300,000	1,356,316
Detroit Water Supply System Rev., 5.00%, 7/1/36	1,000,000	1,096,090
Lansing Board of Water & Light Rev., 5.00%, 7/1/27	5,000,000	5,856,100
Lincoln Consolidated School District GO, 5.00%, 5/1/21 (AGM Q-SBLF)	1,000,000	1,156,550
Lincoln Consolidated School District GO, 5.00%, 5/1/22 (AGM Q-SBLF)	500,000	587,990
Lincoln Consolidated School District GO, 5.00%, 5/1/23 (AGM Q-SBLF)	1,000,000	1,193,360
Lincoln Consolidated School District GO, 5.00%, 5/1/24 (AGM Q-SBLF)	1,000,000	1,209,140
Lincoln Consolidated School District GO, 5.00%, 5/1/25 (AGM Q-SBLF)	1,000,000	1,220,460
Lincoln Consolidated School District GO, 5.00%, 5/1/33 (AGM Q-SBLF)	1,480,000	1,747,554
Lincoln Consolidated School District GO, 5.00%, 5/1/34 (AGM Q-SBLF)	1,630,000	1,918,510

	Principal Amount	Value
Michigan Finance Authority Rev., 5.00%, 10/1/27	$3,030,000	$3,611,639
Michigan Finance Authority Rev., 5.00%, 10/1/28	3,465,000	4,102,872
Michigan Finance Authority Rev., 5.00%, 7/1/33	2,000,000	2,306,900
Michigan Finance Authority Rev., 5.00%, 7/1/34	1,500,000	1,724,325
Michigan Finance Authority Rev., (Ascension Health Credit Group), VRDN, 1.10%, 8/15/19	3,000,000	2,992,200
Michigan Finance Authority Rev., (Beaumont Health Obligated Group), 4.00%, 11/1/46	5,000,000	5,304,100
Michigan Finance Authority Rev., (MidMichigan Obligated Group), 5.00%, 6/1/25	1,000,000	1,216,310
Michigan Finance Authority Rev., (MidMichigan Obligated Group), 5.00%, 6/1/27	1,400,000	1,677,522
Michigan Finance Authority Rev., (MidMichigan Obligated Group), 5.00%, 6/1/28	1,250,000	1,490,388
Michigan Finance Authority Rev., (MidMichigan Obligated Group), 5.00%, 6/1/29	1,565,000	1,860,722
Michigan Finance Authority Rev., (Trinity Health Corp.), 5.00%, 12/1/45	5,000,000	5,905,800
Michigan State Building Authority Rev., 5.25%, 10/15/20	4,000,000	4,530,200
Michigan State Hospital Finance Authority Rev., (McLaren Health Care Corp.), 5.00%, 6/1/16	1,360,000	1,360,000
Michigan State Hospital Finance Authority Rev., (McLaren Health Care Corp.), 5.00%, 6/1/17	1,600,000	1,668,224
Michigan State Hospital Finance Authority Rev., VRDN, 1.625%, 11/1/19	7,495,000	7,549,938
Wayne County Airport Authority Rev., 5.00%, 12/1/18 (NATL)	3,000,000	3,187,620
Wayne County Airport Authority Rev., 5.00%, 12/1/19 (NATL)	2,000,000	2,124,020
Wayne County Airport Authority Rev., 5.00%, 12/1/30	1,000,000	1,177,110
Wayne County Airport Authority Rev., 5.00%, 12/1/31	650,000	762,873
Wayne County Airport Authority Rev., 5.00%, 12/1/32	1,175,000	1,376,113
Wayne County Airport Authority Rev., 5.00%, 12/1/34	1,150,000	1,338,313
		109,548,884
Minnesota — 0.5%
Minnesota Higher Education Facilities Authority Rev., (College of St. Benedict), 4.00%, 3/1/43	1,000,000	1,060,480
Rochester Rev., (Mayo Clinic), VRDN, 4.50%, 11/15/21	6,000,000	6,955,680
St. Cloud Rev., (CentraCare Health System Obligated Group), 5.00%, 5/1/28	2,000,000	2,474,680
St. Cloud Rev., (CentraCare Health System Obligated Group), 5.00%, 5/1/30	1,000,000	1,227,720
State of Minnesota GO, 5.00%, 8/1/19	5,000,000	5,638,500
		17,357,060
Mississippi — 1.0%
Gulfport Rev., (Memorial Hospital at Gulfport), 5.00%, 7/1/20(1)	645,000	731,424
Gulfport Rev., (Memorial Hospital at Gulfport), 5.00%, 7/1/21(1)	1,000,000	1,157,060
Gulfport Rev., (Memorial Hospital at Gulfport), 5.00%, 7/1/22(1)	1,000,000	1,177,540
Gulfport Rev., (Memorial Hospital at Gulfport), 5.00%, 7/1/23(1)	1,500,000	1,785,900
Gulfport Rev., (Memorial Hospital at Gulfport), 5.00%, 7/1/30(1)	2,000,000	2,385,040
Gulfport Rev., (Memorial Hospital at Gulfport), 5.00%, 7/1/31(1)	1,000,000	1,187,690
Mississippi Development Bank Rev., 5.00%, 11/1/16 (Ambac)	1,645,000	1,671,468
Mississippi Development Bank Rev., 5.00%, 7/1/19 (Ambac)	4,160,000	4,607,699
Mississippi Development Bank Rev., 5.25%, 8/1/27	5,000,000	5,700,300

	Principal Amount	Value
Mississippi Development Bank Rev., 6.875%, 12/1/40 (AGM)	$4,150,000	$5,581,127
State of Mississippi GO, 5.00%, 12/1/27	5,000,000	6,157,900
		32,143,148
Missouri — 0.3%
Health & Educational Facilities Authority of the State of Missouri Rev., (Kansas City Art Institute), VRDN, 0.38%, 6/1/16 (LOC: Commerce Bank)	500,000	500,000
Health & Educational Facilities Authority of the State of Missouri Rev., (Washington University in St. Louis), 5.375%, 3/15/39	2,000,000	2,149,820
Missouri Highway & Transportation Commission Rev., 5.00%, 5/1/18	2,700,000	2,915,622
Missouri State Environmental Improvement & Energy Resources Authority Rev., 5.00%, 1/1/22	335,000	403,745
Missouri State Environmental Improvement & Energy Resources Authority Rev., 5.00%, 1/1/23	300,000	368,751
Missouri State Environmental Improvement & Energy Resources Authority Rev., 5.00%, 7/1/23	400,000	496,788
Missouri State Environmental Improvement & Energy Resources Authority Rev., 5.00%, 1/1/24	700,000	876,127
Missouri State Environmental Improvement & Energy Resources Authority Rev., 5.00%, 1/1/25	1,000,000	1,270,740
		8,981,593
Nebraska — 0.3%
Central Plains Energy Project Rev., 5.00%, 9/1/22	2,500,000	2,916,125
Douglas County Hospital Authority No. 3 Rev., (Nebraska Methodist Health Obligated Group), 5.00%, 11/1/45	3,900,000	4,489,017
Nebraska Public Power District Rev., 5.00%, 1/1/18, Prerefunded at 100% of Par(2)	2,500,000	2,666,300
		10,071,442
Nevada — 0.7%
Las Vegas Valley Water District GO, 5.00%, 6/1/22	10,000,000	12,070,300
State of Nevada GO, 5.00%, 3/1/22	4,800,000	5,773,056
State of Nevada GO, 5.00%, 4/1/27	5,710,000	7,112,833
		24,956,189
New Jersey — 3.9%
New Jersey Economic Development Authority Rev., 5.00%, 9/1/18, Prerefunded at 100% of Par(2)	110,000	120,250
New Jersey Economic Development Authority Rev., 5.25%, 12/15/20 (Ambac)	5,000,000	5,549,100
New Jersey Economic Development Authority Rev., 5.00%, 6/15/23	2,335,000	2,571,022
New Jersey Economic Development Authority Rev., 5.00%, 6/15/24	4,015,000	4,442,396
New Jersey Economic Development Authority Rev., 5.00%, 6/15/25	5,000,000	5,526,550
New Jersey Economic Development Authority Rev., 5.00%, 6/15/26	5,000,000	5,504,500
New Jersey Economic Development Authority Rev., 5.25%, 6/15/40	3,250,000	3,591,900
New Jersey Educational Facilities Authority Rev., (New Jersey City University), 5.00%, 7/1/25 (AGM)(1)	2,360,000	2,928,831
New Jersey Educational Facilities Authority Rev., (New Jersey City University), 5.00%, 7/1/26 (AGM)(1)	1,500,000	1,870,290
New Jersey Educational Facilities Authority Rev., (New Jersey City University), 5.00%, 7/1/27 (AGM)(1)	1,500,000	1,848,195
New Jersey Health Care Facilities Financing Authority Rev., (Hackensack University Medical Center), 5.00%, 1/1/34	1,050,000	1,157,814
New Jersey Health Care Facilities Financing Authority Rev., (Princeton HealthCare System Obligated Group), 5.00%, 7/1/39	1,685,000	1,989,985

	Principal Amount	Value
New Jersey Health Care Facilities Financing Authority Rev., (Robert Wood Johnson University Hospital, Inc.), 5.00%, 7/1/31	$1,725,000	$1,925,238
New Jersey Sports & Exposition Authority Rev., 5.00%, 9/1/18(2)	75,000	81,935
New Jersey Transportation Trust Fund Authority Rev., 5.25%, 12/15/21 (NATL)	6,850,000	7,813,384
New Jersey Transportation Trust Fund Authority Rev., 5.25%, 6/15/23	3,000,000	3,322,500
New Jersey Transportation Trust Fund Authority Rev., 5.25%, 12/15/23 (Ambac)	2,210,000	2,497,919
New Jersey Transportation Trust Fund Authority Rev., 5.25%, 6/15/30	5,000,000	5,448,050
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/38	6,800,000	7,355,696
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/42	12,780,000	13,579,517
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/44	4,900,000	5,282,053
New Jersey Turnpike Authority Rev., 5.00%, 1/1/18	1,700,000	1,810,704
New Jersey Turnpike Authority Rev., 5.00%, 1/1/20	10,000,000	11,332,600
New Jersey Turnpike Authority Rev., 5.00%, 1/1/27	5,000,000	6,110,200
New Jersey Turnpike Authority Rev., 5.00%, 1/1/28	2,000,000	2,367,840
New Jersey Turnpike Authority Rev., 5.00%, 1/1/29	14,940,000	17,612,318
New Jersey Turnpike Authority Rev., 5.00%, 1/1/33	5,215,000	6,243,867
		129,884,654
New Mexico — 0.5%
New Mexico Finance Authority Rev., 5.00%, 6/15/17	1,000,000	1,045,550
New Mexico Finance Authority Rev., 5.00%, 6/15/18	3,000,000	3,257,730
New Mexico Finance Authority Rev., 4.00%, 6/15/19	2,000,000	2,186,300
New Mexico Hospital Equipment Loan Council Rev., (Presbyterian Healthcare Services Obligated Group), 5.00%, 8/1/22	725,000	871,356
New Mexico Hospital Equipment Loan Council Rev., (Presbyterian Healthcare Services Obligated Group), 5.00%, 8/1/23	1,625,000	1,991,714
New Mexico Hospital Equipment Loan Council Rev., (Presbyterian Healthcare Services Obligated Group), 5.00%, 8/1/25	775,000	973,694
New Mexico Hospital Equipment Loan Council Rev., (Presbyterian Healthcare Services Obligated Group), 5.00%, 8/1/26	1,000,000	1,242,690
New Mexico Municipal Energy Acquisition Authority Rev., VRDN, 5.00%, 8/1/19 (SBBPA: Royal Bank of Canada)	5,000,000	5,562,100
		17,131,134
New York — 17.4%
Brooklyn Arena Local Development Corp. Rev., 6.25%, 7/15/40	3,700,000	4,258,626
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/24	1,465,000	1,696,748
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/26	1,130,000	1,302,811
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/27	1,320,000	1,517,710
Hudson Yards Infrastructure Corp. Rev., 5.00%, 2/15/47	5,000,000	5,123,400
Long Island Power Authority Rev., 5.00%, 5/1/21	2,385,000	2,789,091
Long Island Power Authority Rev., 5.00%, 9/1/34	11,410,000	13,514,803
Long Island Power Authority Rev., 5.00%, 9/1/35	3,500,000	4,128,495
Metropolitan Transportation Authority Rev., 5.00%, 11/15/17	2,000,000	2,125,160
Metropolitan Transportation Authority Rev., 5.00%, 11/15/19	1,750,000	1,984,938

	Principal Amount	Value
Metropolitan Transportation Authority Rev., 6.25%, 11/15/23	$1,000,000	$1,133,560
Metropolitan Transportation Authority Rev., 5.00%, 11/15/26	4,595,000	5,573,184
Metropolitan Transportation Authority Rev., 5.00%, 11/15/26	5,000,000	6,045,550
Metropolitan Transportation Authority Rev., 5.00%, 11/15/29	10,360,000	12,446,918
Metropolitan Transportation Authority Rev., 5.00%, 11/15/41	2,100,000	2,446,500
Metropolitan Transportation Authority Rev., 5.00%, 11/15/43	5,000,000	5,873,650
Metropolitan Transportation Authority Rev., VRDN, 0.76%, 6/2/16	7,500,000	7,487,850
Metropolitan Transportation Authority Rev., VRDN, 0.77%, 6/2/16	1,000,000	988,150
Nassau County Interim Finance Authority Rev., 5.00%, 5/15/19, Prerefunded at 100% of Par(2)	1,680,000	1,880,710
Nassau County Interim Finance Authority Rev., 5.00%, 5/15/19, Prerefunded at 100% of Par(2)	1,400,000	1,567,258
Nassau County Interim Finance Authority Rev., 5.00%, 11/15/21	120,000	134,394
Nassau County Interim Finance Authority Rev., 5.00%, 11/15/23	100,000	111,498
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/22	750,000	889,365
New York City GO, 5.00%, 6/1/16, Prerefunded at 100% of Par(2)	10,000	10,000
New York City GO, 5.00%, 8/1/16	2,600,000	2,619,656
New York City GO, 5.00%, 8/1/16	3,705,000	3,733,010
New York City GO, 5.00%, 8/1/16	7,720,000	7,778,363
New York City GO, 5.00%, 3/1/17	3,000,000	3,099,540
New York City GO, 5.00%, 8/1/17	2,190,000	2,301,405
New York City GO, 5.00%, 11/1/17 (AGM)	5,000	5,020
New York City GO, 5.00%, 8/1/18	5,000,000	5,448,800
New York City GO, 5.00%, 8/1/18	4,095,000	4,462,567
New York City GO, 5.00%, 8/1/18	5,000,000	5,448,800
New York City GO, 5.00%, 8/1/19	4,555,000	5,124,466
New York City GO, 5.00%, 10/1/19	5,000,000	5,653,950
New York City GO, 5.00%, 8/1/20	5,000,000	5,785,300
New York City GO, 5.00%, 3/1/22	7,000,000	7,760,970
New York City GO, 5.00%, 5/15/22	6,570,000	7,333,565
New York City GO, 5.00%, 8/1/22	7,565,000	9,166,435
New York City GO, 5.00%, 8/1/23	5,000,000	5,963,550
New York City GO, 5.00%, 8/1/23	10,000,000	12,348,000
New York City GO, 5.00%, 8/1/25	1,650,000	2,077,317
New York City GO, 5.00%, 8/1/26	5,370,000	6,690,268
New York City GO, 5.00%, 8/1/27	4,830,000	6,019,291
New York City GO, 5.00%, 8/1/27	5,095,000	6,349,542
New York City GO, 5.00%, 8/1/36	4,510,000	5,385,797
New York City GO, VRDN, 0.36%, 6/1/16 (LIQ FAC: Barclays Bank plc)	35,000,000	35,000,000
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/25	4,850,000	5,761,461
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/29	6,375,000	7,808,227
New York City Transitional Finance Authority Building Aid Rev., 5.50%, 1/15/39	1,700,000	1,905,292
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/16(2)	445,000	453,277

	Principal Amount	Value
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/16(2)	$3,345,000	$3,407,685
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/17(2)	715,000	758,207
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/17	5,365,000	5,694,572
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/21	4,000,000	4,783,880
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/24	4,000,000	4,760,840
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/25	6,000,000	7,126,320
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/25	3,000,000	3,823,860
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/26	15,000,000	18,946,800
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 5/1/28	12,960,000	15,812,107
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 8/1/29	10,000,000	12,459,900
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/39	4,000,000	4,622,600
New York City Water & Sewer System Rev., 5.00%, 6/15/17(2)	1,350,000	1,411,034
New York City Water & Sewer System Rev., 5.00%, 6/15/39	5,000,000	5,584,400
New York City Water & Sewer System Rev., 5.00%, 6/15/39	7,010,000	7,829,329
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.25%, 10/1/35	9,535,000	12,240,079
New York Power Authority Rev., 5.00%, 11/15/22	1,000,000	1,223,800
New York State Dormitory Authority Rev., 5.00%, 3/15/17	5,380,000	5,568,408
New York State Dormitory Authority Rev., 5.00%, 2/15/19, Prerefunded at 100% of Par(2)	5,000	5,552
New York State Dormitory Authority Rev., 5.25%, 2/15/19, Prerefunded at 100% of Par(2)	30,000	33,510
New York State Dormitory Authority Rev., 5.00%, 3/15/24	6,530,000	7,645,455
New York State Dormitory Authority Rev., 5.25%, 2/15/25	8,795,000	9,805,194
New York State Dormitory Authority Rev., 5.00%, 12/15/25	8,225,000	10,105,153
New York State Dormitory Authority Rev., 5.00%, 2/15/27	8,235,000	9,885,788
New York State Dormitory Authority Rev., 5.75%, 3/15/36	10,000,000	11,364,700
New York State Dormitory Authority Rev., 5.00%, 2/15/39	3,995,000	4,416,632
New York State Dormitory Authority Rev., (Brooklyn Law School), 5.75%, 7/1/33	1,000,000	1,116,510
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/20	1,300,000	1,506,401
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/21	1,840,000	2,190,796
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/22	1,580,000	1,922,433
New York State Dormitory Authority Rev., (New York University), 5.00%, 7/1/23	3,190,000	3,961,884
New York State Dormitory Authority Rev., (Northwell Health Obligated Group), 5.50%, 5/1/19, Prerefunded at 100% of Par(2)	1,200,000	1,358,724
New York State Dormitory Authority Rev., (Trustees of Columbia University in the New York City), 5.00%, 10/1/22	2,800,000	3,440,276
New York State Environmental Facilities Corp. Rev., 5.00%, 9/15/23	7,660,000	9,570,021
New York State Environmental Facilities Corp. Rev., 5.00%, 3/15/24	7,340,000	9,253,538

	Principal Amount	Value
New York State Thruway Authority Rev., 5.00%, 5/1/19	$6,900,000	$7,691,430
New York State Thruway Authority Rev., 5.00%, 1/1/24	3,330,000	4,019,343
New York State Thruway Authority Rev., 5.00%, 1/1/28	5,000,000	6,151,000
New York State Thruway Authority Rev., 5.00%, 1/1/29	9,850,000	12,056,695
New York State Thruway Authority Highway & Bridge Trust Fund Rev., 5.00%, 4/1/23	3,000,000	3,359,460
New York State Thruway Authority Highway & Bridge Trust Fund Rev., 5.00%, 4/1/25	5,865,000	6,855,833
New York State Urban Development Corp. Rev., 5.00%, 3/15/28	3,900,000	4,744,662
Niagara Falls Bridge Commission Rev., 4.00%, 10/1/19 (AGC)	2,585,000	2,737,050
Port Authority of New York & New Jersey Rev., 5.00%, 12/1/27	10,000,000	12,414,500
Port Authority of New York & New Jersey Rev., (JFK International Air Terminal LLC), 5.00%, 12/1/20	850,000	968,847
Port Authority of New York & New Jersey Rev., (JFK International Air Terminal LLC), 6.00%, 12/1/42	2,600,000	3,054,012
State of New York GO, 5.00%, 2/15/39	1,700,000	1,887,136
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/17	10,000,000	10,433,700
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/18	8,025,000	8,685,457
Tompkins County Development Corp. Rev., (Kendal at Ithaca, Inc.), 4.00%, 7/1/29	500,000	524,485
Tompkins County Development Corp. Rev., (Kendal at Ithaca, Inc.), 5.00%, 7/1/29	730,000	839,456
Tompkins County Development Corp. Rev., (Kendal at Ithaca, Inc.), 5.00%, 7/1/34	1,000,000	1,129,950
Tompkins County Development Corp. Rev., (Kendal at Ithaca, Inc.), 5.00%, 7/1/44	1,000,000	1,118,600
Triborough Bridge & Tunnel Authority Rev., 4.00%, 11/15/16	3,250,000	3,304,015
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/17	3,325,000	3,538,066
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/29	700,000	866,544
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/30	3,030,000	3,624,274
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/38	10,000,000	10,949,300
Westchester County Local Development Corp. Rev., (Pace University), 5.50%, 5/1/42	3,310,000	3,847,710
Westchester County Local Development Corp. Rev., (Westchester County Health Care Corp. Obligated Group), 5.00%, 11/1/25	1,000,000	1,237,580
Westchester County Local Development Corp. Rev., (Westchester County Health Care Corp. Obligated Group), 5.00%, 11/1/28	1,000,000	1,211,070
Westchester County Local Development Corp. Rev., (Westchester County Health Care Corp. Obligated Group), 5.00%, 11/1/29	1,000,000	1,206,250
Westchester County Local Development Corp. Rev., (Westchester County Health Care Corp. Obligated Group), 5.00%, 11/1/30	1,000,000	1,200,840
Westchester County Local Development Corp. Rev., (Westchester County Health Care Corp. Obligated Group), 5.00%, 11/1/46	1,500,000	1,722,585
		581,530,476
North Carolina — 0.7%
Charlotte GO, 5.00%, 8/1/19	2,000,000	2,182,020
Charlotte Water & Sewer System Rev., 5.00%, 7/1/17	1,000,000	1,047,440
Greensboro Combined Water & Sewer System Rev., 5.25%, 6/1/20	2,060,000	2,401,260
North Carolina Eastern Municipal Power Agency Rev., 5.00%, 1/1/18(2)	2,955,000	3,152,039
North Carolina Medical Care Commission Rev., (Mission-St Joseph's Health System, Inc.), VRDN, 0.47%, 6/2/16 (SBBPA: Branch Banking & Trust)	1,000,000	1,000,000

	Principal Amount	Value
North Carolina Municipal Power Agency No. 1 Rev., 5.25%, 1/1/18, Prerefunded at 100% of Par(2)	$2,500,000	$2,676,525
North Carolina Municipal Power Agency No. 1 Rev., 5.25%, 1/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,141,220
North Carolina Municipal Power Agency No. 1 Rev., 5.00%, 1/1/19, Prerefunded at 100% of Par(2)	1,280,000	1,414,221
North Carolina Municipal Power Agency No. 1 Rev., 5.00%, 1/1/28	4,050,000	4,735,422
North Carolina Municipal Power Agency No. 1 Rev., 5.00%, 1/1/30	520,000	570,248
Raleigh Durham Airport Authority Rev., 5.00%, 5/1/20	450,000	518,841
Raleigh Durham Airport Authority Rev., 5.00%, 5/1/21	360,000	426,067
Raleigh Durham Airport Authority Rev., 5.00%, 5/1/22	760,000	915,488
		23,180,791
North Dakota — 0.2%
Grand Forks Rev., (Altru Health System), VRDN, 0.39%, 6/1/16 (LOC: Bank of America N.A.)	6,100,000	6,100,000
Ohio — 2.7%
American Municipal Power, Inc. Rev., 5.00%, 2/15/17(2)	575,000	592,831
Buckeye Tobacco Settlement Financing Authority Rev., 5.875%, 6/1/30	5,000,000	4,979,750
Cleveland COP, 5.00%, 11/15/19	2,450,000	2,726,090
Cleveland Rev., 5.00%, 5/15/21	1,475,000	1,724,732
Cleveland Rev., 5.00%, 5/15/23	1,305,000	1,575,618
Cleveland Airport System Rev., 5.00%, 1/1/22 (AGM)(1)	1,635,000	1,874,364
Cleveland Airport System Rev., 5.00%, 1/1/23 (AGM)(1)	1,510,000	1,757,368
Cleveland Airport System Rev., 5.00%, 1/1/24 (AGM)(1)	1,075,000	1,269,113
Cleveland Airport System Rev., 5.00%, 1/1/25 (AGM)	4,000,000	4,658,480
Cleveland Airport System Rev., 5.00%, 1/1/25	2,500,000	2,890,025
Cleveland Airport System Rev., 5.00%, 1/1/26 (AGM)	3,560,000	4,119,454
Cleveland Airport System Rev., 5.00%, 1/1/26	2,530,000	2,916,027
Cleveland Airport System Rev., 5.00%, 1/1/31 (AGM)	750,000	885,765
Cleveland-Cuyahoga County Port Authority Rev., (Euclid Avenue Development Corp.), 5.00%, 8/1/39	4,900,000	5,624,073
Cleveland-Cuyahoga County Port Authority Rev., (Euclid Avenue Development Corp.), 5.00%, 8/1/44	2,150,000	2,347,305
Cuyahoga County Rev., 5.00%, 12/1/20	1,400,000	1,620,486
Cuyahoga County Rev., 5.00%, 12/1/24	500,000	612,465
Cuyahoga County Rev., 5.00%, 12/1/25	370,000	449,532
Kent State University Rev., 4.00%, 5/1/23	1,800,000	2,081,394
Miami University/Oxford Rev., 5.00%, 9/1/25	4,440,000	5,206,122
Ohio Air Quality Development Authority Rev., (FirstEnergy Generation LLC), VRDN, 3.75%, 12/3/18 (GA: FirstEnergy Solutions Corp.)	24,600,000	25,167,768
Ohio Higher Educational Facility Commission Rev., (Case Western Reserve University), 6.50%, 10/1/20	620,000	688,907
Ohio Higher Educational Facility Commission Rev., (Oberlin College), 5.00%, 10/1/19	5,000,000	5,652,200
Ohio State University Rev., 5.00%, 12/1/16	3,775,000	3,862,278
Ohio State University Rev., 5.00%, 12/1/18, Prerefunded at 100% of Par(2)	200,000	220,618
Ohio State University Rev., 5.00%, 12/1/27	1,800,000	1,975,572
Ohio Water Development Authority Rev., 5.00%, 6/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,167,660

	Principal Amount	Value
Putnam County Rev., (Hilty Home, Inc.), VRDN, 0.45%, 6/2/16 (LOC: First Federal Bank of Midwest and FHLB)	$1,600,000	$1,600,000
		91,245,997
Oklahoma — 0.3%
Oklahoma Development Finance Authority Rev., (INTEGRIS Health Obligated Group), 5.50%, 8/15/18, Prerefunded at 100% of Par(2)	3,000,000	3,306,930
Oklahoma Development Finance Authority Rev., (INTEGRIS Health Obligated Group), 5.00%, 8/15/25	1,500,000	1,886,895
Oklahoma Development Finance Authority Rev., (INTEGRIS Health Obligated Group), 5.00%, 8/15/26	1,000,000	1,246,100
Oklahoma Development Finance Authority Rev., (INTEGRIS Health Obligated Group), 5.00%, 8/15/27	1,000,000	1,236,520
Pottawatomie County Facilities Authority Rev., 5.00%, 9/1/16	2,130,000	2,137,221
		9,813,666
Oregon — 0.4%
Oregon Health & Science University Rev., 5.75%, 7/1/19, Prerefunded at 100% of Par(2)	2,900,000	3,325,314
State of Oregon GO, 5.00%, 5/1/19	1,080,000	1,206,965
State of Oregon GO, 5.00%, 5/1/20	1,870,000	2,153,735
State of Oregon GO, 5.00%, 8/1/20	1,000,000	1,160,160
State of Oregon GO, 5.00%, 5/1/21	1,500,000	1,776,075
State of Oregon GO, 5.00%, 8/1/21	750,000	893,108
State of Oregon GO, 5.00%, 8/1/22	700,000	853,076
State of Oregon GO, 5.00%, 8/1/23	1,340,000	1,666,973
State of Oregon GO, 5.00%, 8/1/24	1,000,000	1,267,690
		14,303,096
Pennsylvania — 3.4%
Allegheny County Higher Education Building Authority Rev., (Duquesne University of the Holy Spirit), 4.00%, 3/1/30	1,230,000	1,372,569
Allegheny County Higher Education Building Authority Rev., (Duquesne University of the Holy Spirit), 4.00%, 3/1/31	2,000,000	2,217,880
Allegheny County Higher Education Building Authority Rev., (Duquesne University of the Holy Spirit), 4.00%, 3/1/32	600,000	662,658
Allegheny County Higher Education Building Authority Rev., (Duquesne University of the Holy Spirit), 4.00%, 3/1/33	400,000	440,696
Allegheny County Hospital Development Authority Rev., (UPMC Obligated Group), 5.00%, 9/1/18	1,500,000	1,635,585
Berks County Municipal Authority Rev., (Reading Hospital Obligated Group), VRDN, 1.90%, 6/2/16	2,500,000	2,520,900
Capital Region Water Rev., 5.00%, 7/15/24 (BAM)	750,000	916,447
Capital Region Water Rev., 5.00%, 7/15/29 (BAM)	400,000	487,276
Centre County Hospital Authority Rev., (Mount Nittany Medical Center Obligated Group), 3.00%, 11/15/31	100,000	101,028
Centre County Hospital Authority Rev., (Mount Nittany Medical Center Obligated Group), 4.00%, 11/15/32	250,000	272,058
Centre County Hospital Authority Rev., (Mount Nittany Medical Center Obligated Group), 3.125%, 11/15/33	275,000	276,568
Centre County Hospital Authority Rev., (Mount Nittany Medical Center Obligated Group), 4.00%, 11/15/34	200,000	215,418
Cumberland County Municipal Authority Rev., (Dickinson College), 5.00%, 5/1/28	1,000,000	1,238,850
Cumberland County Municipal Authority Rev., (Dickinson College), 5.00%, 5/1/29	1,420,000	1,752,081

	Principal Amount	Value
Geisinger Authority Rev., (Geisinger Health System Obligated Group), VRN, 1.20%, 8/1/16	$5,000,000	$4,335,000
General Authority of Southcentral Pennsylvania Rev., (WellSpan Health), 5.00%, 6/1/44	4,950,000	5,698,885
Northeastern Pennsylvania Hospital & Education Authority Rev., (Wilkes University), 5.00%, 3/1/37	1,275,000	1,467,015
Pennsylvania GO, 5.375%, 7/1/16 (NATL)	2,795,000	2,806,432
Pennsylvania GO, 5.375%, 7/1/18 (AGM)	1,070,000	1,167,670
Pennsylvania Economic Development Financing Authority Rev., 5.00%, 7/1/19	15,525,000	17,441,095
Pennsylvania Economic Development Financing Authority Rev., (Albert Einstein Healthcare Network Obligated Group), 6.25%, 10/15/19, Prerefunded at 100% of Par(2)	5,000,000	5,681,600
Pennsylvania Higher Educational Facilities Authority Rev., (Temple University), 5.00%, 4/1/25	1,000,000	1,190,470
Pennsylvania Higher Educational Facilities Authority Rev., (Temple University), 5.00%, 4/1/26	1,000,000	1,185,270
Pennsylvania Higher Educational Facilities Authority Rev., (Temple University), 5.00%, 4/1/27	1,150,000	1,355,861
Pennsylvania Higher Educational Facilities Authority Rev., (University of Pennsylvania Health System Obligated Group), 5.00%, 8/15/20	1,600,000	1,845,680
Pennsylvania Higher Educational Facilities Authority Rev., (University of Pennsylvania), 5.00%, 9/1/19(2)	1,000,000	1,129,570
Pennsylvania Turnpike Commission Rev., Capital Appreciation, 0.00%, 12/1/21(4)	1,800,000	1,558,512
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/26	1,850,000	2,280,069
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/27	945,000	1,161,859
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/28	1,000,000	1,222,350
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/32	6,505,000	7,645,392
Pennsylvania Turnpike Commission Rev., 5.25%, 12/1/39	5,000,000	5,867,250
Pennsylvania Turnpike Commission Rev., VRN, 1.00%, 6/2/16	5,000,000	4,991,450
Pennsylvania Turnpike Commission Rev., VRN, 1.08%, 6/2/16	3,945,000	3,932,573
Philadelphia Gas Works Co Rev., 5.25%, 8/1/17	1,000,000	1,051,060
Philadelphia Water & Wastewater Rev., 5.25%, 1/1/36	1,415,000	1,548,194
Pittsburgh GO, 5.25%, 9/1/16 (AGM)	15,805,000	15,986,916
Pittsburgh GO, 5.00%, 9/1/25	3,000,000	3,578,010
Pittsburgh GO, 5.00%, 9/1/26	1,000,000	1,185,730
Southeastern Pennsylvania Transportation Authority Rev., 5.00%, 6/1/16	1,060,000	1,060,000
Township of Exeter GO, 5.30%, 7/15/19 (Ambac)	1,830,000	2,063,581
		114,547,508
Rhode Island†
Rhode Island Depositors Economic Protection Corp. Rev., 6.25%, 8/1/16 (NATL)(2)	1,015,000	1,024,470
South Carolina — 0.9%
Charleston Educational Excellence Finance Corp. Rev., 5.00%, 12/1/24	1,750,000	2,176,842
Charleston Educational Excellence Finance Corp. Rev., 5.00%, 12/1/25	2,945,000	3,644,526
Greenwood Fifty Schools Facilities, Inc. Rev., 5.00%, 12/1/21 (BAM)	1,000,000	1,175,630
Greenwood Fifty Schools Facilities, Inc. Rev., 5.00%, 12/1/27 (BAM)	5,000,000	6,177,200

	Principal Amount	Value
Kershaw County School District Rev., 5.00%, 12/1/16, Prerefunded at 100% of Par (AGC)(2)	$700,000	$715,547
Kershaw County School District Rev., 5.00%, 12/1/16, Prerefunded at 100% of Par (AGC)(2)	3,000,000	3,066,630
Piedmont Municipal Power Agency Rev., 5.00%, 1/1/17	3,000,000	3,074,940
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)(2)	625,000	717,544
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (NATL)	875,000	997,010
South Carolina Jobs-Economic Development Authority Rev., (Palmetto Health), 5.75%, 8/1/39	2,700,000	2,940,084
South Carolina Jobs-Economic Development Authority Rev., (YMCA of Beaufort County), VRDN, 0.44%, 6/2/16 (LOC: Branch Banking & Trust)	2,510,000	2,510,000
South Carolina Ports Authority Rev., 5.00%, 7/1/16	2,695,000	2,704,594
		29,900,547
Tennessee — 0.2%
Clarksville Public Building Authority Rev., VRDN, 0.41%, 6/1/16 (LOC: Bank of America N.A.)	370,000	370,000
Memphis Electric System Rev., 5.00%, 12/1/16	1,000,000	1,022,300
Metropolitan Nashville Airport Authority Rev., 4.00%, 7/1/25	375,000	441,105
Metropolitan Nashville Airport Authority Rev., 4.00%, 7/1/26	650,000	752,817
Metropolitan Nashville Airport Authority Rev., 4.00%, 7/1/27	415,000	476,200
Metropolitan Nashville Airport Authority Rev., 5.00%, 7/1/28	375,000	463,451
Metropolitan Nashville Airport Authority Rev., 5.00%, 7/1/29	475,000	583,961
Metropolitan Nashville Airport Authority Rev., 5.00%, 7/1/30	475,000	580,673
Tennessee State School Bond Authority Rev., 5.125%, 5/1/18, Prerefunded at 100% of Par(2)	180,000	194,843
Tennessee State School Bond Authority Rev., 5.125%, 5/1/18, Prerefunded at 100% of Par(2)	820,000	887,945
		5,773,295
Texas — 8.9%
Allen Independent School District GO, 5.25%, 2/15/19, Prerefunded at 100% of Par(2)	3,325,000	3,710,700
Austin Electric Utility Rev., 4.00%, 11/15/17	500,000	524,280
Austin Electric Utility Rev., 5.00%, 11/15/19	500,000	569,320
Austin Water & Wastewater System Rev., 5.00%, 11/15/28	5,300,000	6,311,452
Bowie County Industrial Development Corp. VRDN, 0.36%, 6/1/16	1,600,000	1,600,000
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/21	860,000	997,798
Central Texas Regional Mobility Authority Rev., 6.00%, 1/1/21, Prerefunded at 100% of Par(2)	2,500,000	3,032,950
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/29(1)	2,000,000	2,423,700
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/45	1,900,000	2,201,777
Central Texas Turnpike System Rev., 5.00%, 8/15/42	1,750,000	2,023,490
City Public Service Board of San Antonio Rev., 5.00%, 2/1/19	10,000,000	11,083,300
City Public Service Board of San Antonio Rev., 5.00%, 2/1/43	4,300,000	5,045,577
Clifton Higher Education Finance Corp. Rev., (IDEA Public Schools), 5.00%, 8/15/39 (PSF-GTD)	1,415,000	1,686,326
Dallas Area Rapid Transit Rev., 5.00%, 12/1/19	2,250,000	2,557,665
Dallas Independent School District GO, VRDN, 5.00%, 2/15/22 (PSF-GTD)	10,000,000	11,916,700
Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/25	2,750,000	3,521,238
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/18	720,000	788,890

	Principal Amount	Value
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/20	$2,900,000	$3,360,375
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/20	725,000	840,094
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/21	4,400,000	5,131,896
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/21	500,000	592,410
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/22	400,000	483,608
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/23	645,000	793,550
Fort Worth Water & Sewer System Rev., 5.00%, 2/15/17	1,000,000	1,030,450
Fort Worth Water & Sewer System Rev., 5.00%, 2/15/24	11,780,000	14,611,087
Frisco Independent School District GO, 5.00%, 8/15/21 (PSF-GTD)	4,015,000	4,775,963
Frisco Independent School District GO, 5.00%, 8/15/22 (PSF-GTD)	3,140,000	3,805,460
Garland Independent School District GO, 5.00%, 2/15/22 (PSF-GTD)	4,125,000	4,941,544
Garland Independent School District GO, 5.00%, 2/15/24 (PSF-GTD)	7,790,000	9,744,511
Grand Parkway Transportation Corp. Rev., 5.125%, 10/1/43	2,205,000	2,467,704
Harris County GO, 5.00%, 10/1/19	6,765,000	7,661,768
Harris County Rev., 5.00%, 8/15/17	5,000,000	5,256,250
Harris County Rev., (Harris County Toll Road Authority), 5.00%, 8/15/25	3,170,000	4,041,274
Harris County Rev., (Harris County Toll Road Authority), 5.00%, 8/15/26	1,660,000	2,095,318
Harris County Rev., (Harris County Toll Road Authority), 5.00%, 8/15/27	1,500,000	1,881,090
Harris County Rev., (Harris County Toll Road Authority), 5.00%, 8/15/28	1,000,000	1,244,170
Harris County Rev., (Harris County Toll Road Authority), 5.00%, 8/15/29	1,000,000	1,239,450
Harris County Cultural Education Facilities Finance Corp. Rev., (Houston Methodist Hospital Obligated Group), 5.50%, 12/1/18	2,500,000	2,772,475
Harris County Cultural Education Facilities Finance Corp. Rev., (Texas Children's Hospital Obligated Group), 5.00%, 10/1/21	2,200,000	2,612,434
Harris County Cultural Education Facilities Finance Corp. Rev., (Texas Children's Hospital Obligated Group), 5.00%, 10/1/22	2,500,000	3,029,675
Harris County Cultural Education Facilities Finance Corp. Rev., (Texas Children's Hospital Obligated Group), 5.00%, 10/1/23	1,950,000	2,400,177
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/20	1,220,000	1,393,033
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/21	900,000	1,044,315
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/23	850,000	1,018,725
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/24	700,000	850,395
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/25	760,000	915,815
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/26	1,000,000	1,198,010
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/27	510,000	606,635
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/29	2,300,000	2,711,792
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/30	1,000,000	1,175,510
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/32	485,000	565,631
Harris County-Houston Sports Authority Rev., 5.00%, 11/15/33	1,000,000	1,162,970
Houston Rev., 5.00%, 9/1/25	1,000,000	1,227,930
Houston Rev., 5.00%, 9/1/27	2,050,000	2,479,106
Houston Rev., 5.00%, 9/1/28	710,000	852,880
Houston Airport System Rev., 5.00%, 7/1/23	2,560,000	3,060,992
Houston Airport System Rev., 5.00%, 7/1/24	4,000,000	4,780,200

	Principal Amount	Value
Houston Airport System Rev., 5.50%, 7/1/39	$4,000,000	$4,363,240
Houston Independent School District GO, VRDN, 1.70%, 6/1/18 (PSF-GTD)	14,050,000	14,235,460
Lone Star College System GO, 5.00%, 8/15/21	1,000,000	1,124,190
Love Field Airport Modernization Corp. Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	2,500,000	2,802,650
Lower Colorado River Authority Rev., (LCRA Transmission Services Corp.), 5.00%, 5/15/22	1,000,000	1,144,350
Lower Colorado River Authority Rev., (LCRA Transmission Services Corp.), 5.00%, 5/15/23	3,435,000	3,916,896
Lower Colorado River Authority Rev., (LCRA Transmission Services Corp.), 5.00%, 5/15/24	2,000,000	2,274,880
Mansfield Independent School District GO, VRDN, 1.75%, 8/1/17 (PSF-GTD)	6,305,000	6,367,293
Metropolitan Transit Authority of Harris County Rev., 5.00%, 11/1/26	2,000,000	2,518,800
Metropolitan Transit Authority of Harris County Rev., 5.00%, 11/1/27	3,500,000	4,381,720
Mission Economic Development Corp. Rev., (Progressive Waste Solutions of, Inc.), VRDN, 0.45%, 6/2/16 (LOC: Bank of America N.A.) (GA: IESI Corp.)	1,200,000	1,200,000
North East Texas Regional Mobility Authority Rev., 5.00%, 1/1/28(1)	2,610,000	3,150,975
North Texas Tollway Authority Rev., 5.00%, 1/1/21	7,615,000	8,868,353
North Texas Tollway Authority Rev., 5.00%, 1/1/24	3,475,000	4,276,509
North Texas Tollway Authority Rev., 5.00%, 1/1/28	3,000,000	3,486,960
North Texas Tollway Authority Rev., 5.00%, 1/1/29	2,400,000	2,789,568
North Texas Tollway Authority Rev., 5.00%, 1/1/30	6,310,000	7,319,726
North Texas Tollway Authority Rev., 5.00%, 1/1/36	1,960,000	2,241,280
North Texas Tollway Authority Rev., 5.00%, 1/1/40	2,050,000	2,375,458
Northside Independent School District GO, VRDN, 1.00%, 6/1/16 (PSF-GTD)	6,420,000	6,420,000
San Antonio GO, 5.00%, 2/1/18	2,650,000	2,837,382
San Antonio Water System Rev., 5.00%, 5/15/17	2,365,000	2,463,195
State of Texas GO, 5.00%, 10/1/16	3,355,000	3,405,828
State of Texas GO, 5.00%, 10/1/17	2,225,000	2,353,716
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Baylor Scott & White Health Obligated Group), 4.00%, 11/15/34	2,000,000	2,190,860
Texas Transportation Commission State Highway Fund Rev., VRDN, 0.75%, 6/2/16	4,800,000	4,795,632
Texas Water Development Board Rev., 5.00%, 4/15/28	3,570,000	4,489,489
Texas Water Development Board Rev., 5.00%, 10/15/28	7,090,000	8,909,223
University of North Texas Rev., 5.00%, 4/15/27	5,770,000	7,118,680
Williamson County GO, 5.00%, 2/15/19 (NATL)	1,000,000	1,109,050
		296,783,198
Utah — 0.3%
St. George Electric Rev., 5.00%, 6/1/24 (AGM)	1,000,000	1,231,780
St. George Electric Rev., 5.00%, 6/1/27 (AGM)	1,000,000	1,242,510
State of Utah GO, 5.00%, 7/1/18	4,000,000	4,351,600
Utah Transit Authority Rev., 5.00%, 6/15/24	2,900,000	3,462,368
Utah Transit Authority Rev., 5.00%, 6/15/25	1,220,000	1,449,360
		11,737,618
Vermont — 0.3%
Burlington Airport Rev., 5.00%, 7/1/24 (AGM)	500,000	590,085

	Principal Amount	Value
Burlington Airport Rev., 5.00%, 7/1/30 (AGM)	$500,000	$583,400
University of Vermont & State Agricultural College Rev., 5.00%, 10/1/19 (Ambac)	4,290,000	4,530,798
Vermont Educational & Health Buildings Financing Agency Rev., (University of Vermont Health Network Obligated Group), 5.00%, 12/1/31	4,000,000	4,874,040
		10,578,323
Virginia — 0.7%
Fairfax County Economic Development Authority Special Tax, 5.00%, 4/1/20, Prerefunded at 100% of Par(2)	1,430,000	1,644,285
Fairfax County Industrial Development Authority Rev., (Inova Health System Obligated Group), 5.00%, 5/15/26	3,500,000	4,481,085
Greater Richmond Convention Center Authority Rev., 5.00%, 6/15/24	3,000,000	3,722,850
Greater Richmond Convention Center Authority Rev., 5.00%, 6/15/25	1,660,000	2,083,981
Stafford County Economic Development Authority Rev., (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/24	650,000	795,684
Stafford County Economic Development Authority Rev., (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/25	1,000,000	1,232,360
Stafford County Economic Development Authority Rev., (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/28	1,000,000	1,214,840
Stafford County Economic Development Authority Rev., (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/30	700,000	843,815
Virginia Resources Authority Rev., 5.00%, 10/1/16	5,120,000	5,196,954
Virginia Small Business Financing Authority Rev., (Hampton University), 5.25%, 10/1/29	2,800,000	3,401,748
		24,617,602
Washington — 5.8%
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/16	2,105,000	2,144,574
Central Puget Sound Regional Transit Authority Rev., 5.00%, 11/1/17	5,875,000	6,232,141
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/18	2,410,000	2,618,176
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/18	5,115,000	5,556,834
Energy Northwest Rev., (Bonneville Power Administration), 5.25%, 7/1/18	3,000,000	3,274,590
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/22	5,000,000	5,950,550
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	6,945,000	8,516,098
Port of Seattle Rev., 5.00%, 6/1/22	1,000,000	1,150,830
Seattle Municipal Light & Power Rev., 5.00%, 2/1/19	5,000,000	5,534,650
Seattle Municipal Light & Power Rev. VRDN, 1.08%, 6/2/16	11,250,000	11,250,000
Seattle Water System Rev., 5.00%, 5/1/22	10,000,000	12,092,200
State of Washington GO, 5.00%, 7/1/20	6,105,000	7,055,732
State of Washington GO, 5.00%, 6/1/21	1,650,000	1,952,511
State of Washington GO, 5.00%, 7/1/21	3,375,000	4,001,906
State of Washington GO, 5.00%, 6/1/22	2,000,000	2,374,720
State of Washington GO, 5.00%, 7/1/22	5,000,000	5,950,550
State of Washington GO, 5.00%, 7/1/23	3,855,000	4,664,087
State of Washington GO, 5.00%, 7/1/26	13,800,000	16,611,474

	Principal Amount/Shares	Value
State of Washington GO, 5.00%, 7/1/27	$10,000,000	$12,413,100
State of Washington GO, 5.00%, 8/1/29	18,595,000	23,119,349
Tacoma Electric System Rev., 5.00%, 1/1/17	1,500,000	1,538,280
Tacoma Electric System Rev., 4.00%, 1/1/18	1,000,000	1,049,270
Tacoma Electric System Rev., 4.00%, 1/1/19	2,000,000	2,153,160
Tacoma Electric System Rev., 5.00%, 1/1/19	1,000,000	1,102,020
Washington Health Care Facilities Authority Rev., (Providence Health & Services Obligated Group), 5.25%, 10/1/33 (AGM)	4,500,000	4,908,825
Washington Health Care Facilities Authority Rev., (Seattle Children's Hospital Obligated Group), 5.00%, 10/1/29	6,500,000	7,930,325
Washington Health Care Facilities Authority Rev., VRDN, 0.34%, 6/1/16 (LOC: Barclays Bank plc)	32,300,000	32,300,000
		193,445,952
Wisconsin — 0.8%
State of Wisconsin GO, 5.00%, 5/1/19	5,000,000	5,591,900
State of Wisconsin GO, 5.00%, 5/1/20	3,000,000	3,457,710
State of Wisconsin GO, 5.00%, 5/1/21	2,500,000	2,958,825
State of Wisconsin GO, 5.00%, 5/1/27	2,750,000	3,469,345
Wisconsin Department of Transportation Rev., 5.00%, 7/1/18	500,000	543,625
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.50%, 11/15/22 (GA: Mayo Clinic)	4,655,000	5,270,670
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.75%, 11/15/30 (GA: Mayo Clinic)	5,800,000	6,553,362
		27,845,437
TOTAL MUNICIPAL SECURITIES (Cost $3,142,127,263)		3,333,745,345
TEMPORARY CASH INVESTMENTS†
Federated Tax-Free Obligations Fund, Wealth Shares (Cost $8,072)	8,072	8,072
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $3,142,135,335)		3,333,753,417
OTHER ASSETS AND LIABILITIES — 0.3%		10,041,343
TOTAL NET ASSETS — 100.0%		$3,343,794,760

NOTES TO SCHEDULE OF INVESTMENTS
ACA	-	American Capital Access
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
FHLB	-	Federal Home Loan Bank
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guaranteed
Q-SBLF	-	Qualified School Board Loan Fund
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2016
Assets
Investment securities, at value (cost of $3,142,135,335)	$3,333,753,417
Cash	6,057
Receivable for investments sold	12,648,215
Receivable for capital shares sold	4,050,910
Interest receivable	39,069,612
Other assets	875
3,389,529,086

Liabilities
Payable for investments purchased	39,622,281
Payable for capital shares redeemed	4,274,806
Accrued management fees	1,056,982
Distribution and service fees payable	28,894
Dividends payable	751,363
45,734,326

Net Assets	$3,343,794,760

Net Assets Consist of:
Capital paid in	$3,189,790,145
Distributions in excess of net investment income	(9,955)
Accumulated net realized loss	(37,603,512)
Net unrealized appreciation	191,618,082
$3,343,794,760

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,624,065,012	140,505,486	$11.56
Institutional Class	$1,633,079,906	141,261,798	$11.56
A Class	$70,224,409	6,074,415	$11.56*
C Class	$16,425,433	1,421,951	$11.55
*Maximum offering price $12.10 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MAY 31, 2016
Investment Income (Loss)
Income:
Interest	$102,694,601

Expenses:
Management fees	12,404,844
Distribution and service fees:
A Class	171,048
C Class	166,921
Trustees' fees and expenses	187,222
Other expenses	290
12,930,325

Net investment income (loss)	89,764,276

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	19,829,102
Futures contract transactions	569,130
20,398,232

Change in net unrealized appreciation (depreciation) on:
Investments	46,540,771
Futures contracts	390,823
46,931,594

Net realized and unrealized gain (loss)	67,329,826

Net Increase (Decrease) in Net Assets Resulting from Operations	$157,094,102

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2016 AND MAY 31, 2015
Increase (Decrease) in Net Assets	May 31, 2016	May 31, 2015
Operations
Net investment income (loss)	$89,764,276	$91,722,741
Net realized gain (loss)	20,398,232	(24,470,046)
Change in net unrealized appreciation (depreciation)	46,931,594	(8,574,223)
Net increase (decrease) in net assets resulting from operations	157,094,102	58,678,472

Distributions to Shareholders
From net investment income:
Investor Class	(40,808,375)	(44,349,779)
Institutional Class	(47,124,673)	(45,737,990)
A Class	(1,567,922)	(1,351,799)
C Class	(257,429)	(283,183)
Decrease in net assets from distributions	(89,758,399)	(91,722,751)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(109,289,313)	92,005,181

Net increase (decrease) in net assets	(41,953,610)	58,960,902

Net Assets
Beginning of period	3,385,748,370	3,326,787,468
End of period	$3,343,794,760	$3,385,748,370

Distributions in excess of net investment income	$(9,955)	$(9,955)

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2016

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended May 31, 2016 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security.  During the period, the interfund purchases and sales were $38,860,000 and $30,450,000, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2016 were $1,066,120,208 and $1,176,239,780, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2016		Year ended May 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	25,673,146	$293,679,687	26,427,631	$302,461,859
Issued in reinvestment of distributions	3,218,673	36,811,671	3,434,269	39,309,682
Redeemed	(31,746,104)	(362,688,811)	(39,702,795)	(454,522,750)
	(2,854,285)	(32,197,453)	(9,840,895)	(112,751,209)
Institutional Class
Sold	37,202,483	425,080,766	44,756,588	511,953,520
Issued in reinvestment of distributions	3,688,901	42,199,358	3,590,175	41,103,949
Redeemed	(47,548,158)	(545,525,247)	(32,497,479)	(371,891,886)
	(6,656,774)	(78,245,123)	15,849,284	181,165,583
A Class
Sold	1,760,497	20,137,788	3,806,951	43,677,589
Issued in reinvestment of distributions	134,297	1,536,349	115,268	1,319,829
Redeemed	(1,715,356)	(19,616,783)	(1,807,799)	(20,668,605)
	179,438	2,057,354	2,114,420	24,328,813
C Class
Sold	182,065	2,079,494	257,721	2,944,261
Issued in reinvestment of distributions	17,047	194,847	18,449	211,036
Redeemed	(278,379)	(3,178,432)	(340,823)	(3,893,303)
	(79,267)	(904,091)	(64,653)	(738,006)
Net increase (decrease)	(9,410,888)	$(109,289,313)	8,058,156	$92,005,181

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$3,333,745,345	—
Temporary Cash Investments	$8,072	—	—
	$8,072	$3,333,745,345	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 270 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended May 31, 2016, the effect of interest rate risk derivative instruments on the Statement of Operations was $569,130 in net realized gain (loss) on futures contract transactions and $390,823 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Exempt income	$89,758,399	$91,722,751
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,142,135,335
Gross tax appreciation of investments	$193,982,713
Gross tax depreciation of investments	(2,364,631)
Net tax appreciation (depreciation) of investments	191,618,082
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$191,618,082
Other book-to-tax adjustments	$(364,064)
Undistributed exempt income	—
Accumulated short-term capital losses	$(24,325,973)
Accumulated long-term capital losses	$(12,923,430)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.33	0.29	0.23	0.52	(0.29)	—	(0.29)	$11.56	4.66%	0.47%	2.55%	32%	$1,624,065
2015	$11.45	0.30	(0.12)	0.18	(0.30)	—	(0.30)	$11.33	1.59%	0.47%	2.64%	34%	$1,624,982
2014	$11.61	0.29	(0.12)	0.17	(0.29)	(0.04)	(0.33)	$11.45	1.55%	0.47%	2.61%	41%	$1,753,597
2013	$11.63	0.29	(0.01)	0.28	(0.29)	(0.01)	(0.30)	$11.61	2.43%	0.47%	2.44%	58%	$2,040,120
2012	$11.06	0.33	0.57	0.90	(0.33)	—	(0.33)	$11.63	8.28%	0.47%	2.91%	62%	$1,963,542
Institutional Class
2016	$11.34	0.31	0.22	0.53	(0.31)	—	(0.31)	$11.56	4.77%	0.27%	2.75%	32%	$1,633,080
2015	$11.45	0.32	(0.11)	0.21	(0.32)	—	(0.32)	$11.34	1.89%	0.27%	2.84%	34%	$1,676,931
2014	$11.61	0.32	(0.12)	0.20	(0.32)	(0.04)	(0.36)	$11.45	1.76%	0.27%	2.81%	41%	$1,511,995
2013	$11.64	0.31	(0.02)	0.29	(0.31)	(0.01)	(0.32)	$11.61	2.55%	0.27%	2.64%	58%	$1,939,174
2012	$11.06	0.35	0.59	0.94	(0.36)	—	(0.36)	$11.64	8.59%	0.27%	3.11%	62%	$1,447,044

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$11.34	0.26	0.22	0.48	(0.26)	—	(0.26)	$11.56	4.30%	0.72%	2.30%	32%	$70,224
2015	$11.45	0.27	(0.11)	0.16	(0.27)	—	(0.27)	$11.34	1.43%	0.72%	2.39%	34%	$66,830
2014	$11.61	0.27	(0.12)	0.15	(0.27)	(0.04)	(0.31)	$11.45	1.30%	0.72%	2.36%	41%	$43,283
2013	$11.64	0.26	(0.02)	0.24	(0.26)	(0.01)	(0.27)	$11.61	2.09%	0.72%	2.19%	58%	$78,349
2012	$11.06	0.30	0.59	0.89	(0.31)	—	(0.31)	$11.64	8.11%	0.72%	2.66%	62%	$65,158
C Class
2016	$11.33	0.18	0.22	0.40	(0.18)	—	(0.18)	$11.55	3.53%	1.47%	1.55%	32%	$16,425
2015	$11.44	0.19	(0.11)	0.08	(0.19)	—	(0.19)	$11.33	0.67%	1.47%	1.64%	34%	$17,005
2014	$11.60	0.18	(0.12)	0.06	(0.18)	(0.04)	(0.22)	$11.44	0.54%	1.47%	1.61%	41%	$17,912
2013	$11.63	0.17	(0.02)	0.15	(0.17)	(0.01)	(0.18)	$11.60	1.33%	1.47%	1.44%	58%	$25,592
2012	$11.05	0.22	0.58	0.80	(0.22)	—	(0.22)	$11.63	7.30%	1.47%	1.91%	62%	$19,155

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate-Term Tax-Free Bond Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2016

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $89,828,076 as exempt interest dividends for the fiscal year ended May 31, 2016.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89436 1607

Annual Report

May 31, 2016

Long-Term Tax-Free Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Bonds (Munis) Extended Their Outperformance During a Continued Volatile Period

The narrative provided six months ago in our semiannual report letter hasn’t changed much—the key conditions described then extended for another half year. As explained then, widespread concerns about global economic growth sparked sharp financial market volatility. The primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. These factors re-emerged in January and early February this year, triggering sell-offs in riskier assets such as stocks and high-yield bonds. In the U.S. stock market, relatively defensive sectors such as utilities, telecommunication services, and consumer discretionary performed best. In the U.S. bond market, high-quality sectors including munis and Treasuries were market leaders.

Consistent with the first six months of the reporting period, munis continued to outperform for the full fiscal year. The broad muni market benefited from its comparatively high overall credit quality, despite defaults in Puerto Rico and financial concerns facing Illinois and New Jersey. We continue to view these as isolated incidents running counter to overall muni credit quality trends. Also, as government bond yields fell globally during the last six months of the reporting period, after-tax muni yields looked attractive, especially for investors in top tax brackets.

We expect many of the factors that kept sovereign bond yields low during the reporting period to persist through the end of the year, keeping U.S. government bond yields range-bound, despite the Federal Reserve’s attempts to raise its interest rate target. We believe those attempts will be muted in the face of continuing global economic, political, and market headwinds. Furthermore, conjecture about Federal Reserve policy and the outcome of the U.S. presidential election, among other factors, could lead to further market volatility, presenting both challenges and opportunities for active investment managers. We continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
A Class	MMBAX				3/31/97
No sales charge		5.57%	4.53%	4.34%
With sales charge		0.81%	3.57%	3.87%
Barclays Municipal Bond Index	—	5.87%	5.07%	4.92%	—
Investor Class	ACLVX	5.74%	4.79%	4.60%	4/3/06
Institutional Class	ACLSX	6.04%	5.01%	4.82%	4/3/06
C Class	ACTCX	4.69%	3.75%	3.57%	4/3/06
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on May 31, 2016
A Class — $14,616

Barclays Municipal Bond Index — $16,174

The A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 5.74%* for the 12 months ended May 31, 2016. By comparison, the Barclays Municipal Bond Index returned 5.87%. Fund returns reflect operating expenses, while index returns do not.

The fund’s return for the reporting period largely reflected the positive overall performance of the municipal bond (muni) market against a backdrop of ongoing capital market volatility. After struggling in June 2015, the broad muni market posted positive monthly gains for the next 11 months, outperforming the U.S. Treasury market and the broad taxable U.S. investment-grade market for the full 12-month period.

Muni Market Dynamics Aided Performance

Investor concerns about global growth (particularly in China), commodity prices, and central bank monetary decisions created a volatile market climate throughout the reporting period. The U.S. economy continued to exhibit modest growth, but the U.S. Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of interest rate “normalization” from the Fed. This uncertainty contributed to the period’s market volatility. Ultimately, the Fed delayed its much-anticipated 2015 interest rate hike until the final month of the year, lifting the range for its benchmark short-term interest rate 25 basis points (1 basis point equals 0.01%) to 0.25%-0.50% on December 16. The new year ushered in a fresh round of global growth worries and a severe equity market sell-off. The Fed took an anticipated first-quarter rate hike off the table, and investors gradually curtailed their expectations for additional rate hikes in 2016. The Fed held rates steady through the end of the reporting period, citing concerns about the health of the global economy and weaker-than-expected first-quarter U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. Meanwhile, central banks in Europe, Japan, and China continued to cut interest rates and implement other aggressive stimulus programs in response to weak growth rates and the threat of deflation in those regions.

This environment generally led to positive performance for U.S. Treasuries and most U.S. bond market sectors. Yields on the 10-year Treasury note and the 30-year Treasury bond declined 27 basis points and 23 basis points, respectively, while the yield on the Fed policy-sensitive two-year Treasury note increased 27 basis points. Munis generally tracked the U.S. Treasury market, but factors specific to the municipal market helped munis outperform. In particular, supply and demand dynamics remained favorable, which supported gains. Other than an increase in muni supply early in the period (as issuers rushed to issue or refinance debt ahead of the Fed’s rate hike), supply declined modestly for the period overall. At the same time, demand for munis remained robust due to the tax advantages and perceived “safe-haven” munis offered investors. As of May 31, 2016, muni funds experienced 34 consecutive weeks of positive flows, according to Lipper Inc.

Overall, all major sectors of the muni bond market posted positive returns for the 12-month period. Longer-maturity and higher-quality munis generally performed better than shorter-maturity and lower-quality securities, and revenue bonds outperformed GO (general obligation) bonds.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Market Fundamentals Remained Positive Despite Isolated Credit Events

Despite negative credit events for specific issuers in Puerto Rico, Chicago, New Jersey, and other relatively isolated entities, muni market fundamentals generally remained positive and continued to provide support to the broad market. We believe the main problems facing these issuers are due largely to their own individual circumstances and are not indicative of any particular systemic municipal market problem.

From a broad fiscal standpoint, state and local finances across the U.S. remained relatively healthy during the reporting period, even as revenue growth slowed largely due to weak stock market returns. However, spending restraint has enabled most states to maintain stable credit profiles. From a credit rating perspective, muni credit-rating upgrades continued to slightly outpace downgrades, and the muni default rate remained low. We continue to believe it’s unlikely any states will default, but select, isolated state, local, and commonwealth credit ratings may be pressured by special circumstances.

Security Selection Aided Performance; Yield Curve Positioning Led to Mixed Results

In terms of sector exposure, we continued to favor revenue bonds versus GO bonds. This positioning aided portfolio performance. Within the revenue bond sector, we continued to overweight hospital, transportation (mainly airports and toll roads), and water and sewer bonds. Geographically, we decreased exposure to Connecticut, Louisiana, Pennsylvania, and New Jersey issuers. We added small positions in Chicago water and wastewater bonds and sold a position in Chicago motor fuel tax bonds. Furthermore, as of May 31, 2016, the portfolio had no exposure to troubled munis issued by the Chicago Board of Education or Puerto Rico.

Meanwhile, our positioning along the yield curve generated mixed results. Early in the period, rate-hike speculation caused longer-maturity yields to increase at a greater pace than shorter-maturity yields, and the muni yield curve steepened. In this environment, the portfolio’s exposure to the longer end of the yield curve weighed on performance. But as the period progressed and additional short-term rate hikes from the Fed became less likely in the near term, yields declined across the curve, particularly at the longer end. The yield curve flattened, and the portfolio’s exposure to longer-maturity yields lifted results.

Market Volatility Likely to Persist

Looking ahead, we believe U.S. economic fundamentals eventually will prompt the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, and geopolitical risks may delay Fed action and keep rates range-bound. We expect market volatility to persist as investors await additional Fed comments and action on short-term interest rates. Volatility also is likely to escalate as the U.S. presidential campaign heats up and the candidates debate tax and other policies prior to the November election. Mounting market volatility may cause credit spreads (the yield differential between high-quality and low-quality munis of similar maturity) to widen, which may present compelling buying opportunities among lower-quality credits. In this environment, we believe fundamental credit research, active management, and security selection will become increasingly important.

6

Fund Characteristics

MAY 31, 2016
Portfolio at a Glance
Weighted Average Maturity	15.4 years
Average Duration (Modified)	4.6 years

Top Five States and Territories	% of net assets
California	21.5%
New York	20.8%
Texas	7.9%
New Jersey	5.2%
Illinois	4.9%

Top Five Sectors	% of fund investments
Hospital	14%
Tollroads	11%
Prerefunded	10%
General Obligation (GO) - State	10%
Lease Revenue	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.2%
Temporary Cash Investments	—*
Other Assets and Liabilities	1.8%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Expenses Paid During Period(1) 12/1/15 - 5/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,036.20	$2.39	0.47%
Institutional Class	$1,000	$1,038.10	$1.38	0.27%
A Class	$1,000	$1,034.90	$3.66	0.72%
C Class	$1,000	$1,031.00	$7.46	1.47%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
Institutional Class	$1,000	$1,023.65	$1.37	0.27%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.41	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MAY 31, 2016

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.2%
Arizona — 2.5%
Arizona Health Facilities Authority Rev., (Banner Health Obligated Group), 5.00%, 1/1/25	$20,000	$25,033
Mesa Rev., 5.00%, 7/1/27	100,000	104,321
Mohave County Industrial Development Authority Rev., (Mohave Prison LLC), 8.00%, 5/1/25	200,000	224,190
Phoenix Civic Improvement Corp. Rev., 5.00%, 7/1/22	25,000	30,320
Phoenix Civic Improvement Corp. Rev., 5.50%, 7/1/24	250,000	274,090
Phoenix Civic Improvement Corp. Rev., 5.00%, 7/1/40	50,000	56,313
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/39	340,000	372,307
University Medical Center Corp. Rev., 6.50%, 7/1/19, Prerefunded at 100% of Par(1)	300,000	349,824
		1,436,398
Arkansas — 0.4%
Pulaski County Public Facilities Board Rev., (Baptist Health Obligated Group), 5.00%, 12/1/42	200,000	231,358
California — 21.5%
Alameda Corridor Transportation Authority Rev., 0.00%, 10/1/32 (NATL)(2)	440,000	255,121
Anaheim Public Financing Authority Rev., 5.25%, 10/1/34	200,000	222,630
Anaheim Public Financing Authority Rev., 5.00%, 5/1/46	300,000	354,267
Bay Area Toll Authority Rev., 5.125%, 4/1/19, Prerefunded at 100% of Par(1)	200,000	223,406
Bay Area Toll Authority Rev., VRDN, 1.50%, 4/2/18	30,000	30,250
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/32	100,000	123,785
California Health Facilities Financing Authority Rev., (Dignity Health Obligated Group), 6.00%, 7/1/39	300,000	343,065
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	10,000	11,331
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	245,000	277,612
California Health Facilities Financing Authority Rev., (Scripps Health Obligated Group), 5.00%, 11/15/40	200,000	227,756
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), 5.00%, 7/1/37	35,000	41,094
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.25%, 8/15/31	150,000	181,155
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/41	10,000	11,846
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/27	250,000	301,682
California State Public Works Board Rev., 5.00%, 9/1/22, Prerefunded at 100% of Par(1)	100,000	122,487
California State Public Works Board Rev., 5.00%, 5/1/27	200,000	249,518

10

	Principal Amount	Value
California State Public Works Board Rev., 5.00%, 12/1/31	$250,000	$297,045
California State Public Works Board Rev., 5.00%, 4/1/37	320,000	370,880
California State University Rev., 5.25%, 5/1/19, Prerefunded at 100% of Par(1)	300,000	338,115
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), 5.00%, 4/1/42	400,000	461,816
Chaffey Community College District GO, 5.00%, 6/1/17, Prerefunded at 100% of Par (NATL)(1)	265,000	276,745
Clovis Unified School District GO, Capital Appreciation, 0.00%, 8/1/29 (NATL)(2)	300,000	206,349
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/33(2)	150,000	78,102
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	100,000	119,324
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23	100,000	118,895
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/30	100,000	119,116
Inland Valley Development Agency Tax Allocation, 5.00%, 9/1/44	200,000	228,062
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	120,000	136,458
Los Angeles Department of Water Rev., 5.00%, 7/1/36	150,000	172,451
Los Angeles Department of Water & Power Rev., 5.25%, 7/1/38	400,000	434,788
Metropolitan Water District of Southern California Rev., 5.00%, 7/1/35	100,000	112,816
Northern California Power Agency Rev., 5.25%, 7/1/24	200,000	226,038
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/38	50,000	61,140
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/40	100,000	116,706
Palomar Health COP, 6.00%, 11/1/41	250,000	267,543
Poway Unified School District GO, Capital Appreciation, 0.00%, 8/1/33(2)	250,000	147,310
Poway Unified School District GO, Capital Appreciation, 0.00%, 8/1/41(2)	500,000	214,510
Riverside County Transportation Commission Rev., 5.25%, 6/1/39	200,000	245,044
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	100,000	123,660
San Diego County Regional Transportation Commission Rev., 5.00%, 4/1/48	150,000	175,470
San Diego Public Facilities Financing Authority Rev., 5.00%, 10/15/44	100,000	119,846
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/23	70,000	81,250
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/30(2)	200,000	131,312
San Joaquin Hills Transportation Corridor Agency Rev., 5.00%, 1/15/29	100,000	113,870
State of California GO, 5.00%, 9/1/25	150,000	164,090
State of California GO, 5.625%, 4/1/26	500,000	565,940
State of California GO, 5.00%, 12/1/26	200,000	248,316
State of California GO, 5.75%, 4/1/27	500,000	567,680
State of California GO, 5.00%, 2/1/28 (Ambac)	335,000	438,629
State of California GO, 5.75%, 4/1/28	500,000	567,985
State of California GO, 5.25%, 9/1/28	200,000	239,850
State of California GO, 5.00%, 10/1/41	100,000	117,313

11

	Principal Amount	Value
State of California GO, 5.00%, 2/1/43	$250,000	$294,535
State of California GO, VRN, 1.55%, 6/2/16	200,000	203,092
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/21	240,000	284,930
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation, 4.00%, 9/1/16 (BAM)	10,000	10,081
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation, 4.00%, 9/1/17 (BAM)	5,000	5,190
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation, 4.00%, 9/1/18 (BAM)	10,000	10,636
Tuolumne Wind Project Authority Rev., 5.875%, 1/1/29	250,000	281,618
		12,471,551
Colorado — 3.5%
City & County of Denver Airport System Rev., 5.00%, 11/15/25	250,000	303,238
City & County of Denver Airport System Rev., 5.00%, 11/15/43	100,000	115,437
Colorado Health Facilities Authority Rev., (Catholic Health Initiatives), 6.25%, 10/1/33	240,000	268,303
Colorado Health Facilities Authority Rev., (Covenant Retirement Communities Obligated Group), 5.00%, 12/1/35	250,000	283,380
Colorado Health Facilities Authority Rev., (Valley View Hospital Association), 5.00%, 5/15/45	80,000	92,585
Denver Health & Hospital Authority Rev., 5.00%, 12/1/39	200,000	223,624
E-470 Public Highway Authority Rev., VRDN, 1.58%, 6/2/16	150,000	149,655
Park Creek Metropolitan District Tax Allocation, 5.00%, 12/1/45	115,000	131,336
Regional Transportation District Rev., (Denver Transit Partners LLC), 6.00%, 1/15/41	220,000	254,885
University of Colorado Rev., 5.25%, 6/1/19, Prerefunded at 100% of Par(1)	200,000	225,620
		2,048,063
Connecticut — 0.1%
State of Connecticut, Special Tax Rev., 5.00%, 8/1/28	30,000	37,074
Delaware — 0.2%
New County Castle GO, 5.00%, 7/15/18, Prerefunded at 100% of Par(1)	100,000	108,865
District of Columbia — 1.3%
District of Columbia Rev., 5.00%, 12/1/36	300,000	352,230
Washington Metropolitan Area Transit Authority Rev., 5.00%, 7/1/17	400,000	418,040
		770,270
Florida — 4.8%
Brevard County Health Facilities Authority Rev., (Health First, Inc. Obligated Group), 5.00%, 4/1/39	250,000	286,260
Broward County Airport System Rev., 5.00%, 10/1/24	100,000	119,202
Central Florida Expressway Authority Rev., 5.00%, 7/1/40	85,000	95,912
Florida's Turnpike Enterprise Rev., 5.00%, 7/1/27	100,000	125,134
Lee County School Board COP, 5.00%, 8/1/17	200,000	209,968
Miami-Dade County Aviation Rev., 5.00%, 10/1/37	50,000	59,266
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/30	50,000	59,459
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/31	200,000	238,646
Miami-Dade County Water & Sewer System Rev., 5.00%, 10/1/42	185,000	214,868
Orlando Utilities Commission Rev., 5.00%, 10/1/33	210,000	233,050
School District of Broward County COP, 5.00%, 7/1/26	200,000	234,268

12

	Principal Amount	Value
State of Florida GO, 4.75%, 6/1/37 (NATL)	$250,000	$261,587
State of Florida GO, 5.125%, 6/1/40	300,000	343,725
Tampa Rev., (BayCare Obligated Group), 4.00%, 11/15/46	200,000	212,920
Tampa Bay Water Rev., 5.00%, 10/1/17(1)	50,000	52,855
Tampa Bay Water Rev., 5.00%, 10/1/17(1)	50,000	52,855
		2,799,975
Georgia — 2.5%
Atlanta Department of Aviation Rev., 5.75%, 1/1/23	250,000	299,712
Atlanta Department of Aviation Rev., 5.25%, 1/1/30	200,000	233,194
Gainesville & Hall County Hospital Authority Rev., (Northeast Georgia Health System Obligated Group), 5.50%, 8/15/54	200,000	243,684
Metropolitan Atlanta Rapid Transit Authority Rev., 5.00%, 7/1/39	400,000	445,812
Private Colleges & Universities Authority Rev., (Savannah College of Art & Design, Inc.), 5.00%, 4/1/44	200,000	229,084
		1,451,486
Guam — 0.6%
Guam Government Rev., 5.00%, 1/1/31	150,000	168,843
Guam Government Power Authority Rev., 5.00%, 10/1/34	150,000	166,542
		335,385
Hawaii — 0.4%
Hawai'i Pacific Health Rev., (Hawai'i Pacific Health Obligated Group), 5.75%, 7/1/40	200,000	227,034
Idaho — 0.9%
Idaho Health Facilities Authority Rev., (Partners In Healthcare, Inc.), 5.50%, 11/1/45	250,000	257,393
Idaho Health Facilities Authority Rev., (St. Luke's Health System Obligated Group), 5.00%, 7/1/35 (AGM)	250,000	277,087
		534,480
Illinois — 4.9%
Chicago Rev., 5.25%, 1/1/38	100,000	107,178
Chicago Midway International Airport Rev., 5.00%, 1/1/26	300,000	350,814
Chicago O'Hare International Airport Rev., 5.00%, 1/1/23	45,000	54,398
Chicago O'Hare International Airport Rev., 5.00%, 1/1/24	60,000	73,505
Chicago O'Hare International Airport Rev., 5.00%, 1/1/29	200,000	241,668
Chicago Wastewater Transmission Rev., 5.00%, 1/1/34	30,000	33,928
Chicago Wastewater Transmission Rev., 5.00%, 1/1/35	30,000	33,832
Chicago Wastewater Transmission Rev., 5.00%, 1/1/39	100,000	110,966
Chicago Wastewater Transmission Rev., 5.00%, 1/1/39	105,000	117,828
Chicago Waterworks Rev., 5.00%, 11/1/39	30,000	33,885
Illinois Finance Authority Rev., (OSF Healthcare System Obligated Group), 5.00%, 11/15/45	200,000	231,024
Illinois State Toll Highway Authority Rev., 5.00%, 12/1/32	90,000	109,152
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/36	200,000	235,196
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/39	50,000	58,135
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	150,000	156,063
Railsplitter Tobacco Settlement Authority Rev., 6.00%, 6/1/28	250,000	298,058
Springfield Electric Rev., 5.00%, 3/1/24	250,000	304,127
State of Illinois GO, 5.50%, 7/1/38	100,000	110,533

13

	Principal Amount	Value
State of Illinois GO, 5.00%, 5/1/39	$200,000	$213,170
		2,873,460
Indiana — 0.2%
Indiana Finance Authority Rev., (CWA Authority, Inc.), 5.25%, 10/1/25	100,000	118,783
Kentucky — 1.2%
Kentucky Asset Liability Commission Rev., 5.00%, 9/1/20	135,000	154,619
Kentucky State Property & Building Commission Rev., 5.50%, 11/1/18, Prerefunded at 100% of Par(1)	220,000	244,163
Kentucky State Property & Building Commission Rev., 5.50%, 11/1/28	30,000	32,989
Kentucky Turnpike Authority Rev., 5.00%, 7/1/17	240,000	251,064
		682,835
Louisiana — 0.3%
New Orleans Sewerage Service Rev., 5.00%, 6/1/40	70,000	80,852
New Orleans Sewerage Service Rev., 5.00%, 6/1/45	65,000	74,855
		155,707
Maryland — 0.3%
Maryland Economic Development Corp. Rev., 5.00%, 6/1/18, Prerefunded at 100% of Par(1)	150,000	162,512
Massachusetts — 2.8%
Massachusetts GO, 5.00%, 8/1/18, Prerefunded at 100% of Par(1)	200,000	217,808
Massachusetts Bay Transportation Authority Rev., 5.25%, 7/1/18, Prerefunded at 100% of Par(1)	60,000	65,512
Massachusetts Bay Transportation Authority Rev., 5.25%, 7/1/34	140,000	152,328
Massachusetts Bay Transportation Authority Rev., 5.00%, 7/1/41	150,000	176,595
Massachusetts Development Finance Agency Rev., (Lahey Clinic Obligated Group), 5.00%, 8/15/45	90,000	105,021
Massachusetts Health & Educational Facilities Authority Rev., (President and Fellows of Harvard College), 5.50%, 11/15/36	200,000	223,474
Massachusetts School Building Authority Rev., 5.00%, 8/15/30	250,000	302,242
Massachusetts School Building Authority Rev., 5.00%, 5/15/43	200,000	235,510
Massachusetts Water Resources Authority Rev., 5.25%, 8/1/42	150,000	175,365
		1,653,855
Michigan — 1.3%
Detroit City School District GO, 5.00%, 5/1/31 (Q-SBLF)	250,000	282,555
Detroit Sewage Disposal System Rev., 5.25%, 7/1/39	425,000	475,294
		757,849
Mississippi — 0.7%
Mississippi Development Bank Rev., 5.00%, 3/1/29 (AGM)	250,000	298,837
Mississippi Development Bank Rev., 6.875%, 12/1/40 (AGM)	100,000	134,485
		433,322
Missouri — 0.9%
Health & Educational Facilities Authority of the State of Missouri Rev., (Washington University in St. Louis), 5.375%, 3/15/39	250,000	268,727
Missouri Joint Municipal Electric Utility Commission Rev., 5.00%, 1/1/34	200,000	235,196
		503,923
Nebraska — 0.7%
Douglas County Hospital Authority No. 3 Rev., (Nebraska Methodist Health Obligated Group), 5.00%, 11/1/45	200,000	230,206

14

	Principal Amount	Value
Nebraska Public Power District Rev., 5.00%, 1/1/18, Prerefunded at 100% of Par(1)	$150,000	$159,978
		390,184
New Jersey — 5.2%
Monmouth County GO, 4.00%, 9/15/17, Prerefunded at 100% of Par(1)	250,000	260,555
New Jersey Economic Development Authority Rev., 5.00%, 9/1/23	70,000	75,711
New Jersey Economic Development Authority Rev., 5.25%, 6/15/40	250,000	276,300
New Jersey Health Care Facilities Financing Authority Rev., (Barnabas Health Obligated Group), 5.00%, 7/1/44	200,000	229,834
New Jersey Health Care Facilities Financing Authority Rev., (Hackensack University Medical Center), 5.00%, 1/1/34	200,000	220,536
New Jersey Health Care Facilities Financing Authority Rev., (Princeton HealthCare System Obligated Group), 5.00%, 7/1/39	65,000	76,765
New Jersey Health Care Facilities Financing Authority Rev., (Robert Wood Johnson University Hospital, Inc.), 5.00%, 7/1/31	200,000	223,216
New Jersey Health Care Facilities Financing Authority Rev., (University Hospital), 5.00%, 7/1/46 (AGM)	200,000	230,476
New Jersey Transportation Trust Fund Authority Rev., 5.25%, 12/15/22 (AGM)	100,000	116,979
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/38	200,000	216,344
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/42	200,000	212,512
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/44	100,000	107,797
New Jersey Turnpike Authority Rev., 5.00%, 1/1/27	200,000	244,408
New Jersey Turnpike Authority Rev., 5.00%, 1/1/36	250,000	273,220
New Jersey Turnpike Authority Rev., 5.00%, 1/1/45	200,000	233,526
		2,998,179
New York — 20.8%
Dutchess County Local Development Corp. Rev., (Marist College), 5.00%, 7/1/28	100,000	121,880
Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47	55,000	64,704
Long Island Power Authority Rev., 5.25%, 4/1/19 (AGC-ICC)(1)	30,000	33,647
Long Island Power Authority Rev., 5.25%, 4/1/19 (AGC-ICC)	120,000	133,907
Long Island Power Authority Rev., 6.00%, 5/1/19, Prerefunded at 100% of Par(1)	250,000	286,502
Long Island Power Authority Rev., 5.00%, 9/1/44	175,000	204,020
Metropolitan Transportation Authority Rev., 6.50%, 11/15/18, Prerefunded at 100% of Par(1)	185,000	210,249
Metropolitan Transportation Authority Rev., 6.50%, 11/15/28	65,000	74,059
Metropolitan Transportation Authority Rev., 5.00%, 11/15/41	300,000	353,256
Metropolitan Transportation Authority Rev., 5.00%, 11/15/43	250,000	293,682
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/22	100,000	118,582
New Rochelle Rev., (Iona College), 5.00%, 7/1/40	200,000	229,536
New York City GO, 5.00%, 8/1/23	500,000	561,570
New York City GO, 5.00%, 8/1/25	50,000	62,949
New York City GO, 5.00%, 8/1/36	90,000	107,477
New York City GO, VRDN, 0.36%, 6/30/16 (LIQ FAC: Barclays Bank plc)	1,000,000	1,000,000

15

	Principal Amount	Value
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/25	$150,000	$178,190
New York City Transitional Finance Authority Building Aid Rev., 5.00%, 7/15/29	125,000	153,103
New York City Transitional Finance Authority Building Aid Rev., 5.50%, 1/15/39	300,000	336,228
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 2/1/28	200,000	242,644
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 11/1/39	200,000	231,130
New York City Transitional Finance Authority Future Tax Secured Rev., 5.00%, 5/1/42	200,000	235,886
New York City Water & Sewer System Rev., 5.00%, 6/15/39	70,000	78,182
New York City Water & Sewer System Rev., 5.00%, 6/15/43	250,000	289,465
New York City Water & Sewer System Rev., 5.00%, 6/15/45	600,000	698,196
New York City Water & Sewer System Rev., VRDN, 0.37%, 6/30/16 (SBBPA: State Street Bank & Trust Co.)	1,600,000	1,600,000
New York Liberty Development Corp. Rev., (4 World Trade Center LLC), 5.125%, 11/15/44	100,000	116,074
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.25%, 10/1/35	260,000	333,762
New York Power Authority Rev., 5.00%, 11/15/38	200,000	236,420
New York State Dormitory Authority Rev., 5.00%, 12/15/25	200,000	245,718
New York State Dormitory Authority Rev., (Northwell Health Obligated Group), 5.50%, 5/1/19, Prerefunded at 100% of Par(1)	250,000	283,067
New York State Dormitory Authority Rev., (Northwell Health Obligated Group), 5.00%, 5/1/26	300,000	372,570
New York State Dormitory Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/34	150,000	166,617
New York State Environmental Facilities Corp. Rev., 5.125%, 6/15/38	280,000	315,566
New York State Thruway Authority Rev., 5.00%, 5/1/19	100,000	111,470
New York State Thruway Authority Rev., 5.00%, 1/1/29	150,000	183,605
New York State Urban Development Corp. Rev., 5.00%, 3/15/28	100,000	121,658
Port Authority of New York & New Jersey Rev., (JFK International Air Terminal LLC), 6.00%, 12/1/42	250,000	293,655
State of New York GO, 5.00%, 2/15/39	300,000	333,024
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/17	360,000	375,613
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/18	305,000	330,101
Tompkins County Development Corp. Rev., (Kendal at Ithaca, Inc.), 5.00%, 7/1/44	100,000	111,860
Triborough Bridge & Tunnel Authority Rev., 5.00%, 11/15/38	200,000	218,986
Westchester County Local Development Corp. Rev., (Pace University), 5.50%, 5/1/42	35,000	40,686
		12,089,496
North Carolina — 0.5%
North Carolina Eastern Municipal Power Agency Rev., 6.75%, 1/1/19, Prerefunded at 100% of Par(1)	250,000	287,573
Ohio — 1.5%
Cleveland-Cuyahoga County Port Authority Rev., (Euclid Avenue Development Corp.), 5.00%, 8/1/39	100,000	114,777
Cleveland-Cuyahoga County Port Authority Rev., (Euclid Avenue Development Corp.), 5.00%, 8/1/44	100,000	109,177

16

	Principal Amount	Value
Franklin County Rev., (OhioHealth Obligated Group), 5.00%, 11/15/41	$200,000	$225,676
Ohio Air Quality Development Authority Rev., (FirstEnergy Generation LLC), VRDN, 3.75%, 12/3/18 (GA: FirstEnergy Solutions Corp.)	400,000	409,232
		858,862
Oklahoma — 0.3%
Oklahoma Turnpike Authority Rev., 5.00%, 1/1/28	150,000	174,107
Oregon — 1.0%
Clackamas County Hospital Facility Authority Rev., (Legacy Health), 5.50%, 7/15/35	200,000	222,236
Oregon Health & Science University Rev., 5.75%, 7/1/19, Prerefunded at 100% of Par(1)	300,000	343,998
		566,234
Pennsylvania — 3.3%
General Authority of Southcentral Pennsylvania Rev., (WellSpan Health), 5.00%, 6/1/44	50,000	57,565
Montgomery County Industrial Development Authority Rev., (Albert Einstein Healthcare Network Obligated Group), 5.25%, 1/15/45	140,000	157,151
Northeastern Pennsylvania Hospital & Education Authority Rev., (Wilkes University), 5.00%, 3/1/37	250,000	287,650
Pennsylvania Higher Educational Facilities Authority Rev., (Temple University), 5.00%, 4/1/27	100,000	117,901
Pennsylvania Turnpike Commission Rev., 6.00%, 6/1/18, Prerefunded at 100% of Par (AGC)(1)	200,000	220,728
Pennsylvania Turnpike Commission Rev., Capital Appreciation, 0.00%, 12/1/21(3)	200,000	173,168
Pennsylvania Turnpike Commission Rev., 5.25%, 12/1/41	150,000	171,905
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/44	120,000	140,045
Philadelphia Gas Works Co Rev., 5.00%, 8/1/16	300,000	302,175
Philadelphia Water & Wastewater Rev., 5.25%, 1/1/36	250,000	273,532
		1,901,820
Rhode Island — 0.2%
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/50	110,000	117,902
South Carolina — 0.3%
Piedmont Municipal Power Agency Rev., 5.00%, 1/1/17	175,000	179,372
Texas — 7.9%
Board of Managers Joint Guadalupe County-City of Seguin Hospital Rev., 5.00%, 12/1/45	200,000	212,106
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/45	100,000	115,883
Central Texas Turnpike System Rev., 5.00%, 8/15/42	300,000	346,884
City Public Service Board of San Antonio Rev., 5.00%, 2/1/43	50,000	58,670
Clifton Higher Education Finance Corp. Rev., (IDEA Public Schools), 5.00%, 8/15/39 (PSF-GTD)	85,000	101,299
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/20	100,000	115,875
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/20	25,000	28,969
Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/21	100,000	116,634
Grand Parkway Transportation Corp. Rev., 5.125%, 10/1/43	45,000	50,361
Harris County Rev., 5.00%, 8/15/38	400,000	444,468
Harris County-Houston Sports Authority Rev., Capital Appreciation, 0.00%, 11/15/53 (AGM)(2)	1,000,000	188,830
Houston Rev., 5.00%, 9/1/40	125,000	144,729
Love Field Airport Modernization Corp. Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	100,000	112,106

17

	Principal Amount	Value
New Hope Cultural Education Facilities Corp. Rev., (CHF-Stephenville LLC), 5.00%, 4/1/47	$250,000	$271,998
North Texas Tollway Authority Rev., 5.00%, 1/1/24	25,000	30,766
North Texas Tollway Authority Rev., 5.00%, 1/1/29	100,000	116,232
North Texas Tollway Authority Rev., 5.00%, 1/1/36	40,000	45,740
North Texas Tollway Authority Rev., 6.00%, 1/1/38	300,000	355,335
North Texas Tollway Authority Rev., 5.00%, 1/1/40	60,000	69,526
North Texas Tollway Authority Rev., 6.00%, 1/1/43	150,000	177,231
Northside Independent School District GO, VRDN, 1.00%, 6/1/16 (PSF-GTD)	290,000	290,000
State of Texas GO, 5.00%, 5/15/25	250,000	319,320
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Baylor Scott & White Health Obligated Group), 5.50%, 8/15/18, Prerefunded at 100% of Par(1)	250,000	275,462
Texas Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/30 (GA: Macquaire Group Ltd.)	100,000	113,125
Texas Transportation Commission State Highway Fund Rev., VRDN, 0.75%, 6/2/16	200,000	199,818
University of North Texas Rev., 5.00%, 4/15/32	250,000	276,727
		4,578,094
Utah — 0.4%
Utah State Board of Regents Rev., 5.25%, 8/1/21 (NATL)	210,000	250,427
Vermont — 0.5%
Burlington Airport Rev., 5.00%, 7/1/30 (AGM)	250,000	291,700
Virginia — 1.1%
Virginia Resources Authority Rev., 5.00%, 10/1/16	200,000	203,006
Virginia Small Business Financing Authority Rev., (Hampton University), 5.25%, 10/1/29	200,000	242,982
Washington County Industrial Development Authority Rev., (Mountain States Health Alliance Obligated Group), 7.75%, 7/1/38	200,000	228,182
		674,170
Washington — 2.1%
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/28	55,000	67,442
King County Sewer Rev., 5.00%, 1/1/34	200,000	230,700
Port of Seattle Rev., 5.00%, 6/1/30	200,000	227,364
State of Washington GO, 5.00%, 7/1/18, Prerefunded at 100% of Par(1)	200,000	217,384
State of Washington GO, 5.00%, 7/1/26	200,000	240,746
State of Washington GO, 5.00%, 8/1/29	200,000	248,662
		1,232,298
Wisconsin — 1.1%
Wisconsin Department of Transportation Rev., 5.00%, 7/1/18	250,000	271,812
Wisconsin Health & Educational Facilities Authority Rev., (ProHealth Care Obligated Group), 6.625%, 2/15/19, Prerefunded at 100% of Par(1)	300,000	345,801
		617,613
TOTAL MUNICIPAL SECURITIES (Cost $51,804,305)		57,002,216

18

	Shares	Value
TEMPORARY CASH INVESTMENTS†
Federated Tax-Free Obligations Fund, Wealth Shares (Cost $153)	153	$153
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $51,804,458)		57,002,369
OTHER ASSETS AND LIABILITIES — 1.8%		1,034,100
TOTAL NET ASSETS — 100.0%		$58,036,469

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGC-ICC	-	Assured Guarantee Corporation - Insured Custody Certificates
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
NATL	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guaranteed
Q-SBLF	-	Qualified School Board Loan Fund
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

MAY 31, 2016
Assets
Investment securities, at value (cost of $51,804,458)	$57,002,369
Cash	161,310
Receivable for investments sold	186,988
Receivable for capital shares sold	28,100
Interest receivable	743,698
58,122,465

Liabilities
Payable for capital shares redeemed	48,375
Accrued management fees	22,566
Distribution and service fees payable	4,309
Dividends payable	10,746
85,996

Net Assets	$58,036,469

Net Assets Consist of:
Capital paid in	$54,971,471
Distributions in excess of net investment income	(355)
Accumulated net realized loss	(2,132,558)
Net unrealized appreciation	5,197,911
$58,036,469

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$42,949,103	3,666,258	$11.71
Institutional Class	$1,512,410	129,051	$11.72
A Class	$11,322,851	966,797	$11.71*
C Class	$2,252,105	192,255	$11.71
*Maximum offering price $12.26 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED MAY 31, 2016
Investment Income (Loss)
Income:
Interest	$2,162,620

Expenses:
Management fees	262,446
Distribution and service fees:
A Class	27,938
C Class	23,356
Trustees' fees and expenses	3,127
316,867

Net investment income (loss)	1,845,753

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(45,020)
Futures contract transactions	(16,332)
(61,352)

Change in net unrealized appreciation (depreciation) on:
Investments	1,338,126
Futures contracts	14,644
1,352,770

Net realized and unrealized gain (loss)	1,291,418

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,137,171

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2016 AND MAY 31, 2015
Increase (Decrease) in Net Assets	May 31, 2016	May 31, 2015
Operations
Net investment income (loss)	$1,845,753	$1,971,525
Net realized gain (loss)	(61,352)	(589,298)
Change in net unrealized appreciation (depreciation)	1,352,770	37,021
Net increase (decrease) in net assets resulting from operations	3,137,171	1,419,248

Distributions to Shareholders
From net investment income:
Investor Class	(1,417,913)	(1,543,092)
Institutional Class	(28,258)	(11,596)
A Class	(344,855)	(359,238)
C Class	(54,588)	(57,599)
Decrease in net assets from distributions	(1,845,614)	(1,971,525)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,634,521)	(1,072,960)

Net increase (decrease) in net assets	(1,342,964)	(1,625,237)

Net Assets
Beginning of period	59,379,433	61,004,670
End of period	$58,036,469	$59,379,433

Distributions in excess of net investment income	$(355)	$(354)

See Notes to Financial Statements.

22

Notes to Financial Statements

MAY 31, 2016

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of current income exempt from federal income taxes, consistent with preservation of capital.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

23

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended May 31, 2016 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and

24

service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security.  During the period, the interfund purchases and sales were $755,000 and $1,000,000, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2016 were $10,958,377 and $13,491,410, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2016		Year ended May 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	698,497	$8,061,099	662,547	$7,676,403
Issued in reinvestment of distributions	111,695	1,289,245	121,481	1,406,786
Redeemed	(1,080,201)	(12,412,524)	(847,558)	(9,794,367)
	(270,009)	(3,062,180)	(63,530)	(711,178)
Institutional Class
Sold	128,639	1,475,677	2,178	25,003
Issued in reinvestment of distributions	2,421	28,185	993	11,511
Redeemed	(4,224)	(49,282)	(31,504)	(363,816)
	126,836	1,454,580	(28,333)	(327,302)
A Class
Sold	104,111	1,201,756	95,270	1,100,639
Issued in reinvestment of distributions	29,646	342,185	30,263	350,225
Redeemed	(198,580)	(2,281,167)	(135,421)	(1,567,606)
	(64,823)	(737,226)	(9,888)	(116,742)
C Class
Sold	7,525	86,841	26,408	307,219
Issued in reinvestment of distributions	4,729	54,588	4,960	57,433
Redeemed	(37,526)	(431,124)	(24,356)	(282,390)
	(25,272)	(289,695)	7,012	82,262
Net increase (decrease)	(233,268)	$(2,634,521)	(94,739)	$(1,072,960)

25

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$57,002,216	—
Temporary Cash Investments	$153	—	—
	$153	$57,002,216	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 10 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended May 31, 2016, the effect of interest rate risk derivative instruments on the Statement of Operations was $(16,332) in net realized gain (loss) on futures contract transactions and $14,644 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Exempt income	$1,845,614	$1,971,525
Long-term capital gains	—	—

26

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$51,807,386
Gross tax appreciation of investments	$5,195,511
Gross tax depreciation of investments	(528)
Net tax appreciation (depreciation) of investments	5,194,983
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$5,194,983
Other book-to-tax adjustments	$(5,463)
Undistributed exempt income	—
Accumulated short-term capital losses	$(1,204,391)
Accumulated long-term capital losses	$(920,131)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(175,946)	$(72,593)	$(71,439)	$(884,413)	$(920,131)

9. Subsequent Events

On June 14, 2016, the Board of Trustees approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to Intermediate-Term Tax-Free Bond Fund, one fund in a series issued by the trust, in exchange for shares of Intermediate-Term Tax-Free Bond Fund. The financial statements and performance history of Intermediate-Term Tax-Free Bond Fund will survive after the reorganization. The reorganization is expected to be effective as of the close of the NYSE on August 19, 2016.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.45	0.39	0.26	0.65	(0.39)	$11.71	5.74%	0.47%	3.34%	20%	$42,949
2015	$11.55	0.39	(0.10)	0.29	(0.39)	$11.45	2.51%	0.47%	3.36%	27%	$45,058
2014	$11.74	0.36	(0.19)	0.17	(0.36)	$11.55	1.60%	0.47%	3.22%	36%	$46,195
2013	$11.70	0.33	0.04	0.37	(0.33)	$11.74	3.17%	0.47%	2.78%	49%	$65,026
2012	$10.89	0.39	0.81	1.20	(0.39)	$11.70	11.22%	0.48%	3.42%	38%	$49,255
Institutional Class
2016	$11.45	0.41	0.27	0.68	(0.41)	$11.72	6.04%	0.27%	3.54%	20%	$1,512
2015	$11.54	0.41	(0.09)	0.32	(0.41)	$11.45	2.81%	0.27%	3.56%	27%	$25
2014	$11.73	0.38	(0.19)	0.19	(0.38)	$11.54	1.81%	0.27%	3.42%	36%	$353
2013	$11.69	0.35	0.04	0.39	(0.35)	$11.73	3.38%	0.27%	2.98%	49%	$430
2012	$10.89	0.42	0.79	1.21	(0.41)	$11.69	11.35%	0.28%	3.62%	38%	$280
A Class
2016	$11.44	0.36	0.27	0.63	(0.36)	$11.71	5.57%	0.72%	3.09%	20%	$11,323
2015	$11.55	0.36	(0.11)	0.25	(0.36)	$11.44	2.17%	0.72%	3.11%	27%	$11,806
2014	$11.73	0.33	(0.18)	0.15	(0.33)	$11.55	1.44%	0.72%	2.97%	36%	$12,026
2013	$11.70	0.30	0.03	0.33	(0.30)	$11.73	2.91%	0.72%	2.53%	49%	$18,444
2012	$10.89	0.36	0.81	1.17	(0.36)	$11.70	10.85%	0.73%	3.17%	38%	$20,645

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$11.45	0.27	0.26	0.53	(0.27)	$11.71	4.69%	1.47%	2.34%	20%	$2,252
2015	$11.55	0.27	(0.10)	0.17	(0.27)	$11.45	1.49%	1.47%	2.36%	27%	$2,490
2014	$11.74	0.25	(0.19)	0.06	(0.25)	$11.55	0.60%	1.47%	2.22%	36%	$2,431
2013	$11.70	0.21	0.04	0.25	(0.21)	$11.74	2.15%	1.47%	1.78%	49%	$3,355
2012	$10.89	0.28	0.81	1.09	(0.28)	$11.70	10.12%	1.48%	2.42%	38%	$4,087

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Term Tax-Free Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 9 of the Notes to Financial Statements, the American Century Long-Term Tax-Free Fund is expected to reorganize into the American Century Intermediate-Term Tax-Free Bond Fund on August 19, 2016.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2016

30

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)
33

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,846,769 as exempt interest dividends for the fiscal year ended May 31, 2016.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89434 1607

Annual Report

May 31, 2016

Tax-Free Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Municipal Bonds (Munis) Extended Their Outperformance During a Continued Volatile Period

The narrative provided six months ago in our semiannual report letter hasn’t changed much—the key conditions described then extended for another half year. As explained then, widespread concerns about global economic growth sparked sharp financial market volatility. The primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. These factors re-emerged in January and early February this year, triggering sell-offs in riskier assets such as stocks and high-yield bonds. In the U.S. stock market, relatively defensive sectors such as utilities, telecommunication services, and consumer discretionary performed best. In the U.S. bond market, high-quality sectors including munis and Treasuries were market leaders.

Consistent with the first six months of the reporting period, munis continued to outperform for the full fiscal year. The broad muni market benefited from its comparatively high overall credit quality, despite defaults in Puerto Rico and financial concerns facing Illinois and New Jersey. We continue to view these as isolated incidents running counter to overall muni credit quality trends. Also, as government bond yields fell globally during the last six months of the reporting period, after-tax muni yields looked attractive, especially for investors in top tax brackets.

We expect many of the factors that kept sovereign bond yields low during the reporting period to persist through the end of the year, keeping U.S. government bond yields range-bound, despite the Federal Reserve’s attempts to raise its interest rate target. We believe those attempts will be muted in the face of continuing global economic, political, and market headwinds. Furthermore, conjecture about Federal Reserve policy and the outcome of the U.S. presidential election, among other factors, could lead to further market volatility, presenting both challenges and opportunities for active investment managers. We continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BNTXX	0.02%	0.02%	0.80%	7/31/84

Returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MAY 31, 2016
7-Day Current Yield
After waiver(1)	0.03%
Before waiver	0.03%
7-Day Effective Yield
After waiver(1)	0.03%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	25 days
Weighted Average Life	57 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	87%
31-90 days	6%
91-180 days	2%
More than 180 days	5%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Expenses Paid During Period(1) 12/1/15 - 5/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$1.50	0.30%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.50	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.50	$1.52	0.30%
Investor Class (before waiver)	$1,000	$1,022.50	$2.53	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

MAY 31, 2016

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.8%
California — 23.4%
California Infrastructure & Economic Development Bank Rev., (Randall Grahm), VRDN, 0.65%, 6/2/16 (LOC: Comerica Bank)	$2,420,000	$2,420,000
Eastern Municipal Water District Rev., VRN, 0.49%, 6/2/16	3,000,000	3,000,000
Elsinore Valley Municipal Water District COP, 4.25%, 7/1/16 (NATL-RE)(1)	750,000	752,450
Irvine Ranch Water District Special Assessment, VRN, 0.48%, 6/2/16	2,000,000	2,000,000
Los Angeles GO, 2.00%, 6/30/16	3,000,000	3,003,989
Metropolitan Water District of Southern California Rev., VRN, 0.48%, 6/2/16	6,000,000	6,000,000
Riverside County Rev., 2.00%, 10/12/16	2,500,000	2,515,392
Riverside Water Rev. VRN, 0.55%, 6/2/16	7,000,000	7,000,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.48%, 6/2/16 (AGM)(LIQ FAC: JPMorgan Chase Bank N.A.)(2)	850,000	850,000
Victorville Joint Powers Finance Authority Rev., VRDN, 1.15%, 6/2/16 (LOC: BNP Paribas)	8,440,000	8,440,000
		35,981,831
Colorado — 1.5%
Colorado Educational & Cultural Facilities Authority Rev., (Telluride Mountain School, Inc.), VRDN, 0.47%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	1,260,000	1,260,000
Midcities Metropolitan District No. 1 Rev., VRDN, 0.43%, 6/2/16 (LOC: BNP Paribas)	1,000,000	1,000,000
		2,260,000
District of Columbia — 3.2%
District of Columbia Rev., VRN, 0.52%, 6/2/16	5,000,000	5,000,000
Florida — 6.2%
Florida Department of Management Services COP, 5.00%, 8/1/16	4,875,000	4,912,283
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.50%, 6/2/16 (AGM-CR and XLCA)(LIQ FAC: JPMorgan Chase Bank N.A.)(2)	3,700,000	3,700,000
Venice Rev., (Bon Secours Health System, Inc.), VRDN, 0.45%, 6/2/16 (AGM)(LOC: JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
		9,612,283
Georgia — 4.5%
Stephens County Development Authority Rev., (Caterpillar, Inc.), VRDN, 0.55%, 6/2/16	1,520,000	1,520,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.55%, 6/2/16 (LIQ FAC: JPMorgan Chase Bank N.A.)(2)	1,600,000	1,600,000
Valdosta-Lowndes County Industrial Development Authority Rev., (Steeda Autosports, Inc.), VRDN, 0.56%, 6/2/16 (LOC: Bank of America N.A.)	2,360,000	2,360,000
Walton County Development Authority Rev., (Walton Press, Inc.), VRDN, 0.56%, 6/2/16 (LOC: Bank of America N.A.)	1,400,000	1,400,000
		6,880,000
Hawaii — 2.4%
State of Hawaii GO, 5.00%, 12/1/16	3,555,000	3,635,581

7

	Principal Amount	Value
Idaho — 1.9%
State of Idaho GO, 2.00%, 6/30/16	$3,000,000	$3,004,052
Illinois — 8.8%
East Moline Rev., (Elliott Aviation of the Quad Cities, Inc.), VRDN, 0.62%, 6/1/16 (LOC: U.S. Bank N.A.)	1,120,000	1,120,000
Illinois Finance Authority Rev., (Lake Towers Associates II LP), VRDN, 0.71%, 6/2/16 (LIQ FAC: FHLMC)	4,565,000	4,565,000
Illinois Finance Authority Rev., (Radiological Society of North America, Inc.), VRDN, 0.50%, 6/2/16 (LOC: JPMorgan Chase Bank N.A.)(Acquired 8/23/11, Cost $170,000)(3)	170,000	170,000
Illinois Finance Authority Rev., (Teacher's Academy for Mathematics and Science), VRDN, 0.69%, 6/1/16 (LOC: JPMorgan Chase Bank N.A.)	955,000	955,000
Illinois Finance Authority Rev., (Uniform Law Foundation), VRDN, 0.49%, 6/2/16 (LOC: PNC Bank N.A.)	2,740,000	2,740,000
Illinois Housing Development Authority Rev., (Rome Meadows Associates III LP), VRDN, 0.79%, 6/2/16 (LOC: First National Bank and FHLB)	1,725,000	1,725,000
Rock Island County Metropolitan Airport Authority Rev., (Elliott Aviation of the Quad Cities, Inc.), VRDN, 0.60%, 6/1/16 (LOC: U.S. Bank N.A.)	615,000	615,000
Village of McCook Rev., (Illinois State Andrew Society), VRDN, 0.46%, 6/2/16 (LOC: Northern Trust Company)	1,700,000	1,700,000
		13,590,000
Indiana — 2.8%
Crawfordsville Rev., (Acuity Brands, Inc.), VRDN, 0.47%, 6/2/16 (LOC: Wells Fargo Bank N.A.)(Acquired 3/9/16, Cost $4,000,000)(3)	4,000,000	4,000,000
University of Southern Indiana Rev., VRDN, 0.50%, 6/1/16 (LOC: JPMorgan Chase Bank N.A.)	250,000	250,000
		4,250,000
Iowa — 0.3%
Iowa Finance Authority Rev., (Embria Health Sciences LLC), VRDN, 0.52%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	500,000	500,000
Louisiana — 2.6%
Terrebonne Economic Development Authority Rev., (Buquet Distributing Co., Inc.), VRDN, 0.52%, 6/2/16 (LOC: Community Bank and FHLB)	3,955,000	3,955,000
Maryland — 1.0%
Montgomery County Rev., (American Gastroenterological Association, Inc.), VRDN, 0.47%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	1,510,000	1,510,000
Massachusetts — 0.2%
Massachusetts Industrial Finance Agency Rev., VRDN, 0.70%, 6/1/16 (LOC: TD Bank N.A.)	240,000	240,000
Minnesota — 3.3%
Minnetonka Rev., (Brier Creek Apartments Partnership LLP), VRDN, 0.47%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	200,000	200,000
St. Paul Port Authority Rev., (Bigos-Sibley Tower LLC), VRDN, 0.52%, 6/2/16 (LIQ FAC: FHLMC)	4,845,000	4,844,951
		5,044,951
Missouri — 1.8%
Health & Educational Facilities Authority of the State of Missouri Rev., (Kansas City Art Institute), VRDN, 0.38%, 6/1/16 (LOC: Commerce Bank)	2,800,000	2,800,000

8

	Principal Amount	Value
Nevada — 0.6%
Nevada Housing Division Rev., (L'Octaine LP), VRDN, 0.49%, 6/2/16 (LOC: Citibank N.A.)	$1,000,000	$1,000,000
New Mexico — 0.3%
Albuquerque Rev., (CVI Laser LLC), VRDN, 0.61%, 6/2/16 (LOC: Bank of America N.A.)(Acquired 1/29/15, Cost $400,000)(3)	400,000	400,000
New York — 2.1%
North Amityville Fire Co, Inc. Rev., VRDN, 0.58%, 6/2/16 (LOC: Citibank N.A.)	2,455,000	2,455,000
Suffolk County Industrial Development Agency Rev., (JBC Realty LLC), VRDN, 0.65%, 6/1/16 (LOC: JPMorgan Chase Bank N.A.)	790,000	790,000
		3,245,000
North Carolina — 7.8%
Austin Trust Rev., VRDN, 0.54%, 6/2/16 (LIQ FAC: Bank of America N.A.)(2)	4,000,000	4,000,000
North Carolina Capital Facilities Finance Agency Rev., (Lees-McRae College, Inc.), VRDN, 0.47%, 6/2/16 (LOC: Branch Banking & Trust)	4,340,000	4,340,000
North Carolina Medical Care Commission Rev., (Mission-St Joseph's Health System, Inc.), VRDN, 0.47%, 6/2/16 (SBBPA: Branch Banking & Trust)	3,655,000	3,655,000
		11,995,000
Ohio — 1.1%
Putnam County Rev., (Hilty Home, Inc.), VRDN, 0.45%, 6/2/16 (LOC: First Federal Bank of Midwest and FHLB)	1,665,000	1,665,000
Pennsylvania — 1.7%
Pennsylvania Economic Development Financing Authority Rev., (Gish Logging, Inc.), VRDN, 0.73%, 6/2/16 (LOC: PNC Bank N.A.)	200,000	200,000
Pennsylvania Economic Development Financing Authority Rev., (John C Helfrick), VRDN, 0.63%, 6/2/16 (LOC: PNC Bank N.A.)	500,000	500,000
Pennsylvania Economic Development Financing Authority Rev., (Miquon School), VRDN, 0.53%, 6/2/16 (LOC: PNC Bank N.A.)	400,000	400,000
Pennsylvania Economic Development Financing Authority Rev., (Pittsburgh Allegheny County Thermal Ltd.), VRDN, 0.73%, 6/2/16 (LOC: PNC Bank N.A.)	500,000	500,000
Pennsylvania Economic Development Financing Authority Rev., (Private Industry Council of Westmoreland/Fayette, Inc.), VRDN, 0.55%, 6/2/16 (LOC: PNC Bank N.A.)	300,000	300,000
Pennsylvania Economic Development Financing Authority Rev., VRDN, 0.53%, 6/2/16 (LOC: PNC Bank N.A.)	650,000	650,000
		2,550,000
South Carolina — 2.3%
South Carolina Jobs-Economic Development Authority Rev., (Franco Manufacturing Co, Inc.), VRDN, 0.67%, 6/1/16 (LOC: Bank of America N.A.)	1,500,000	1,500,000
South Carolina Jobs-Economic Development Authority Rev., (Medical University of South Carolina Foundation), VRDN, 0.47%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	2,100,000	2,100,000
		3,600,000
Texas — 12.6%
Allen Independent School District GO, 5.00%, 2/15/17 (PSF-GTD)	1,360,000	1,402,059
Eanes Independent School District GO, 2.00%, 8/1/16 (PSF-GTD)	2,320,000	2,325,955
Gregg County Housing Finance Corp. Rev., (Bailey Properties LLC), VRDN, 0.55%, 6/2/16 (LIQ FAC: FNMA)	4,175,000	4,175,000
Gregg County Housing Finance Corp. Rev., (Summer Green LLC), VRDN, 0.55%, 6/2/16 (LIQ FAC: FNMA)	2,150,000	2,150,000
Harlandale Independent School District GO, 4.75%, 8/15/16, Prerefunded at 100% of Par (PSF-GTD)(1)	1,810,000	1,826,508

9

	Principal Amount	Value
Mission Economic Development Corp. Rev., VRDN, 0.52%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	$1,735,000	$1,735,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.50%, 6/2/16 (LIQ FAC: Bank of America N.A.)(2)	3,125,000	3,125,000
Texas A&M University Rev., 5.00%, 5/15/17	2,500,000	2,604,104
		19,343,626
Utah — 0.3%
Ogden City Redevelopment Agency Tax Allocation, VRDN, 0.47%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	445,000	445,000
Virginia — 2.2%
Barclays Capital Municipal Trust Receipts Rev., VRDN, 0.48%, 6/2/16 (LIQ FAC: Barclays Bank plc)(2)	3,335,000	3,335,000
Washington — 3.9%
Washington Economic Development Finance Authority Rev., (Canam Steel Corp.), VRDN, 0.62%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	1,900,000	1,900,000
Washington Economic Development Finance Authority Rev., (DVF LLC), VRDN, 0.55%, 6/2/16 (LOC: U.S. Bank N.A.)	2,745,000	2,745,000
Washington State Housing Finance Commission Rev., (Evergreen School), VRDN, 0.47%, 6/2/16 (LOC: Wells Fargo Bank N.A.)	1,340,000	1,340,000
		5,985,000
TOTAL INVESTMENT SECURITIES — 98.8%		151,827,324
OTHER ASSETS AND LIABILITIES — 1.2%		1,858,441
TOTAL NET ASSETS — 100.0%		$153,685,765

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AGM-CR	-	Assured Guaranty Municipal Corporation - Custodian Receipts
COP	-	Certificates of Participation
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $16,610,000, which represented 10.8% of total net assets.

(3)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $4,570,000, which represented 3.0% of total net assets.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MAY 31, 2016
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$151,827,324
Cash	636,525
Receivable for investments sold	790,000
Receivable for capital shares sold	127,961
Interest receivable	457,529
153,839,339

Liabilities
Payable for capital shares redeemed	89,003
Accrued management fees	64,571
153,574

Net Assets	$153,685,765

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	153,699,333

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$153,679,503
Undistributed net investment income	600
Undistributed net realized gain	5,662
$153,685,765

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MAY 31, 2016
Investment Income (Loss)
Income:
Interest	$391,189

Expenses:
Management fees	772,005
Trustees' fees and expenses	8,632
Other expenses	215
780,852
Fees waived	(415,770)
365,082

Net investment income (loss)	26,107

Net realized gain (loss) on investment transactions	4,477

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,584

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2016 AND MAY 31, 2015
Increase (Decrease) in Net Assets	May 31, 2016	May 31, 2015
Operations
Net investment income (loss)	$26,107	$16,301
Net realized gain (loss)	4,477	600
Net increase (decrease) in net assets resulting from operations	30,584	16,901

Distributions to Shareholders
From net investment income	(24,922)	(16,301)
From net realized gains	—	(17,565)
Decrease in net assets from distributions	(24,922)	(33,866)

Capital Share Transactions
Proceeds from shares sold	67,634,930	68,526,214
Proceeds from reinvestment of distributions	24,512	33,543
Payments for shares redeemed	(74,293,711)	(75,394,148)
Net increase (decrease) in net assets from capital share transactions	(6,634,269)	(6,834,391)

Net increase (decrease) in net assets	(6,628,607)	(6,851,356)

Net Assets
Beginning of period	160,314,372	167,165,728
End of period	$153,685,765	$160,314,372

Undistributed net investment income	$600	$600

Transactions in Shares of the Fund
Sold	67,634,930	68,526,214
Issued in reinvestment of distributions	24,512	33,543
Redeemed	(74,293,711)	(75,394,148)
Net increase (decrease) in shares of the fund	(6,634,269)	(6,834,391)

See Notes to Financial Statements.

13

Notes to Financial Statements

MAY 31, 2016

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share (NAV) at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

14

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The effective annual management fee for the year ended May 31, 2016 was 0.49% before waiver and 0.22% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security.  During the period, the interfund purchases and sales were $27,380,000 and $24,005,000, respectively.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Exempt income	$24,922	$15,701
Taxable ordinary income	—	$17,565
Long-term capital gains	—	$600

15

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2016, the fund had undistributed ordinary income, undistributed exempt income and accumulated long-term gains for federal tax income purposes of $4,477, $600, and $1,185, respectively.

6. Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds. The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors. In response to the amendments to the rules, as of July 8, 2016, the fund is only available for purchase by accounts that are beneficially owned by natural persons. Beginning October 14, 2016, the board will have the ability to impose a liquidity fee or suspend redemptions in times of severe market stress. The fund will continue to seek to maintain a stable NAV. Management anticipates there will be no changes to the financial statement disclosures.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2016	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.02%	0.23%	0.50%	0.02%	(0.25)%	$153,686
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.02%	0.17%	0.50%	0.01%	(0.32)%	$160,314
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.04%	0.24%	0.50%	0.01%	(0.25)%	$167,166
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$182,944
2012	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.43%	0.50%	0.01%	(0.06)%	$208,238

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2016

18

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

19

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

20

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

21

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $24,922 as exempt interest dividends for the fiscal year ended May 31, 2016.

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89437 1607

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $108,494
FY 2016:    $113,985

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $310,094
FY 2016:    $167,395

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Municipal Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 28, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 28, 2016